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             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                                      among


                               FOSTER WHEELER LLC,
                         FOSTER WHEELER USA CORPORATION,
                      FOSTER WHEELER ENERGY INTERNATIONAL,
                       FOSTER WHEELER ENERGY CORPORATION,


                        THE GUARANTORS SIGNATORY HERETO,

                          THE LENDERS SIGNATORY HERETO,

                              BANK OF AMERICA, N.A.

                            as Administrative Agent,


                FIRST UNION NATIONAL BANK, as Syndication Agent,
                                       and

                   ABN AMRO Bank N.V., as Documentation Agent

                                   arranged by

       BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager,

                                       and

                ABN AMRO BANK N.V., FIRST UNION CAPITAL MARKETS,


                    GREENWICH NATWEST STRUCTURED FINANCE INC.


                     AND TORONTO DOMINION BANK, as Arrangers


                        --------------------------------

                            Dated as of May 25, 2001
                        --------------------------------


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                                TABLE OF CONTENTS

SECTION                                        HEADING                      PAGE

Recitals.......................................................................1

ARTICLE I             DEFINITIONS; CONSTRUCTION................................2

    Section 1.01.     Certain Definitions......................................2
    Section 1.02.     Construction............................................22
    Section 1.03.     Accounting Principles...................................23
    Section 1.04.     Optional Increase of the Commitments....................24
    Section 1.05.     Utilization of Commitments in Foreign Currencies........25

ARTICLE II            THE CREDITS.............................................26

    Section 2.01.     Revolving Credit Loans..................................26
    Section 2.02.     Fees; Reduction of the Committed Amounts................26
    Section 2.03.     Competitive Bid Loans...................................28
    Section 2.04.     Maximum Aggregate Amount of Loans and Letters of Credit.36
    Section 2.05.     Swingline Advances......................................36
    Section 2.06.     Letters of Credit.......................................39
    Section 2.06.01.  Letter of Credit Sublimit...............................39
    Section 2.06.02.  Issuance, Amendment and Renewal of Letters of Credit....40
    Section 2.06.03.  Risk Participations, Drawings and Reimbursements........42
    Section 2.06.04.  Repayment of Participations.............................44
    Section 2.06.05.  Role of the LC Issuer...................................44
    Section 2.06.06.  Obligations Absolute....................................45
    Section 2.06.07.  Cash Collateral Pledge..................................46
    Section 2.06.08.  Uniform Customs and Practice............................46
    Section 2.07.     Making of Loans.........................................47
    Section 2.08.     Interest Rates..........................................48
    Section 2.09.     Conversion or Renewal of Interest Rate Options..........51
    Section 2.10.     Prepayments Generally...................................52
    Section 2.11.     Optional Prepayments; Mandatory Prepayments.............53
    Section 2.12.     Interest Payment Dates..................................54
    Section 2.13.     Pro Rata Treatment......................................54
    Section 2.14.     Additional Compensation in Certain Circumstances........54
    Section 2.15.     Payments Generally; Interest on Overdue Amounts.........57
    Section 2.16      Taxes59
    Section 2.17.     Funding by Branch, Subsidiary or Affiliate..............61
    Section 2.18.     Extension of Revolving Credit Maturity Date.............61
    Section 2.19.     Appointment of Company as Agent for Borrower............62
    Section 2.20.     Borrower Waiver.........................................62
    Section 2.21.     Designation of Borrowing Subsidiaries...................63

ARTICLE III           REPRESENTATIONS AND WARRANTIES.........................64

    Section 3.01.     Corporate Status........................................64
    Section 3.02.     Corporate Power and Authorization.......................64
    Section 3.03.     Execution and Binding Effect............................64
    Section 3.04.     Governmental Approvals and Filings......................65
    Section 3.05.     Absence of Conflicts....................................65
    Section 3.06.     Audited Financial Statements............................65
    Section 3.07.     Absence of Undisclosed Liabilities......................66
    Section 3.08.     Absence of Material Adverse Changes.....................66
    Section 3.09.     Accurate and Complete Disclosure........................66
    Section 3.10.     Margin Regulations......................................66
    Section 3.11.     Subsidiaries............................................67
    Section 3.12.     Partnerships, etc.......................................67
    Section 3.13.     Litigation..............................................67
    Section 3.14.     Absence of Events of Default............................67
    Section 3.15.     Absence of Other Defaults...............................67
    Section 3.16.     Insurance...............................................68
    Section 3.17.     Title to Property.......................................68
    Section 3.18.     Intellectual Property...................................68
    Section 3.19.     Taxes68
    Section 3.20.     Employee Benefits.......................................69
    Section 3.21.     Environmental Matters...................................70

ARTICLE IV            CONDITIONS OF LENDING...................................71

    Section 4.01.     Conditions to Initial Loans or Letter of Credit.........71
    Section 4.02.     Conditions to All Loans and Letters of Credit...........72

ARTICLE V             AFFIRMATIVE COVENANTS...................................73

    Section 5.01.     Basic Reporting Requirements............................73
    Section 5.02.     Insurance...............................................75
    Section 5.03.     Payment of Taxes and Other Potential Charges and Priori.76
    Section 5.04.     Preservation of Corporate Status........................76
    Section 5.05.     Governmental Approvals and Filings......................76
    Section 5.06.     Maintenance of Properties...............................77
    Section 5.07.     Avoidance of Other Conflicts............................77
    Section 5.08.     Financial Accounting Practices..........................77
    Section 5.09.     Use of Proceeds.........................................77
    Section 5.10.     Continuation of or Change in Business...................77
    Section 5.11.     Consolidated Tax Return.................................78
    Section 5.12.     Fiscal Year.............................................78
    Section 5.13.     ERISA78
    Section 5.14.     Ratings.................................................78
    Section 5.15.     Guaranty................................................79

ARTICLE VI            NEGATIVE COVENANTS......................................79

    Section 6.01.     Financial Covenants.....................................79
    Section 6.02.     Liens81
    Section 6.03.     Indebtedness............................................82
    Section 6.04.     Loans, Advances and Certain Investments.................83
    Section 6.05.     Changes in Business.....................................83
    Section 6.06.     Amendment of Certain Documents..........................83
    Section 6.07.     Mergers; Acquisitions...................................83
    Section 6.08.     ERISA Obligations.......................................84
    Section 6.09.     Principal Foreign Affiliates............................84
    Section 6.10.     Certain Agreements......................................84
    Section 6.11.     Restricted Payments.....................................85
    Section 6.12.     Transactions with Affiliates............................86
    Section 6.13.     Capital Expenditures....................................86

ARTICLE VII           DEFAULTS................................................86

    Section 7.01.     Events of Default.......................................86
    Section 7.02.     Consequences of an Event of Default.....................89

ARTICLE VIII          THE AGENTS..............................................90

    Section 8.01.     Appointment.............................................90
    Section 8.02.     General Nature of Agents' Duties........................90
    Section 8.03.     Exercise of Powers......................................91
    Section 8.04.     Certain Provisions......................................91
    Section 8.05.     Administration by the Agents............................92
    Section 8.06.     Lender Not Relying on Agents or Other Lenders...........93
    Section 8.07.     Indemnification.........................................93
    Section 8.08.     Agents in their Individual Capacities...................93
    Section 8.09.     Holders of Notes........................................94
    Section 8.10.     Successor Agents........................................94
    Section 8.11.     Calculations............................................94
    Section 8.12.     Funding by Administrative Agent.........................95
    Section 8.13.     Syndication Agent and Documentation Agent...............95

ARTICLE IX            GUARANTY................................................95

    Section 9.01.     The Guaranty............................................95
    Section 9.02.     Bankruptcy..............................................95
    Section 9.03.     Nature of Liability.....................................96
    Section 9.04.     Independent Obligation..................................96
    Section 9.05.     Authorization...........................................96
    Section 9.06.     Reliance................................................97
    Section 9.07.     Subordination...........................................97
    Section 9.08.     Waiver..................................................98
    Section 9.09.     Nature of Liability.....................................98
    Section 9.10.     Judgments Binding.......................................99

ARTICLE X             MISCELLANEOUS...........................................99

    Section 10.01.    Holidays................................................99
    Section 10.02.    Records.................................................99
    Section 10.03.    Amendments and Waivers..................................99
    Section 10.04.    No Implied Waiver; Cumulative Remedies.................100
    Section 10.05.    Notices................................................101
    Section 10.06.    Expenses; Taxes; Indemnity.............................101
    Section 10.07.    Severability...........................................102
    Section 10.08.    Prior Understandings...................................102
    Section 10.09.    Duration; Survival.....................................103
    Section 10.10.    Counterparts...........................................103
    Section 10.11.    Limitation on Payments.................................103
    Section 10.12.    Set-Off................................................103
    Section 10.13.    Sharing of Collections.................................104
    Section 10.14.    Successors and Assigns; Participations; Assignments....104
    Section 10.15.    Governing Law; Submission to Jurisdiction;
                         Waiver of Jury Trial................................109
    Section 10.16.    Confidentiality........................................109
    Section 10.17.    Replacement of Lenders.................................110
    Section 10.18.    Judgment Currency......................................110
    Section 10.19.    Effectiveness..........................................111
    Section 10.20.    Entire Agreement - Construction........................111


EXHIBIT A      Form of Revolving Credit Note
EXHIBIT B      Form of Competitive Bid Loan Quote Request
EXHIBIT C      Form of Competitive Bid Loan Quote
EXHIBIT D      Form of Competitive Bid Note
EXHIBIT E      Form of Swingline Advance Note
EXHIBIT F      Form of Quarterly Compliance Certificate
EXHIBIT G      Form of Transfer Supplement
EXHIBIT H      Subsidiary Guaranty Agreement
EXHIBIT I      Joinder to Revolving Credit Agreement
EXHIBIT J      Pledge Agreement
EXHIBIT K      Commitment Increase Supplement
EXHIBIT L      Request for Extension of Credit
EXHIBIT M      Election to Participate

SCHEDULE 3.01  Corporate Status
SCHEDULE 3.02  Consents and Approvals
SCHEDULE 3.07  Indebtedness
SCHEDULE 3.11  Subsidiaries
SCHEDULE 3.12  Partnerships
SCHEDULE 3.21  Environmental Matters
SCHEDULE 6.02  Liens

             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

           THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of May 25, 2001, by and among FOSTER WHEELER LLC, a Delaware limited liability company (the "COMPANY"), the Borrowing Subsidiaries (as hereinafter defined), the guarantors party hereto from time to time (the "GUARANTORS", as defined further below), the lenders party hereto from time to time (the "LENDERS", as defined further below), Bank of America, N.A., as Administrative Agent for the Lenders hereunder, First Union National Bank, as Syndication Agent, ABN AMRO Bank N.V., as Documentation Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager and First Union Capital Markets, ABN AMRO Bank N.V., Greenwich NatWest Structured Finance Inc. and Toronto Dominion Bank, as the Arrangers.


                                    RECITALS

           WHEREAS, Foster Wheeler Corporation, the Lenders and the Agents are currently party to that certain Amended and Restated Revolving Credit Agreement dated as of December 1, 1999 (as amended, the "PREVIOUS CREDIT AGREEMENT"). Through a corporate reorganization (the "REORGANIZATION"), Foster Wheeler Corporation will merge with and into the Company with the Company being the surviving entity of such merger. The sole member of the Company will be Foreign Holdings Ltd., a newly formed Bermuda corporation ("FOREIGN HOLDINGS"), and Foreign Holdings is a wholly-owned Subsidiary of Foster Wheeler Ltd., also a newly formed Bermuda corporation ("PARENT"). In connection with the Reorganization, the existing shareholders of Foster Wheeler Corporation will become shareholders of Parent. As part of the Reorganization, Foster Wheeler Corporation and the guarantors under the Previous Credit Agreement ("PREVIOUS GUARANTORS") have requested that the Previous Credit Agreement be amended in certain respects as described below to provide, INTER ALIA, (i) that the Company, and the Previous Guarantors will become "Borrowers" hereunder on a joint and several basis, (ii) that Parent, Foreign Holdings and Foster Wheeler US Holdings, Inc., a Delaware corporation, and Foster Wheeler International Holdings, Inc., a Delaware corporation, which are two newly formed direct, wholly-owned Subsidiaries of the Company (collectively, the "HOLDCOS"), which will own 100% of the capital stock of the Previous Guarantors, shall provide a guaranty of all obligations of the "Borrowers" hereunder, and (iii) that certain additional technical modifications will be made to the Previous Credit Agreement and the other Loan Documents and, for the sake of clarity and convenience, that the Previous Credit Agreement be restated as so amended. This Agreement shall become effective, and shall amend and restate the Previous Credit Agreement, on the execution of this Agreement by the Credit Parties signatory hereto, the Administrative Agent and the Required Lenders and the satisfaction of the conditions precedent contained in Section 10.19 hereof; and from and after the Effective Date, (i) all references made to the Previous Credit Agreement and the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Second Amended and Restated Revolving Credit Agreement and (ii) the Previous Credit Agreement shall be deemed amended and restated in its entirety hereby.

           WHEREAS, the Borrowers (as herein defined) have requested that the Lenders continue to extend credit to the Company as well as to each Borrowing

Subsidiary, and the Lenders, upon the occurrence of the Effective Date and subject to the terms hereof, will continue to lend monies and/or make advances, extensions of credit or other financial accommodations to, on behalf of or for the benefit of the Company and each Borrowing Subsidiary pursuant hereto.

           NOW, THEREFORE, in consideration of the recitals set forth above, which by this reference are incorporated into this Agreement set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and subject to the terms and conditions hereof and on the basis of the representations and warranties herein set forth, the Borrowers, the Guarantors, the Agents and the Lenders hereby agree to the following:


                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION

           SECTION 1.01. CERTAIN DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

           "ABSOLUTE RATE" shall have the meaning set forth in Section 2.03(d)(ii)(F) hereof.

           "ABSOLUTE RATE AUCTION" shall mean a solicitation of Competitive Bid Loan Quotes setting forth Absolute Rates pursuant to Section 2.03 hereof.

           "ABSOLUTE RATE LOAN" or "ABSOLUTE RATE LOANS" shall mean any or all Competitive Bid Loans the interest rates of which are determined on the basis of Absolute Rates pursuant to an Absolute Rate Auction.

           "ADMINISTRATIVE AGENT" shall mean, initially, Bank of America, N.A., in its capacity as Administrative Agent for the Lenders hereunder, and any successor Administrative Agent appointed in accordance with Section 8.10 hereof.

           "AFFECTED LENDER" shall have the meaning set forth in Section 2.08(e) hereof.

           "AFFILIATE" of a Person (the "SPECIFIED PERSON") shall mean (a) any Person which directly or indirectly controls, or is controlled by, or is under common control with, the Specified Person, and (b) any director or officer (or, in the case of a Person which is not a corporation, any individual having analogous powers) of the Specified Person or of a Person who is an Affiliate of the Specified Person within the meaning of the preceding clause (a). For purposes of the preceding sentence, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "AGENTS" shall mean, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent and "Agent" shall mean any of the foregoing.

           "ANNIVERSARY DATE" shall mean each February 12 during the term of this Agreement.

           "APPLICABLE MARGIN", "FACILITY FEE" AND "UTILIZATION FEE" each means the number of basis points designated below in the applicable column and appropriate grid:

-------------------------------- ----------- ------------ ------------- ------------ -----------

                                 LEVEL I DAY LEVEL II DAY LEVEL III DAY LEVEL IV DAY LEVEL V DAY
-------------------------------- ----------- ------------ ------------- ------------ -----------

Applicable Margin for Base Rate     0 bps      25.0 bps     62.5 bps      87.5 bps    137.5 bps
Option
-------------------------------- ----------- ------------ ------------- ------------ -----------

Applicable Margin for CD Rate     90.0 bps     110.0 bps    142.5 bps    162.5 bps    192.5 bps
Option
-------------------------------- ----------- ------------ ------------- ------------ -----------

Applicable Margin for Euro Rate   77.5 bps     97.5 bps      130 bps      150 bps      180 bps
Option
-------------------------------- ----------- ------------ ------------- ------------ -----------

Facility Fee                      22.5 bps     27.5 bps     32.5 bps      37.5 bps    57.5 bps
-------------------------------- ----------- ------------ ------------- ------------ -----------

Utilization Fee                   12.5 bps     12.5 bps     12.5 bps      12.5 bps    12.5 bps
-------------------------------- ----------- ------------ ------------- ------------ -----------
(bps = basis points per annum)
------------------------------------------------------------------------------------------------

PROVIDED, HOWEVER, that:

           (a) if on any day the Dollar Equivalent of the sum of the aggregate principal amount of outstanding Loans under this Agreement and all Letter of Credit Obligations exceeds 33% of the Total Revolving Credit Commitment under this Agreement, an additional 0.125% per annum (the "UTILIZATION FEE") shall be added to the Applicable Margin for such day (and the term "Applicable Margin" shall be deemed to include the Utilization Fee).

            "ASSESSMENT RATE" shall have the meaning set forth in Section 2.08(a)(ii) hereof.

           "BANK OF AMERICA" means Bank of America, N.A., a national banking association.

           "BASE RATE" shall have the meaning set forth in Section 2.08(a)(i) hereof.

           "BASE RATE AUCTION" shall mean a solicitation of Competitive Bid Loan Quotes setting forth Base Rate Margins based on the Base Rate pursuant to
Section 2.03 hereof.

           "BASE RATE LOANS" shall mean Competitive Bid Loans the interest rates of which are determined on the basis of the Base Rate pursuant to a Base Rate Auction.

           "BASE RATE MARGIN" shall have the meaning set forth in Section 2.03(d)(ii)(E) hereof.

           "BASE RATE OPTION" shall have the meaning set forth in Section 2.08(a)(i) hereof.

           "BASE RATE PORTION" of any Loan or Loans shall mean at any time the portion, including the whole, of such Loan or Loans bearing interest at such time (i) under the Base Rate Option or (ii) in accordance with Section 2.15 hereof. If no Loan or Loans is specified, "Base Rate Portion" shall refer to the Base Rate Portion of all Loans outstanding at such time.

           "BENEFIT PLAN" shall mean any plan, agreement, arrangement or commitment which is an employment or consulting agreement, executive compensation plan, bonus plan, deferred compensation agreement, employee pension, profit-sharing, savings or retirement plan, employee stock option or stock purchase plan, retiree medical or life, group life, health, or accident insurance or other benefit plan, agreement, arrangement or commitment, including, without limitation, severance, or other bonus practice (including, but not limited to, employee benefit plans, as defined in section 3(3) of ERISA), with respect to which the Company, any Borrowing Subsidiary, any of the Company's other Significant Subsidiaries, or a member of their respective Controlled Group, at any relevant time have some liability or obligation to contribute or pay benefits and which relates to current or former employees of the Company, any Borrowing Subsidiary, any other Significant Subsidiary or any member of their respective Controlled Group.

           "BORROWERS" shall mean any one or more of the Company and any Borrowing Subsidiary, and individually, the Borrowers are referred to as a "Borrower".

           "BORROWING SUBSIDIARY" means Foster Wheeler USA Corporation, a Delaware corporation, Foster Wheeler Energy International, Inc., a Delaware corporation, Foster Wheeler Energy Corporation, a Delaware corporation, and any other wholly-owned Subsidiary of the Company that has become or remains a Borrowing Subsidiary pursuant to Section 2.21.

           "BUSINESS DAY" shall mean (a) with respect to selection of the Euro-Rate Option, prepayment of any Euro-Rate Portion of any Revolving Credit Loans, determining the first or last day of any Euro-Rate Funding Period, the giving of notices or quotes in connection with a LIBOR Auction or a payment of principal of or interest on, or the Interest Period for, a LIBOR-based Loan, a day for dealings in deposits in Dollars by and among banks in the London interbank market and on which commercial banks are open for domestic and international business in Los Angeles, California and New York, New York and (b) with respect to selection of any other interest rate Option, prepayment of any part of any other Portion of any Revolving Credit Loans, determining the first or last day of any other Funding Period, the giving of notices or quotes in connection with an Absolute Rate or a payment of principal of or interest on, or the Interest Period for, an Absolute Rate Loan and in every other context, any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in Los Angeles, California or New York, New York.

           "CAPITALIZED LEASE" shall mean at any time any lease which is, or is required under GAAP to be, capitalized on the balance sheet of the lessee at such time, and "CAPITALIZED LEASE OBLIGATION" of any Person at any time shall mean the aggregate amount which is, or is required under GAAP to be, reported as a liability on the balance sheet of such Person at such time as lessee under a Capitalized Lease.

           "CASH COLLATERALIZE" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the LC Issuer and the Lenders, as collateral for the applicable Letter of Credit Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the LC Issuer. Derivatives of such term shall have corresponding meaning. Each Borrower hereby grants the Administrative Agent, for the benefit of the Administrative Agent, the LC Issuer and the Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked interest bearing (to the extent available) deposit accounts at Bank of America.

            "CD RATE" shall have the meaning set forth in Section 2.08(a)(ii) hereof.

           "CD RATE FUNDING PERIOD" shall have the meaning set forth in Section 2.08(c) hereof.

           "CD RATE OPTION" shall have the meaning set forth in Section 2.08(a)(ii) hereof.

           "CD RATE PORTION" of any Loan or Loans shall mean at any time the portion, including the whole, of such Loan or Loans bearing interest at any time under the CD Rate Option or at a rate calculated by reference to the CD Rate under Section 2.15 hereof. If no Loan or Loans is specified, "CD Rate Portion" shall refer to the CD Rate Portion of all Loans outstanding at such time.

           "CD RATE RESERVE PERCENTAGE" for any day and for any CD Rate Funding Period shall mean the percentage (expressed as a decimal, rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Administrative Agent (which determination shall be conclusive absent manifest error), which is in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) representing the maximum reserve requirement (including without limitation supplemental, marginal and emergency reserve requirements) for a member bank of such System in respect of nonpersonal time deposits in Dollars in the United States having a maturity comparable to such CD Rate Funding Period.

           "CHANGE OF CONTROL" shall mean (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder), other than Parent and/or Foreign Holdings, shall have become the beneficial owner (as defined in Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission (the "SEC") under the Exchange Act) of 20% or more of the Company's outstanding Voting Stock, unless a majority of the Continuing Directors approves the acquisition not later than 10 days after such acquisition or (b) a change in the board of directors of the Company shall have occurred which results in a majority of directors not being Continuing Directors.

           "CLOSING DATE" shall mean the date on which the last of the conditions set forth in Section 4.01 hereof has been satisfied in respect of the Previous Credit Agreement.

           "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

           "COMMITMENTS" of a Lender shall mean the Revolving Credit Commitment of such Lender.

           "COMMITMENT PERCENTAGE" of a Lender at any time shall mean the Commitment Percentage for such Lender set forth below its name on the signature page hereof, subject to adjustment as provided in Sections 1.04 and 10.17 hereof and subject to transfer to another Lender as provided in Section 10.14 hereof.

           "COMPANY" shall have the meaning set forth in the initial paragraph hereto.

           "COMPETITIVE BID BORROWING" shall have the meaning set forth in
Section 2.03(b) hereof.

           "COMPETITIVE BID EXPIRATION DATE" shall mean February 5, 2003, or such later date as may be established as the Competitive Bid Expiration Date pursuant to Section 2.18 hereof.

           "COMPETITIVE BID LOAN" or "COMPETITIVE BID LOANS" shall mean any or all loans provided for by Section 2.03 hereof.

           "COMPETITIVE BID LOAN MATURITY DATE" shall have the meaning set forth in Section 2.03(j) hereof.

           "COMPETITIVE BID LOAN QUOTE" shall mean an offer in accordance with
Section 2.03(d) hereof by a Lender to make a Competitive Bid Loan.

           "COMPETITIVE BID LOAN QUOTE REQUEST" shall have the meaning set forth in Section 2.03(b) hereof.

           "COMPETITIVE BID NOTE" shall have the meaning set forth in Section 2.03(p) hereof.

           "COMPETITIVE BID RECORD" shall have the meaning set forth in Section 2.03(l) hereof.

           "CONSOLIDATED ADJUSTED EBITDAR" for any period, with respect to the Company and its consolidated Subsidiaries, shall mean the sum of (a) Consolidated Net Income for such period (except for cash dividends paid pursuant to Section 6.11(iv)(y) to the extent that such cash dividends relate to an expense which, in accordance with GAAP, has already reduced Consolidated Net Income for such period), (b) Consolidated Adjusted Interest Expense for such period to the Consolidated Fixed Charges for such period) (c) charges against income for foreign, federal, state and local income taxes for such period, (d) the amount of all expenses for depreciation and amortization for such period and

(e) Consolidated Adjusted Rental Expense for such period, all as determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED ADJUSTED INTEREST EXPENSE" for any period shall mean the sum of (a) the total interest expense of the Company and its consolidated Subsidiaries (other than Special Purpose Subsidiaries) and (b) any cash dividend paid on the Company's Trust Preferred, for such period determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED ADJUSTED RENTAL EXPENSE" for any period shall mean aggregate rent and lease payments made pursuant to operating leases for such period by the Company and its consolidated Subsidiaries (other than Special Purpose Subsidiaries) determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED CAPITALIZATION" at any time shall mean the sum of Consolidated Net Worth at such time and Consolidated Indebtedness at such time.

           "CONSOLIDATED FIXED CHARGES" for any period shall mean the sum of Consolidated Adjusted Interest Expense for such period and Consolidated Adjusted Rental Expense for such period.

           "CONSOLIDATED FIXED CHARGES COVERAGE RATIO" for any period shall mean the ratio of the Consolidated Adjusted EBITDAR for such period (less any cash dividend (or similar type of payment) paid on the Company's equity interest for such period except for cash dividends paid pursuant to Section 6.11(iv)(y) to the extent that such cash dividends relate to an expense which, in accordance with GAAP, has already reduced Consolidated Adjusted EBITDAR for such period) to the Consolidated Fixed Charges for such period.

           "CONSOLIDATED INDEBTEDNESS" at any time shall mean the Indebtedness of the Company and its consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED LEVERAGE RATIO" at any time shall mean the ratio of Consolidated Indebtedness to the Consolidated Capitalization at such time.

           "CONSOLIDATED NET INCOME" for any period shall mean the net earnings (or loss) after taxes of the Company and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED NET WORTH" at any time shall mean the total amount of stockholders' equity (including, without duplication, the face amount of the Company's Trust Preferred issued and outstanding at such time) of the Company and its consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP, PROVIDED, that in the calculation of Consolidated Net Worth of the Company solely for the purposes of Section 6.01(b), accumulated other comprehensive income in accordance with GAAP shall be excluded.

           "CONTINUING DIRECTORS" shall mean members of the board of directors of the Company who (a) were directors on January 1, 1999 or (b) have been directors for at least two years, or (c) were nominated or elected with the affirmative vote of the greater of (x) a majority of the Continuing Directors on the board or (y) three Continuing Directors.

           "CONTROLLED GROUP" shall mean with respect to any Person, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Person, are treated as a single employer under Section 414(b), 414(c), 414(m) or 414(o) of the Code or Section 4001(a)(2) of ERISA.

           "CONVERTIBLE SUBORDINATED NOTES" shall mean Parent's Subordinated Convertible Notes in an amount not to exceed $225,000,000 due in 2007 issued pursuant to an Indenture to be entered into on or about May 25, 2001 among Parent, the Company and the trustee party thereto.

           "CORRESPONDING SOURCE OF FUNDS" shall mean:

                       (a) In the case of any Funding Segment of the CD Rate Portion, the proceeds of hypothetical issuances by a Lender of one or more of its certificates of deposit at the beginning of the CD Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such CD Rate Funding Period and in an aggregate amount approximately equal to such Lender's Pro Rata share of such Funding Segment; and

                       (b) In the case of any Funding Segment of the Euro-Rate Portion, the proceeds of hypothetical receipts by a Notional Euro-Rate Funding Office or by a Lender through a Notional Euro-Rate Funding Office of one or more Dollar deposits in the interbank eurodollar market at the beginning of the Euro-Rate Funding Period corresponding to such Funding Segment having maturities approximately equal to such Euro-Rate Funding Period and in an aggregate amount approximately equal to such Lender's Pro Rata share of such Funding Segment.

           "CREDITORS" shall mean the Lenders, the LC Issuer, the Swingline Lender and the Agents.

           "CREDIT PARTY" shall mean each of the Borrowers and the Guarantors.

           "DEBT INSTRUMENT" shall have the meaning set forth in Section 7.01(f) hereof.

           "DOCUMENTATION AGENT" shall mean ABN AMRO Bank N.V., in its capacity as documentation agent hereunder.

           "DOLLAR," "DOLLARS" and the symbol "$" shall mean lawful money of the United States of America.

           "DOLLAR EQUIVALENT" shall mean, as of the date of determination, (a) the amount denominated in Dollars, and (b) as to any amount denominated in another currency, the equivalent amount in Dollars as determined by the

Administrative Agent on the basis of the Spot Rate for the purchase of Dollars with such currency; provided, that with respect to Letter of Credit Obligations in Offshore Currencies that are valued as of the last Business Day of each month, the equivalent amount in Dollars shall be determined by Bank of America in its capacity as LC Issuer instead of the Administrative Agent.

           "EFFECTIVE DATE" shall have the meaning given to that term in Section
10.19 hereof.

           "ELIGIBLE ASSIGNEE" means (a) a financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, PROVIDED that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary or (d) another Lender.

           "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other communication (written or oral) by any other Person (including but not limited to any Governmental Authority, citizens' group or present or former employee of such Person) alleging, asserting or claiming any actual or potential (a) violation of any Requirements of Law, (b) liability under any Requirements of Law or (c) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location, whether or not owned by such Person.

           "ENVIRONMENTAL MATTERS" means any matter arising out of, relating to, or resulting from any emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater, or soil, or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

           "ENVIRONMENTAL PERMITS" means all permits, licenses, authorizations, registrations and other governmental consents required by applicable Requirements of Law for the use, storage, treatment, transportation, release, emission and disposal of raw materials, by-products, wastes and other substances used or produced by or otherwise relating to the operations of the Company and any Significant Subsidiary of the Company.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

           "ERISA LIEN" shall mean a security interest or lien arising under or in connection with a Pension Plan or Title IV of ERISA or a claim asserted

(including for failure to withhold) by the government which if successful would result in such a lien; PROVIDED, HOWEVER, that any claim asserted, (a) for which the Company has reasonable grounds to contest and (b) which the Company is diligently contesting in good faith through appropriate proceedings with the IRS or a court of law, shall not be deemed an ERISA Lien for so long as all of the above conditions are met.

           "EUROCURRENCY LIABILITIES" shall have the meaning set forth in the definition of Euro-Rate Reserve Percentage set forth in Section 1.01 hereof.

           "EUROCURRENCY LOAN" shall have the meaning set forth in Section 2.03(r) hereof.

           "EURO-RATE" shall have the meaning set forth in Section 2.08(a)(iii) hereof.

           "EURO-RATE FUNDING PERIOD" shall have the meaning set forth in
Section 2.08(c) hereof.

           "EURO-RATE OPTION" shall have the meaning set forth in Section 2.08(a)(iii) hereof.

           "EURO-RATE PORTION" of any Loan or Loans shall mean at any time the portion, including the whole, of such Loan or Loans bearing interest at any time under the Euro-Rate Option or at a rate calculated by reference to the Euro-Rate under Section 2.15 hereof. If no Loan or Loans is specified, "Euro-Rate Portion" shall refer to the Euro-Rate Portion of all Loans outstanding at such time.

           "EURO-RATE RESERVE PERCENTAGE" means for any day for any Lender for any Funding Segment or Interest Period the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, as determined in good faith by such Lender (which determination shall be conclusive absent manifest error), under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of such Lender (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "EUROCURRENCY LIABILITIES").

           "EVENT OF DEFAULT" shall mean any of the Events of Default described in Section 7.01 hereof.

           "EXIT FUNDING AGREEMENT" shall mean that certain Exit Funding Agreement dated as of October 15, 1999, by and between Foster Wheeler Corporation (or any successor thereto) and SunTrust Bank, Central Florida, National Association related to the restructuring of certain indebtedness originally incurred to finance a portion of the costs of constructing the Robbins Facility.

           "FACILITY FEE" is set forth in the definition of "APPLICABLE MARGIN."

           "FEDERAL FUNDS EFFECTIVE RATE" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) determined by the Administrative Agent (which determination shall be conclusive) to be the rate per annum announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED, that if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

           "FINANCIAL LETTER OF CREDIT" means a Letter of Credit that is not, as reasonably determined by the LC Issuer, a Performance Letter of Credit.

           "FINANCIAL LETTER OF CREDIT SUBLIMIT" shall mean $20,000,000.

           "FINANCIAL PROVISIONS" shall have the meaning set forth in Section 1.03(d) hereof.

           "FOREIGN HOLDINGS" shall have the meaning set forth in the Recitals hereto.

           "FUNDING PERIODS" shall have the meaning set forth in Section 2.08(c) hereof.

           "FUNDING SEGMENT" of the CD Rate Portion or the Euro-Rate Portion, as the case may be, of the Revolving Credit Loans at any time shall mean the entire principal amount of such Portion to which at the time in question there is applicable a particular Funding Period beginning on a particular day and ending on a particular day. (By definition, each such Portion is at all times composed of an integral number of discrete Funding Segments and the sum of the principal amounts of all Funding Segments of any such Portion at any time equals the principal amount of such Portion at such time.)

           "GAAP" shall have the meaning set forth in Section 1.03 hereof.

           "GOVERNMENTAL ACTION" shall have the meaning set forth in Section
3.04 hereof.

           "GOVERNMENTAL AUTHORITY" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

           "GUARANTEE" shall mean the guarantee by any Person to pay or perform the obligations of any other Person, including any agreement, whether such agreement is on a contingency basis or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another Person to make payment of Indebtedness.

           "GUARANTEED OBLIGATIONS" shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note and Loan made under this Agreement and of the Letter of Credit Obligations, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Borrower to the Agents, the LC Issuer, the Swingline Lender and the Lenders now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Document to which any Borrower is a party and the due performance and compliance with all the terms, conditions and agreements contained in such Loan Documents by such Borrower.

           "GUARANTORS" shall mean Parent, Foreign Holdings, Holdcos, and any domestic Subsidiary of the Company, other than a Borrowing Subsidiary, designated pursuant to Section 5.15 hereof.

           "GUARANTY" shall mean the Guaranty as set forth in Article IX hereof.

           "HAZARDOUS MATERIALS" means any pollutants, contaminants, hazardous or toxic substances, materials or wastes (including petroleum, petroleum by-products, PCBs, and friable asbestos) as those concepts are used in the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Toxic Substance Control Act (TSCA), the Clean Air Act, the Clean Water Act, and other similar federal or state statutes or regulations.

           "HOLDCOS" shall have the meaning set forth in the Recitals hereto.

           "INDEBTEDNESS" of a Person shall mean with respect to any Person, without duplication, all (a) liabilities or obligations incurred in connection with borrowings (including reimbursement obligations in respect of letters of credit or banker's acceptances which have been drawn and including the sale of debt securities) of such Person which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations of such Person; (b) liabilities or obligations of such Person issued, incurred or assumed in respect of the purchase price of property except for trade accounts payable incurred in the ordinary course of business on which interest is not being accrued; (c) liabilities or obligations of others of any of the types specified in the preceding clauses (a) and (b) for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (d) liabilities or obligations of others of any of the types specified in the preceding clauses (a) and (b) which are secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (e) to the extent not included in the preceding clauses (a) through (d), the excess over $10,000,000 of the aggregate undrawn amount of all financial letters of credit issued on account of such Person.

           "INDEMNIFIED PARTIES" shall mean the Agents, the LC Issuer, the Swingline Lender, the Lenders, their respective affiliates, and the directors, officers, employees, attorneys and agents of each of the foregoing.

           "INDENTURE" shall have the meaning set forth in Section 6.10 hereof.

           "INITIAL REVOLVING CREDIT COMMITTED AMOUNT" shall have the meaning set forth in Section 2.01(a) hereof.

           "INTEREST PERIOD" shall mean with respect to any Competitive Bid Loan, the period commencing on the date such Competitive Bid Loan is made and ending on a date not less than seven days nor more than 180 days thereafter (with respect to any Absolute Rate Loan) or 30, 60, 90 or 180 days thereafter (with respect to any CD Rate Loan) or one, two, three or six months (with respect to any LIBO-Rate Loan), as the Company may specify in the related Competitive Bid Loan Quote Request as provided in Section 2.03(b) hereof, PROVIDED that:

                       (a) No Interest Period may end after the Competitive Bid Expiration Date;

                       (b) Each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day or, in the case of an Interest Period for a LIBOR-based Loan, if such next succeeding Business Day falls in the next succeeding calendar month, then such Interest Period shall end on the next preceding Business Day; and

                       (c) Notwithstanding clauses (a) and (b) above, no Interest Period for any Competitive Bid Loan shall have a duration of less than seven days and, if the Interest Period for any Competitive Bid Loan would otherwise be a shorter period, such Competitive Bid Loan shall not be available hereunder.

           "INVESTMENT" by any Person in any other Person shall mean:

                       (a) the amount paid, or the value of property or services contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, option contracts, investment contracts, partnership or other ownership interests or other securities of any other Person;

                       (b) the amount of any advance, loan or extension of credit to any other Person by such Person; and

                       (c) the amount of any Indebtedness of any other Person which such Person has guaranteed and which by its terms or as a consequence of any default thereunder such Indebtedness has or may, at the option of the holder thereof, become due and payable by acceleration or otherwise.

           "IRS" shall mean the Internal Revenue Service.

           "ISSUANCE" means, with respect to any Letter of Credit, the issuance, extension of the expiry of, renewal or increase in the amount of such Letter of Credit. "ISSUE," "ISSUED" and "ISSUING" have corresponding meanings.

           "LAW" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

           "LC ISSUER" means Bank of America or any other Lender replacing Bank of America as LC Issuer upon the mutual consent of the Company and the Administrative Agent, in each case not to be unreasonably withheld, and such Lender.

           "LENDER" shall mean any of the Lenders listed on the signature pages hereof, subject to the provisions of Sections 1.05, 10.14 and 10.17 hereof pertaining to Persons becoming or ceasing to be Lenders.

           "LETTER OF CREDIT" means a Financial Letter of Credit or a Performance Letter of Credit issued hereunder.

           "LETTER OF CREDIT ADVANCE" means each Lender's participation in any Letter of Credit Borrowing under Section 2.06.03.

           "LETTER OF CREDIT AMENDMENT APPLICATION" means an application form for amendment of outstanding Letters of Credit as shall at any time be in use by the LC Issuer, as the LC Issuer shall request.

           "LETTER OF CREDIT APPLICATION" means an application form for issuance of Letters of Credit as shall at any time be in use by the LC Issuer, as the LC Issuer shall request.

           "LETTER OF CREDIT BORROWING" means each drawing under any Letter of Credit that is not reimbursed under Section 2.06.03 or converted into a borrowing of Revolving Credit Loans under Section 2.06.03.

           "LETTER OF CREDIT OBLIGATIONS" means the sum of (a) the aggregate undrawn amount of all outstanding Letter of Credit and (b) the aggregate amount of all unreimbursed drawings under all Letters of Credit, whether or not outstanding, including all outstanding Letter of Credit Borrowings.

           "LETTER OF CREDIT RELATED DOCUMENT" means the Letters of Credit, the Letter of Credit Applications, the Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including any of the LC Issuer's standard form documents for letter of credit Issuance.

           "LEVEL I DAY" shall mean a day on which there is in effect a Moody's Rating of Baa2 or better and an S&P Rating of BBB or better.

           "LEVEL II DAY" shall mean a day which is not a Level I Day and on which there is in effect a Moody's Rating of Baa3 or better and an S&P Rating of BBB- or better.

           "LEVEL III DAY" shall mean a day which is not a Level I Day or a Level II Day and on which there is in effect a Moody's Rating of Ba1 or better and an S&P Rating of BB+ or better.

           "LEVEL IV DAY" shall mean a day which is not a Level I Day, a Level II Day or a Level III Day and on which there is in effect a Moody's Rating of Ba2 or better and an S&P Rating of BB or better.

           "LEVEL V DAY" shall mean a day which is not a Level I Day, a Level II Day, a Level III Day or a Level IV Day.

           "LIBO-RATE" for any day, as used herein, shall mean with respect to each proposed LIBOR-based Loan a rate of interest (which shall be the same for each day in the applicable Interest Period) equal to the rate of interest determined in good faith by the Administrative Agent in accordance with its usual procedures from the Reuters Screen LIBO page (which determination shall be conclusive absent manifest error) to be the average of the rates per annum for deposits in Dollars offered to the leading banks in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period for delivery on the first day of such Interest Period in amounts comparable to the amount of the LIBOR-based Loan to be funded and having maturities comparable to such Interest Period.

           "LIBOR AUCTION" shall mean a solicitation of Competitive Bid Loan Quotes setting forth LIBOR-based Margins based on the LIBO-Rate pursuant to
Section 2.03 hereof.

           "LIBOR-BASED LOANS" shall mean Competitive Bid Loans the interest rates of which are determined on the basis of the LIBO-Rate pursuant to a LIBOR Auction.

           "LIEN" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

           "LOAN" shall mean any loan or advance by a Lender under this Agreement, whether a Revolving Credit Loan, a Competitive Bid Loan or a Swingline Advance and "Loans" shall mean all Revolving Credit Loans, Competitive Bid Loans and Swingline Advances made by Lenders under this Agreement.

           "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Subsidiary Guaranty Agreements, the Pledge Agreement, the Letter of Credit Related Documents and the Transfer Supplements, and all other agreements and instruments extending or renewing any indebtedness, obligation or liability arising under any of the foregoing, and any certificate or instrument delivered by any Borrower or any Guarantor in connection herewith or therewith, in each case as the same may be amended, modified or supplemented from time to time hereafter.

           "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

           "MATERIAL DOMESTIC SUBSIDIARY" shall mean each Significant Subsidiary of the Company (other than Special Purpose Subsidiaries) that is organized under the laws of one of the States of the United States.

           "MOODY'S" shall mean Moody's Investor's Services, Inc., or any successor thereto.

           "MOODY'S RATING" shall mean the rating assigned to the Company's senior unsecured long term debt by Moody's, or in the event the Company has no Moody's-rated senior unsecured long-term debt outstanding, the "hypothetical senior long-term debt rating" most recently assigned to the Company by Moody's, which assignment shall have been made not more than fifteen months prior to the time in question and not more than ninety (90) days after a request therefor by the Required Lenders pursuant to Section 5.14 hereof.

            "NONEXTENDING LENDER" shall have the meaning set forth in Section
2.18 hereof.

           "NOTE" or "NOTES" shall mean the Revolving Credit Note(s), the Swingline Advance Note(s) or the Competitive Bid Note(s), as the case may be, of the Borrowers executed and delivered under this Agreement, together with all extensions, renewals, refinancings or refundings of any thereof in whole or part.

           "NOTIONAL EURO-RATE FUNDING OFFICE" shall have the meaning given to that term in Section 2.17(a) hereof.

           "OBLIGATIONS" shall mean all indebtedness, obligations and liabilities of each Borrower to any Lender or any Agent, the Swingline Lender, or the LC Issuer from time to time arising under or in connection with or related to or evidenced by or secured by this Agreement or any other Loan Document, and all extensions or renewals thereof, whether such indebtedness, obligations or liabilities are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising. Without limitation of the foregoing, such indebtedness, obligations and liabilities include the principal amount of Loans, Letter of Credit Obligations, interest, fees, indemnities or expenses under or in connection with this Agreement or any other Loan Document, and all extensions and renewals thereof, whether or not such Loans were made in compliance with the terms and conditions of this Agreement or in excess of the obligation of the Lenders to lend. Obligations shall remain Obligations notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Obligations or any interest therein.

           "OFFICE," when used in connection with the Administrative Agent, shall mean its office located at 1850 Gateway Boulevard, 5th Floor, Concord, California 94520, or at such other office or offices of the Administrative Agent or any branch, subsidiary or affiliate thereof as may be designated in writing from time to time by the Administrative Agent to the Company.

           "OFFSHORE CURRENCIES" shall mean any lawful currency constituting a eurocurrency (other than Dollars), that in the opinion of the LC Issuer is freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars.

           "OPTION" shall mean the Base Rate Option, the CD Rate Option or the Euro-Rate Option, as the case may be.

           "OTHER CREDIT AGREEMENT" shall mean the Amended and Restated Short Term Revolving Credit Agreement dated as of December 1, 1999 among Foster Wheeler Corporation (or any successor thereto), the guarantors signatory thereto, the lenders signatory thereto, Bank of America, N.A., as administrative agent, and other agents party thereto, as the same may be amended, modified or supplemented from time to time.

           "PARENT" shall mean Foster Wheeler Ltd., a newly formed Bermuda corporation.

           "PARTICIPANTS" shall have the meaning set forth in Section 10.14(b) hereof.

           "PBGC" means the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

           "PENSION PLAN" shall mean a single employer plan as defined in
Section 4001(a)(15) of ERISA or an individual account plan which is subject to the funding standards of Section 302 of ERISA with respect to which the Company, any of its Significant Subsidiaries, or members of their respective Controlled Groups, at any relevant time have some liability or obligation to contribute or pay benefits and which relates to current or former employees of the Company, any of its Significant Subsidiaries or any member of their respective Controlled Groups.

           "PERFORMANCE LETTER OF CREDIT" means a Letter of Credit that, as reasonably determined by the LC Issuer, assures that a Borrower or a Subsidiary thereof will fulfill a contractual nonfinancial obligation.

           "PERFORMANCE LETTER OF CREDIT SUBLIMIT" shall mean $270,000,000.

           "PERMITTED LIENS" shall mean (a) pledges or deposits by the Company or any of its Subsidiaries under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of the Company or any of its Subsidiaries), or leases to which the Company or any of its Subsidiaries is a party, or deposits to secure public or statutory obligations of the Company or any of its Subsidiaries or deposits of cash or U.S. governmental bonds to secure surety, appeal, performance or other similar bonds to which the Company or any of its Subsidiaries is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (b) Liens imposed by law such as carriers', warehousemen's, materialmen's and mechanics' or other similar liens, or Liens arising out of judgments or awards against the Company or any of its Subsidiaries with respect to which the Company or any of its Subsidiaries at the time shall currently be prosecuting an appeal or proceedings for review; (c) Liens for taxes, assessments or governmental charges or levies not yet subject to penalties for nonpayment and Liens for taxes, assessments or governmental charges or levies the payment of which is being contested as permitted by Section 5.03 hereof; (d) survey exceptions, encumbrances, easements or reservations of, or rights of others for rights of way, highways and railroad crossings, sewers, electric lines, telephone and telegraph lines and other similar purposes, or zoning or other restrictions as to the use of real property; all of which Liens described in clause (d) hereof do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business of the Company and its Subsidiaries taken as a whole;
(e) Liens (i) in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or (ii) in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute; (f) Liens made in favor of any customer arising in the ordinary course of business of the Company or any Subsidiary thereof in respect of payments made by or on behalf of such customer for goods produced or services rendered to such customer; (g) a security interest granted to the Administrative Agent, for the benefit of the Administrative Agent, the LC Issuer and the Lenders, in Cash Collateral; and (h) Liens granted pursuant to the Pledge Agreement.

           "PERSON" shall mean an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

           "PORTION" shall mean the Base Rate Portion, the CD Rate Portion or the Euro-Rate Portion, as the case may be.

           "POTENTIAL DEFAULT" shall mean any event or condition which with notice or passage of time, or any combination of the foregoing, would constitute an Event of Default.

           "PLEDGE AGREEMENT" shall mean the pledge agreement in the form of Exhibit J.

           "PREVIOUS CREDIT AGREEMENT" shall have the meaning set forth in the Recitals hereto.

           "PREVIOUS GUARANTOR" shall have the meaning set forth in the Recitals hereto.

           "PRIME RATE" as used herein, shall mean for any day the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." (The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

           "PRINCIPAL FOREIGN AFFILIATES" shall have the meaning set forth in
Section 6.09 hereof.

           "PROJECT" shall mean any municipal solid waste project or any other project the assets of which are financed on a limited recourse basis.

           "PRO RATA" shall have the meaning set forth in Section 2.13 hereof.

           "PURCHASING LENDER" shall have the meaning set forth in Section 10.14(c) hereof.

            "REGISTER" shall have the meaning set forth in Section 10.14(d) hereof.

           "REGULAR PAYMENT DATE" shall mean the last Business Day of each March, June, September and December after the date hereof.

           "RELEVANT DATE" shall have the meaning set forth in Section 1.03(a) hereof.

           "REORGANIZATION" shall have the meaning set forth in the Recitals hereto.

           "REPLACEMENT LENDER" shall have the meaning set forth in Section 2.18 hereof.

           "REPORTABLE EVENT" means an event described in Section 4043 of ERISA or in the regulations thereunder with respect to which the 30-day notice is not waived or an event described in Section 4043 or in the regulations thereunder with respect to which the 30-day notice has been waived and which involves a liability of $1,000,000 or more or a material plan or a receipt of a notice of withdrawal liabilities pursuant to Section 4202 of ERISA. For purposes of this definition a material plan is a plan in which benefit liabilities exceed assets on a termination basis based on PBGC assumptions by $1,000,000.

           "REQUIRED LENDERS" shall mean, at any time prior to the termination or expiration of the Commitments, Lenders which have Commitments constituting, in the aggregate, more than 50% of the total Commitments of all the Lenders at such time and shall mean, at any time thereafter, Lenders which have outstanding Loans, Swingline Advance Participating Interests and Letter of Credit Obligations (without duplication) constituting, in the aggregate, more than 50% of all Loans, Swingline Advance Participating Interests and Letter of Credit Obligations (without duplication) outstanding at such time.

           "REQUIREMENTS OF LAW" means all applicable federal, state, and local laws, statutes, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Environmental Matters in effect from time to time.

           "RESPONSIBLE OFFICER" of any Credit Party shall mean its Chief Executive Officer, its Chief Financial Officer, its Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or one of its Assistant Treasurers.

           "REVOLVING CREDIT COMMITMENT" shall have the meaning set forth in
Section 2.01(a) hereof.

           "REVOLVING CREDIT COMMITTED AMOUNT" shall have the meaning set forth in Section 2.01(a) hereof.

           "REVOLVING CREDIT LOANS" shall have the meaning set forth in Section 2.01(a) hereof.

           "REVOLVING CREDIT MATURITY DATE" shall mean February 12, 2003, as such date may be extended pursuant to Section 2.18 hereof.

           "REVOLVING CREDIT NOTE" shall mean the promissory note of the Borrowers executed and delivered under Section 2.01(c) hereof, any promissory note issued in substitution therefor pursuant to Sections 2.17(b) or 10.14(c) hereof, together with all extensions, renewals, refinancings or refundings thereof in whole or part.

           "ROBBINS FACILITY" means the waste-to-energy facility located in the Village of Robbins, Illinois.

           "ROBBINS SUBSIDIARIES" shall mean, collectively, RRRP Illinois, Inc., RRRP Robbins, Inc. RRRP Midwest, LLC and Robbins Resources Recovery Partners, L.P. and their respective successors and assigns.

           "S&P" shall mean Standard & Poor's Rating Services, or any successor thereto.

           "S&P RATING" shall mean the rating assigned to the Company's senior unsecured long term debt by S&P, or in the event the Company has no S&P-rated senior unsecured long-term debt outstanding, the "issuer credit rating" most recently assigned to the Company by S&P, which assignment shall have been made not more than fifteen months prior to the time in question and not more than ninety (90) days after a request therefor by the Required Lenders pursuant to
Section 5.14 hereof.

           "SIGNIFICANT SUBSIDIARY" shall mean (a) each Special Purpose Subsidiary and (b) each other Subsidiary of the Company which in the most recent fiscal year of the Company accounted for more than 10% of the consolidated assets of the Company and its Subsidiaries or which accounted for more than 10% of the consolidated income of the Company and its Subsidiaries for each of the most recent three fiscal years of the Company; PROVIDED, HOWEVER, that with respect to Subsidiaries created or acquired after the date hereof, if thereafter such entity, in a fiscal year, accounts for more than 10% of the consolidated assets of the Company and its Subsidiaries or accounts for more than 10% of the consolidated income of the Company and its Subsidiaries in such fiscal year, it shall be deemed to be a Significant Subsidiary for such fiscal year.

           "SPECIAL PURPOSE SUBSIDIARY" shall mean a Subsidiary of the Company formed with the express and sole purpose of, and which is engaged solely in the business of, constructing or owning, leasing or operating a specific Project, and with respect to which Subsidiary, neither the Company nor any of its other Subsidiaries is obligated (except as guarantor of completion or performance) to pay any Indebtedness (including lease obligations) incurred to construct, own, lease or operate any such Project or any other Indebtedness of such Subsidiary; PROVIDED, HOWEVER, that each Robbins Subsidiary shall be a Special Purpose Subsidiary notwithstanding the obligations of Foster Wheeler Corporation (or any successor thereto) under the Exit Funding Agreement, so long as such companies otherwise qualify under this definition.

           "SPOT RATE" for a currency means the rate quoted (expressed as a decimal, rounded to the fourth decimal place) to the Administrative Agent as the spot rate for the purchase of such currency with another currency through the FX Trading Office of Bank of America at approximately 12:00 noon (London time) on the date two Business Days prior to the date as of which the foreign exchange settlement is made.

           "STANDARD NOTICE" shall mean an irrevocable notice substantially in the form of Exhibit L provided to the Administrative Agent on a Business Day which is:

                       (a) At least two Business Day in advance in the case of selection of, conversion to or renewal of the CD Rate Option or prepayment of CD Rate Portion;

                       (b) At least three Business Days in advance in the case of selection of, conversion to or renewal of the Euro-Rate Option or prepayment of any Euro-Rate Portion;

                       (c) On the same Business Day in the case of selection of, conversion to or renewal of the Base Rate Option or prepayment of Base Rate Portion; and

                       (d) On the same Business Day in the case of Swingline Advances.

Standard Notice must be provided no later than 9:00 a.m., Los Angeles time, on the last day permitted for such notice in the case of notices given pursuant to clauses (c) and (d) above, and no later than 10:00 a.m., Los Angeles time, on the last day permitted for such notice in the case of notices given pursuant to clauses (a) and (b) above.

           "STOCK PAYMENT" by any Person shall mean any dividend, distribution or payment of any nature (whether in cash, securities, or other property) on account of or in respect of any shares of the capital stock (or warrants, options or rights therefor) of such Person, including but not limited to any payment on account of the purchase, redemption, retirement, defeasance or acquisition of any shares of the capital stock (or warrants, options or rights therefor) of such Person, in each case regardless of whether required by the terms of such capital stock (or warrants, options or rights) or any other agreement or instrument; but in no event shall such term include payments made by the Company to Foreign Holdings and/or Parent to enable Parent to pay dividends on shares of its stock issued upon conversion of Convertible Subordinated Notes.

           "SUBSIDIARY" of a Person at any time shall mean any corporation of which a majority (by number of shares or number of votes) of any class of outstanding capital stock normally entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights of such class) is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person, and any trust of which a majority of the beneficial interest is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person.

           "SUBSIDIARY GUARANTY AGREEMENT" shall mean the agreement of a Subsidiary in the form of Exhibit H hereof whereby it acknowledges to become a party hereto as a Guarantor under Section 9 hereof.

           "SWINGLINE ADVANCE" shall have the meaning set forth in Section 2.05 hereof.

           "SWINGLINE ADVANCE COMMITMENT" shall have the meaning set forth in
Section 2.05 hereof.

           "SWINGLINE ADVANCE COMMITTED AMOUNT" shall have the meaning set forth in Section 2.05 hereof.

           "SWINGLINE ADVANCE MATURITY DATE" shall have the meaning set forth in
Section 2.05 hereof.

           "SWINGLINE ADVANCE PARTICIPATING INTEREST" shall have the meaning set forth in Section 2.05 hereof.

           "SWINGLINE LENDER" shall mean Bank of America and any Lender which is appointed as a successor Administrative Agent pursuant to Section 8.10 hereof.

           "SYNDICATION AGENT" shall mean First Union National Bank, in its capacity as Syndication Agent hereunder.

           "TAXES" shall have the meaning set forth in Section 2.16 hereof.

            "TOTAL REVOLVING CREDIT COMMITMENT" shall mean at any time, the aggregate Revolving Credit Committed Amounts of all Lenders hereunder at such time.

           "TRANSFER EFFECTIVE DATE" shall have the meaning set forth in the applicable Transfer Supplement.

           "TRANSFER SUPPLEMENT" shall have the meaning set forth in Section 10.14(c) hereof.

           "TRUST PREFERRED" shall mean 9% $175,000,000 Trust Preferred Securities of the Company (as successor to Foster Wheeler Corporation) issued on or about January 13, 1999.

           "UTILIZATION FEE" is set forth in the definition of "APPLICABLE MARGIN."

           "VOTING STOCK" shall mean, with respect to any corporation, the capital stock of such corporation having the power to vote for a majority of the board of directors of such corporation under ordinary circumstances.

            SECTION 1.02. CONSTRUCTION. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole; "or" has the inclusive meaning represented by the phrase "and/or"; and "property" includes all properties and assets of any kind or nature, tangible or intangible, real, personal or mixed. References in this Agreement to "determination" (and similar terms) by any Agent or by any Lender include reasonable and good faith estimates by such Agent or by such Lender (in the case of quantitative determinations) and good faith beliefs by such Agent or by such Lender (in the case of qualitative determinations). The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified.

            SECTION 1.03. ACCOUNTING PRINCIPLES. (a) As used herein, "GAAP" shall mean generally accepted accounting principles as such principles shall be in effect at the Relevant Date, subject to the provisions of this Section 1.03. As used herein, "Relevant Date" shall mean the date a relevant computation or determination is to be made or the date of relevant financial statements, as the case may be.

           (b) Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Agreement shall be prepared, in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

           (c) If any change in GAAP after the date of this Agreement is or shall be required to be applied to transactions then or thereafter in existence, and a violation of one or more provisions of this Agreement shall have occurred or in the opinion of the Company would likely occur which would not have occurred or be likely to occur if no change in accounting principles had taken place,

                       (i) The parties agree that such violation shall not be considered to constitute an Event of Default or a Potential Default for a period of 60 days from the date the Company notifies the Administrative Agent of the application of this Section 1.03 (c);

                      (ii) The parties agree in such event to negotiate in good faith an amendment of this Agreement which shall approximate to the extent possible the financial effect of the original financial covenants after taking into account such change in GAAP; and

                     (iii) If the parties are unable to negotiate such an amendment within 60 days, the Borrowers shall have the option of prepaying the Loans (subject to Section 2.14(b) hereof). If the Borrowers do not exercise such option within said period, then as used in this Agreement, "GAAP" shall mean generally accepted accounting principles in effect at the Relevant Date.

           (d) If any change in GAAP after the date of this Agreement is required to be applied to transactions or conditions then or thereafter in existence, and the Administrative Agent shall assert that the effect of such change is or shall likely be to distort materially the effect of any of the definitions of financial terms in Article I hereof or any of the covenants of any Borrower in Article VI hereof (the "FINANCIAL PROVISIONS"), so that the intended financial effect of any of the Financial Provisions will not in fact be accomplished,

                       (i) The Administrative Agent shall notify the Company of such assertion, specifying the change in GAAP which is objected to, and until otherwise determined as provided below, the specified change in GAAP shall not be made by the Company in its financial statements for the purpose of applying the Financial Provisions; and

                      (ii) The parties shall follow the procedures set forth in paragraph (ii) and the first sentence of paragraph (iii) of subsection (c) of this Section. If the parties are unable to agree on an amendment as provided in said paragraph (ii) and if the Borrowers do not exercise the option set forth in the first sentence of said paragraph (iii) within the specified period, then as used in this Agreement "GAAP" shall mean generally accepted accounting principles in effect at the Relevant Date, except that the specified change in GAAP which is objected to by the Administrative Agent shall not be made in applying the Financial Provisions.

           (e) All expenses of compliance with this Section 1.03 shall be paid for by the Borrowers upon demand, and each Borrower shall be jointly and severally obligated to pay such expenses.

            SECTION 1.04. OPTIONAL INCREASE OF THE COMMITMENTS. (a) The Company may from time to time increase the Total Revolving Credit Commitment by the addition of one or more new Lenders consented to by the Administrative Agent and the LC Issuer or by the agreement of any existing Lender (a "PROPOSED COMBINED COMMITMENTS INCREASE") in the manner set forth below; provided that (i) the then Total Revolving Credit Commitment plus the Proposed Combined Commitments Increase shall not be greater than $300,000,000; (ii) immediately prior to and after giving effect to the Proposed Combined Commitments Increase no event has occurred and is continuing that constitutes an Event of Default or Potential Default; (iii) the Borrowers shall be jointly and severally obligated to pay any costs payable under Section 2.14(b) if and to the extent any Loans are prepaid on the effective date of such increase (the "INCREASE DATE") such costs shall be paid; and (iv) the Company may not request the increase of the Total Revolving Credit Commitment hereunder once the Borrowers have reduced such Commitment under Section 2.02(c) hereof.

           (b) The Total Revolving Credit Commitment shall be increased by the Proposed Combined Commitments Increase on the Increase Date provided (i) each such new Lender shall execute and deliver to the Administrative Agent the Joinder to Revolving Credit Agreement (and by such execution and delivery, each such new Lender shall be deemed to have agreed with the matters set forth in this Agreement) and/or such existing Lender shall execute and deliver the Commitment Increase Supplement in the form of Exhibit K and (ii) the Administrative Agent shall have received on or before the Increase Date certified copies of the resolutions of the Board of Directors of each Borrower approving such increase of the Total Revolving Credit Commitment, and of all documents evidencing other necessary corporate action, if any, with respect to such increase. Upon satisfaction of the foregoing conditions, such new Lender shall become a Lender hereunder and/or such existing Lender's Commitment shall be increased, and the Administrative Agent shall, promptly following the effective date thereof, provide to the Company and the Lenders a revised Pro Rata shares giving effect thereto. Each Borrower agrees that it shall execute and deliver upon request of such new or existing Lender, one or more Notes evidencing that such new or existing Lender's Pro Rata share.

           (c) If, after giving effect to the Proposed Combined Commitments Increase, any Lender's revised Pro Rata share of the Total Revolving Credit Commitment is different than its share of Obligations, the Obligations shall be reallocated among the Lenders as follows. On the Increase Date, the Borrowers shall be deemed to have prepaid all outstanding Revolving Credit Loans in accordance with Section 2.11 and reborrowed all Revolving Credit Loans in accordance with Section 2.01 from all Lenders ratably in accordance with their revised Pro Rata shares. Each Lender having a decreased Pro Rata share (a "SELLING LENDER") agrees to sell and assign to each other Lender (each a "BUYING LENDER"), and each Buying Lender hereby agrees to ratably purchase and assume, without recourse, from each Selling Lender, a ratable portion of each Selling Lender's Letter of Credit Obligations and Swingline Advance Participating Interest such that, after giving effect to such assignments, each Lender's share of all Obligations (except Competitive Bid Loans) equals its revised Pro Rata share. On the Increase Date, the Administrative Agent shall distribute to each Selling Lender an amount equal to the difference between its Revolving Credit Loans so prepaid and the new Revolving Credit Loans deemed to have been made by it (plus interest payable hereunder). Such payments shall be deemed to be a payment of the Revolving Credit Loans by the Borrowers on the date such payment is received. The Selling Lender acknowledges and agrees to the maters set forth in Section 6(b) of the Transfer Supplement as to the Letter of Credit Obligations and Swingline Advance Participating Interest it has acquired. Interest and fees accruing on the Letter of Credit Obligations and Swingline Advance Participating Interest for the period prior to the Increase Date shall be for the account of each Selling Lender, and interest and fees accruing on the Letter of Credit Obligations and Swingline Advance Participating Interest for the period from and after the Increase Date shall be for the account of each Buying Lender.

            SECTION 1.05. UTILIZATION OF COMMITMENTS IN FOREIGN CURRENCIES. The Administrative Agent will determine the Dollar Equivalent with respect to any
(i) borrowing of Eurocurrency Loans as of the requested borrowing date, (ii) Letter of Credit denominated in an Offshore Currency as of the Issuance Date, and (iii) outstanding Eurocurrency Currency Loans and Letter of Credit Obligations as of the last Business Day of each month provided, however, that
(i) upon the occurrence and during the continuation of any Potential Default or Event of Default or (ii) for the purpose of calculating fees payable under this Agreement or for other purposes, such determination shall be made as often as the Administrative Agent or the Required Lenders may reasonably deem necessary.


                                   ARTICLE II

                                   THE CREDITS

            SECTION 2.01. REVOLVING CREDIT LOANS. (a) REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees (such agreement being herein called such Lender's "REVOLVING CREDIT COMMITMENT") to make committed loans in Dollars (the "REVOLVING CREDIT LOANS") to each and any Borrower from time to time on or after the date hereof and to but not including the Revolving Credit Maturity Date. A Lender shall have no obligation to make any Revolving Credit Loan to the extent that, upon the making of such Revolving Credit Loan, the sum of the aggregate principal amount of (i) such Lender's outstanding Revolving Credit Loans, (ii) such Lender's Pro Rata share of all outstanding Swingline Advances and (iii) such Lender's Pro Rata share of the Dollar Equivalent of Letter of Credit Obligations would exceed such Lender's Revolving Credit Committed Amount. No Revolving Credit Loans shall be made hereunder to the extent that such Revolving Credit Loans would cause the Dollar Equivalent of the sum of (i) the aggregate outstanding principal amount of all Loans outstanding hereunder and (ii) the Letter of Credit Obligations to exceed the Total Revolving Credit Commitment. Each Lender's "Revolving Credit Committed Amount" at any time shall be equal to the amount set forth as its "Initial Revolving Credit Committed Amount" below its name on the signature pages hereof, as such amount may have been reduced pursuant to Section 2.02(c) hereof at such time, subject to adjustment as provided in Sections 1.05 and
10.17 hereof and subject to transfer to another Lender as provided in Section
10.14 hereof.

           (b) NATURE OF CREDIT. Within the limits of time and amount set forth in this Section 2.01, and subject to the provisions of this Agreement, each Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder.

           (c) REVOLVING CREDIT NOTES. To the extent so requested by any Lender through the Administrative Agent, the joint and several obligation of each Borrower to repay the unpaid principal amount of the Revolving Credit Loans made to any Borrower by such Lender and to pay interest thereon shall be evidenced in part by promissory notes of the Borrowers, one to such Lender, dated the date hereof (the "REVOLVING CREDIT NOTES") in substantially the form attached hereto as Exhibit A, with the blanks appropriately filled, payable to the order of such Lender in a face amount equal to such Lender's Initial Revolving Credit Committed Amount.

           (d) MATURITY. To the extent not due and payable earlier, the Revolving Credit Loans shall be due and payable on the Revolving Credit Maturity Date.

            SECTION 2.02. FEES; REDUCTION OF THE COMMITTED AMOUNTS. (a) FACILITY FEE. The Company shall pay to the Administrative Agent for the account of each Lender a fee (the "FACILITY FEE") for each day from and including the date hereof and to but not including the Revolving Credit Maturity Date, on the amount of such Lender's Revolving Credit Committed Amount (whether used or unused) on such day (based upon a year of 365 or 366 days and actual days elapsed) at a rate per annum equal to the rate in effect for such day determined in accordance with the pricing grid set forth in the definition of "Applicable Margin". Facility Fees shall be due and payable for the preceding period for which such fees have not been paid on each Regular Payment Date and on the Revolving Credit Maturity Date.

           (b) OTHER FEES. The Company shall pay to each Agent an agency fee and other fees at the times and in the amounts previously agreed upon among the Agents and the Company.

           (c) OPTIONAL REDUCTION OF THE REVOLVING CREDIT COMMITTED AMOUNTS. The Company may at any time or from time to time reduce Pro Rata the Revolving Credit Committed Amounts of the Lenders to an aggregate amount (which may be zero) not less than the Dollar Equivalent of the sum of the unpaid principal amount of the Revolving Credit Loans, Swingline Advances and Competitive Bid Loans then outstanding plus the principal amount of all Revolving Credit Loans, Swingline Advances and Competitive Bid Loans not yet made as to which notice has been given by the Company under Section 2.07 hereof plus all Letter of Credit Obligations then outstanding plus the stated amount of all Letters of Credit not yet issued as to which notice has been given by the Company under Section 2.06 hereof. Any reduction of the Revolving Credit Committed Amounts shall be in an aggregate amount not less than $10,000,000 which is an integral multiple of $1,000,000. Reduction of the Revolving Credit Committed Amounts shall be made by providing not less than two Business Days' notice (which notice shall be irrevocable) to such effect to the Administrative Agent. After the date specified in such notice the Facility Fee shall be calculated upon the Revolving Credit Committed Amounts as so reduced. The Administrative Agent will promptly send copies of such notice to the Lenders.

           (d) BID FEES. In consideration of the Administrative Agent's management of bidding procedures for Competitive Bid Loans, the Company and each Borrowing Subsidiary (if any) for whose account such Competitive Bid Loan was requested, jointly and severally, shall pay to the Administrative Agent for the Administrative Agent's own account on the date of each LIBOR Auction, CD Rate Auction, Base Rate Auction and Absolute Rate Auction, bid agency fees in the amount of $150 for each Competitive Bid Loan Quote submitted by each Lender, but in no event less than $450 per auction.

           (e) LETTER OF CREDIT FEE. The Company and each Borrowing Subsidiary (if any) for whose account such Letter of Credit was issued, jointly and severally, shall pay to the Administrative Agent for Pro Rata distribution to each Lender a fee in Dollars in respect of each Letter of Credit Issued hereunder (the "LETTER OF CREDIT FEE") for the period from and including the date of Issuance of such Letter of Credit to but not including the termination of such Letter of Credit, computed at a rate per annum equal to (i) in the case of Financial Letters of Credit, the Applicable Margin for the Euro-Rate Option, and (ii) in the case of Performance Letters of Credit, three-fourths (3/4) of the Applicable Margin for the Euro-Rate Option, as in effect from time to time on the Dollar Equivalent of the stated amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable in arrears on each Regular Payment Date and upon the first day on or after the termination of the Total Revolving Credit Commitment upon which no Letters of Credit remain outstanding.

           (f) FRONTING FEE. The Company and each Borrowing Subsidiary (if any) for whose account such Letter of Credit was issued, jointly and severally, shall pay to the LC Issuer, for its account, a fronting fee in Dollars in respect of each Letter of Credit issued by the LC Issuer hereunder for the period from and including the date of Issuance of such Letter of Credit to but not including the termination of such Letter of Credit computed at a rate of 0.10% per annum on the Dollar Equivalent of the stated amount of such Letter of Credit. Such fee shall be due and payable in the same manner as the Letter of Credit Fee.

           (g) ADMINISTRATIVE CHARGE. The Company and each Borrowing Subsidiary (if any) for whose account such Letter of Credit was issued, jointly and severally, shall pay to the LC Issuer, upon each drawing under, Issuance of, or amendment to, any Letter of Credit issued by the LC Issuer, such amount as shall at the time of such event be the standard administrative charge which the LC Issuer is generally imposing in connection with such occurrence with respect to letters of credit.

            SECTION 2.03. COMPETITIVE BID LOANS. (a) MAKING OF COMPETITIVE BID LOANS. In addition to Revolving Credit Loans, the Company (acting on behalf of the applicable Borrower) may, as set forth in this Section 2.03, request the Lenders to make offers to make one or more Competitive Bid Loans to each and any Borrower. Each Lender may, but shall have no obligation to, make one or more such offers and, subject to the terms and provisions hereof, the Company (acting on behalf of this applicable Borrower) may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Competitive Bid Loans may be Base Rate Loans, CD Rate Loans, Absolute Rate Loans or LIBOR-based Loans (each a "TYPE" of Competitive Bid Loan) and, subject to
Section 2.03(r) hereof, may be in any freely available currency agreed upon by the Company (acting on behalf of the applicable Borrower) and each Lender. Competitive Bid Loans shall be due and payable on the earlier of the Competitive Bid Expiration Date and the applicable Competitive Bid Loan Maturity Date. After giving effect to any borrowing of Competitive Bid Loans, the Dollar Equivalent of the sum of the aggregate principal amount of all Loans outstanding hereunder and the Letter of Credit Obligations shall not exceed the Total Revolving Credit Commitment at any time; PROVIDED, HOWEVER, that the outstanding Competitive Bid Loans made by any Lender may exceed its Revolving Credit Committed Amount. The Competitive Bid Loans shall be deemed to utilize the Total Revolving Credit Commitment by an amount equal to the Dollar Equivalent of the aggregate outstanding principal amount thereof.

           (b) COMPETITIVE BID LOAN QUOTE REQUESTS. When a Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.03, the Company (acting on behalf of the applicable Borrower) shall transmit to the Administrative Agent by telecopy, at its Office, notice (a "COMPETITIVE BID LOAN QUOTE REQUEST") so as to be received no later than 10:00 a.m., Los Angeles time on (x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction, (y) the third Business Day prior to the date of Borrowing proposed therein, in the case of a CD Rate Auction, or (z) the Business Day next preceding the date of borrowing proposed therein, in the case of a Base Rate Auction or Absolute Rate Auction (or, in any case, such other time as the Company and Administrative Agent may agree). The Company (acting on behalf of the applicable Borrower) may request offers to make Competitive Bid Loans for different Interest Periods in a single notice; PROVIDED that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Loan Quote Request for a separate Competitive Bid Loan (all Competitive Bid Loans proposed to be made at one time herein collectively referred to as a "COMPETITIVE BID BORROWING"). Each such notice shall be substantially in the form of Exhibit B hereto and in any case shall specify as to each Competitive Bid Borrowing:

                       (i) The proposed date of such Competitive Bid Borrowing, which shall be a Business Day;

                       (ii) The currency or currencies in which such Competitive Borrowing is to be made;

                     (iii) The aggregate amount of such Competitive Bid Borrowing which shall be a Dollar Equivalent of at least $5,000,000 (or a higher integral multiple of $1,000,000) (to the extent practical in the case of Eurocurrency Loans), but shall not cause the limits specified in Section 2.04 hereof to be violated;

                      (iv) The duration of the initial Interest Period or Periods applicable thereto, subject to the provisions of the definition of "Interest Period" (including without limitation that no such Interest Period shall end after the Competitive Bid Expiration
           Date); and

                       (v) Whether the Competitive Bid Loan Quotes requested are to set forth a LIBOR-based Margin, a Base Rate Margin, a CD Rate Margin or an Absolute Rate.

           The Company (acting on behalf of any Borrower) may not request Competitive Bid Borrowings for more than three maturities nor request more than one type of Competitive Bid Loan in a single Competitive Bid Borrowing. Unless the Administrative Agent otherwise agrees, in its sole and absolute discretion, the Company (acting on behalf of any Borrower) may not submit a request for a Competitive Bid Borrowing if it has submitted another such request within the prior two Business Days.

           (c) INVITATION FOR COMPETITIVE BID LOAN QUOTES. The Administrative Agent shall promptly transmit to the Lenders by telecopy notice of such Competitive Bid Loan Request, which notice shall constitute an invitation by the Company (acting on behalf of the applicable Borrower) to each Lender to submit Competitive Bid Loan Quotes offering to make Competitive Bid Loans in accordance with such Competitive Bid Loan Quote Request.

           No Competitive Bid Loan Request shall be given if such request could result in more than six Competitive Bid Loans being outstanding at any one time unless otherwise permitted by the Administrative Agent.

           (d) SUBMISSION AND CONTENTS OF COMPETITIVE BID LOAN QUOTES. (i) Each Lender may submit one or more Competitive Bid Loan Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Loan Quote Request. Each Competitive Bid Loan Quote must comply with the requirements of this Section 2.03(d) and must be submitted to the Administrative Agent by telecopy at its Office not later than (x) 8:00 a.m., Los Angeles time on the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 7:00 a.m., Los Angeles time on the proposed date of borrowing, in the case of a Base Rate Auction, CD Rate Auction or an Absolute Rate Auction (or, in either case upon reasonable notice to the Lenders, such other time and date as the Company and the Administrative Agent may agree); PROVIDED that any Competitive Bid Loan Quote submitted by the Administrative Agent (or an Affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent (or such Affiliate) notifies the Company of the terms of the offer or offers contained therein not later than (x) 7:30 a.m., Los Angeles time on the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 6:30 a.m., Los Angeles time on the proposed date of borrowing, in the case of a Base Rate Auction, CD Rate Auction or an Absolute Rate Auction. Subject to Sections 2.14, 2.03(r) and 4.01 hereof, any Competitive Bid Loan Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the written instructions of the Company.

           (ii) Each Competitive Bid Loan Quote shall be substantially in the form of Exhibit C hereto and shall in any case specify:

                       (A) The proposed date of borrowing, the proposed currency and the Interest Period therefor;

                       (B) The principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount shall be a Dollar Equivalent of at least $5,000,000 or a higher integral multiple of $1,000,000; PROVIDED that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Loan Quotes (x) may be greater than, less than or equal to the Revolving Credit Committed Amount of such Lender but (y) may not exceed the principal amount of the Competitive Bid Borrowing for which offers were requested in the related Competitive Bid Loan Quote Request;

                       (C) In the case of a LIBOR Auction, the margin above (or, if a negative margin is offered, below) the applicable LIBOR Rate (the "LIBOR-BASED MARGIN") offered for each such Competitive Bid Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to the applicable LIBOR Rate;

                       (D) In the case of a CD Rate Auction, the margin above (or, if a negative margin is offered, below) the applicable CD Rate (the "CD RATE MARGIN") offered for each such Competitive Bid Loan expressed as a percentage (rounded upward, if necessary, to the nearest 1/10,000th of 1%) to be added to the applicable CD Rate;

                       (E) In the case of a Base Rate Auction, the margin above (or, if a negative margin is offered, below) the applicable Base Rate (the "BASE RATE MARGIN") offered for each such Competitive Bid Loan, expressed as a percentage (rounded upward, if necessary, to the nearest 1/10,000th of 1%) to be added to the applicable Base Rate;

                       (F) In the case of an Absolute Rate Auction, the rate of interest per annum, calculated on the basis of a 360-day year (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) (the "ABSOLUTE RATE") offered for each such Competitive Bid Loan; and

                       (G)     The identity of the quoting Lender.

                  (iii) No Competitive Bid Loan Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Loan Quote Request and, in particular, no Competitive Bid Loan Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Loan Quote is being made, and the Administrative Agent shall disregard any Competitive Bid Loan Quote that contains such language or terms or conditions or that arrives at the

Administrative Agent's Office after the time set forth for submission of Competitive Bid Loan Quotes in Section 2.03(d)(i) hereof.

           (e) NOTICE TO THE COMPANY. The Administrative Agent shall (x) in the case of a LIBOR Auction, by 9:00 a.m., Los Angeles time on the day (which shall be a Business Day) a Competitive Bid Loan Quote is submitted or (y) in the case of a Base Rate Auction, CD Rate Auction or an Absolute Rate Auction, by 7:30 a.m., Los Angeles time on the day (which shall be a Business Day) a Competitive Bid Loan Quote is submitted, notify the Company by telecopy of the terms (i) of any Competitive Bid Loan Quote submitted by a Lender that is in accordance with
Section 2.03(d) hereof and (ii) of any Competitive Bid Loan Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Loan Quote submitted by such Lender with respect to the same Competitive Bid Loan Quote Request. Any such subsequent Competitive Bid Loan Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Loan Quote is submitted solely to correct a manifest error in such former Competitive Bid Loan Quote. The Administrative Agent's notice to the Company shall specify (A) the aggregate principal amount of each Competitive Bid Loan for which Competitive Bid Loan Quotes have been received for each Interest Period specified in the related Competitive Bid Loan Quote Request, (B) the respective principal amounts and LIBOR - based Margins, CD Rate Margins, Base Rate Margins or Absolute Rates, as the case may be, so offered by each Lender, identifying the Lender that made each Competitive Bid Loan Quote and (C) if the Administrative Agent is notifying the Company of more than one Competitive Bid Loan Quote for a single Interest Period, the Administrative Agent shall arrange the Competitive Bid Loan Quotes in ascending yield order.

           (f) ACCEPTANCE AND NOTICE BY THE COMPANY. Not later than (x) 9:30 a.m., Los Angeles time on the third Business Day prior to the proposed date of the borrowing, in the case of a LIBOR Auction or (y) 8:00 a.m., Los Angeles time on the proposed date of the borrowing, in the case of a Base Rate Auction, CD Rate Auction or an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Company and the Administrative Agent may agree), the Company (acting on behalf of the applicable Borrower) shall notify the Administrative Agent by telecopy at its Office of its acceptance or nonacceptance of the Competitive Bid Loan Quotes so notified to it pursuant to Section 2.03(e) hereof (and the failure of the Company to give such notice by such time shall constitute nonacceptance) and the Administrative Agent shall promptly notify each affected Lender in accordance with Section 2.03(h) hereof. In the case of acceptance, such notice shall specify the aggregate principal amount of Competitive Bid Loan Quotes for each Interest Period that are accepted. The Company (acting on behalf of the applicable Borrower) may accept one or more Competitive Bid Loan Quotes in whole or in part (PROVIDED that any Competitive Bid Loan Quote accepted in part shall be a Dollar Equivalent of at least $5,000,000 or a higher integral multiple of $1,000,000, to the extent practical in the case of Eurocurrency Loans); PROVIDED that:

                       (i) The aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Loan Quote Request;

                      (ii) The aggregate principal amount of each Competitive Bid Borrowing shall be a Dollar Equivalent of at least $5,000,000 (or a higher integral multiple of $1,000,000);

                     (iii) Acceptance of offers may be made only in ascending yield order of LIBOR-based Margins, CD Rate Margins, Base Rate Margins or Absolute Rates, as the case may be; and

                      (iv) The Company shall not accept any offer where the Administrative Agent has advised the Company that such offer fails to comply with Section 2.03(d)(ii) hereof or otherwise fails to comply with the requirements of this Agreement.

           (g) ALLOCATION BY ADMINISTRATIVE AGENT. If Competitive Bid Loan Quotes are made by two or more Lenders with the same LIBOR - based Margins, CD Rate Margins, Base Rate Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which Competitive Bid Loan Quotes are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such Competitive Bid Loan Quotes are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not less than $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. If two or more such Competitive Bid Loan Quotes cannot be allocated evenly within the limits set forth in the immediately preceding sentence, the Administrative Agent shall have discretion to allocate a larger share of such Competitive Bid Loans to one or more of the successful Lenders and in making such allocation shall use reasonable efforts to take into account previous allocations of unequal shares to one or more of such Lenders in connection with other Competitive Bid Loans. Determinations by the Administrative Agent of the amounts of Competitive Bid Loans to be allocated to each such Lender shall be conclusive absent manifest error.

           (h) NOTICE TO LENDERS. On the date the Company (acting on behalf of the applicable Borrower) notifies the Administrative Agent of its acceptance of one or more of the offers made by any Lender or Lenders pursuant to Section 2.03(f) hereof, the Administrative Agent shall promptly notify each Lender which has made an offer (i) of the aggregate amount of each Competitive Bid Borrowing with respect to which the Company accepted one or more Competitive Bid Loan Quotes and such Lender's share of such Competitive Bid Borrowing or (ii) that the Company accepted no offers, such notice to be by telecopy.

           (i) FUNDING OF COMPETITIVE BID LOANS. Any Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 11:00 a.m., Los Angeles time, on the date specified in the related Competitive Bid Loan Quote Request for the making of such Competitive Bid Loan, make the amount of such Competitive Bid Loan available to the applicable Borrower at the Administrative Agent's Office in immediately available funds. If any Lender makes a new Competitive Bid Loan hereunder on a day on which the applicable Borrower is to repay all or any part of an outstanding Competitive Bid Loan from such Lender, such Lender shall apply the proceeds of its new Competitive Bid Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Lender to the applicable Borrower as provided by this Section 2.03(i), or remitted by the applicable Borrower to the Administrative Agent as provided in
Section 2.14 hereof, as the case may be.

           (j) COMPETITIVE BID LOAN MATURITY DATES. The principal amount of each Competitive Bid Loan shall be due and payable on the last day of the applicable Interest Period specified in the related Competitive Bid Loan Quote Request (the "COMPETITIVE BID LOAN MATURITY DATE").

           (k) COMPETITIVE BID LOAN INTEREST PAYMENT DATES. Interest on each Competitive Bid Loan shall be due and payable on the Competitive Bid Loan Maturity Date thereof and thereafter on demand at the rates provided for in
Section 2.03(o), and if any Interest Period is longer than 90 days, also on each 90th day of such Interest Period.

           (1) COMPETITIVE BID RECORD. The Administrative Agent shall maintain a record of the names and addresses of the relevant Borrowers and of the Lenders that have made Competitive Bid Loans and the principal amount of the Competitive Bid Loans owing to each Lender from time to time together with the Competitive Bid Loan Maturity Dates and interest rates applicable to each such Competitive Bid Loan, and other terms applicable thereto (the "COMPETITIVE BID RECORD"). The entries in the Competitive Bid Record shall be prima facie evidence with respect to the entries therein.

           (m) REVIEW OF COMPETITIVE BID RECORD. The Competitive Bid Record shall be available to the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

           (n) INTEREST RATES FOR COMPETITIVE BID LOANS. The outstanding principal amount of each Competitive Bid Loan shall bear interest for each day until due at the following rate or rates per annum:

                       (i) For each LIBOR-based Loan, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBO Rate applicable to the Interest Period therefor plus the LIBOR-based Margin quoted by the Lender making such Loan in the related Competitive Bid Loan Quote submitted in accordance with
           Section 2.03(d) hereof;

                      (ii) For each Base Rate Loan, a rate per annum (computed on the basis of a year of 365 or 366 days and actual days elapsed) equal to the Base Rate as in effect from time to time plus the Base Rate Margin quoted by the Lender making such Loan in the related Competitive Bid Loan Quote submitted in accordance with Section 2.03(d) hereof;

                     (iii) For each CD Rate Loan, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the CD Rate applicable to the Interest Period therefor plus the CD Rate Margin quoted by the Lender making such Loan in the related Competitive Bid Loan Quote submitted in accordance with Section 2.03(d) hereof;

                      (iv) For each Absolute Rate Loan, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Absolute Rate quoted by the Lender making such Loan in the related Competitive Bid Loan Quote submitted in accordance with
           Section 2.03(d) hereof.

           (o) INTEREST AFTER MATURITY FOR COMPETITIVE BID LOANS. After the principal amount of any Competitive Bid Loan shall have become due (by acceleration or otherwise), such Loan shall bear interest for each day until paid (before and after judgment) (i) until the Competitive Bid Loan Maturity Date of the applicable Interest Period of such Loan, at a rate per annum 2% above the rate applicable to such Loan prior to such Competitive Bid Loan Maturity Date and (ii) thereafter at a rate per annum determined in accordance with Section 2.15(b).

           (p) COMPETITIVE BID NOTES. To the extent so requested by any Lender through the Administrative Agent, the joint and several obligation of each Borrower to repay the unpaid principal amount of any Competitive Bid Loans made by such Lender and to pay interest thereon shall be evidenced by a single promissory note of the Borrowers (a "COMPETITIVE BID NOTE") in substantially the form attached hereto as Exhibit D, with the blanks appropriately filled. The Competitive Bid Note payable to such Lender shall be dated the Closing Date, shall bear interest as provided in Section 2.03(n) or as otherwise provided herein, and shall be payable to the order of the Lender named as payee therein in a maximum face amount of the Total Revolving Credit Commitment. The Competitive Bid Note for such Lender shall be delivered, duly executed by the Borrowers to the Administrative Agent at or prior to the funding of the first Competitive Bid Loan made by such Lender hereunder and the Administrative Agent shall promptly forward such Competitive Bid Note to such Lender.

           The outstanding principal amount of each Competitive Bid Loan evidenced by each Competitive Bid Note from time to time, the Competitive Bid Loan Maturity Date of such Competitive Bid Loan and the rate of interest and the amount of accrued and unpaid interest payable in respect thereof shall be determined from the records of the Administrative Agent, which shall be prima facie evidence with respect to the entries therein. In the event the holder of a Competitive Bid Note shall assign said Competitive Bid Note, it shall attach thereto a schedule, which shall be verified by the Administrative Agent, setting forth the then outstanding principal amount of each Competitive Bid Loan evidenced by such Competitive Bid Note and the Competitive Bid Loan Maturity Date thereof.

           (q) PAYMENTS. All payments to be made by any Borrower in Dollars in respect of any Competitive Bid Loan shall be payable at 11:00 a.m., Los Angeles time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue, without setoff, counterclaim, withholding or other deduction of any kind or nature, except for payments to a Lender subject to a withholding deduction under Section 2.16(c) hereof. Such payments shall be made to the Administrative Agent at its Office in Dollars in funds immediately available at such Office. Any payment received by the Administrative Agent or such Lender after 11:00 a.m., Los Angeles time, on any day shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent shall distribute to the Lenders all such payments received by it from any Borrower as promptly as practicable after receipt by the Administrative Agent. If and to the extent that the Administrative Agent has not forwarded to any Lender such Lender's share of any such payment on the same Business Day as such payment is received (or deemed received) from any Borrower, the Administrative Agent shall pay to such Lender interest on such amount at the Federal Funds Effective Rate for each day until such payment is made. All payments of any Competitive Bid Loans to be made in any currency other than Dollars shall be made by payment in that currency in immediately available and freely transferable funds by the time required by relevant local regulation and practice in the principal financial center in the country of such currency for value on the applicable payment date and such payment shall be due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue, without setoff, counterclaim, withholding or other deduction of any kind or nature, except for payments to a Lender subject to a withholding deduction under Section 2.16(c) hereof.

           (r) MULTIPLE CURRENCY OPTION. (i) Competitive Bid Loans may be made in any currency requested by the Company (acting on behalf of the applicable Borrower) and acceptable to the applicable Lender (each a "EUROCURRENCY LOAN"). If Eurocurrency Loans are to be made or are made, the amount of such Loans shall be deemed to be, for purposes of determining utilization of Commitments and other provisions of this Agreement, equal to the Dollar Equivalent thereof. If the Dollar Equivalent of the sum of the all Eurocurrency Loans outstanding on the day of any such determination plus the outstanding Loans made in Dollars plus the Dollar Equivalent of all Letter of Credit Obligations exceeds the Total Revolving Credit Commitment as then in effect, the Administrative Agent shall immediately notify the Company and the Borrowers shall prepay on the Business Day following such day Base Rate Loans and then, if necessary, Eurocurrency Loans to the extent required so that such aggregate unpaid amount will not exceed the Total Revolving Credit Commitment as then in effect; such prepayment being subject however to Section 2.14(b) hereof. The Company may designate the Loans to be prepaid by notice to the Administrative Agent before each such prepayment.

                  (ii) CHANGES IN LAW RENDERING EUROCURRENCY LOANS UNLAWFUL. In the event that any change in Law or guideline or interpretation or application thereof should at any time make it unlawful for any Lender to make, maintain or fund its Eurocurrency Loans, such Lender shall promptly notify the Company and the Administrative Agent thereof. Thereupon, (i) the obligation of such Lender to make its Eurocurrency Loans shall, upon the later of the effectiveness of such event and the receipt of such notice, be suspended for the duration of such illegality, and (ii) the applicable Borrower shall, on the applicable Competitive Bid Loan Maturity Date with respect to such Eurocurrency Loans (or, if later, on the last Competitive Bid Loan Maturity Date with respect to such Eurocurrency Loans to end prior to the effectiveness of such change) or, in any event, if such Lender so requests, on such earlier date as may be required by the relevant Law, prepay or repay such Eurocurrency Loans.

            SECTION 2.04. MAXIMUM AGGREGATE AMOUNT OF LOANS AND LETTERS OF CREDIT. No Revolving Credit Loan, Competitive Bid Loan, Swingline Advance or Letter of Credit shall be made, Issued or requested or permitted to remain outstanding hereunder if the making, Issuance or maintenance of such Loan or Letter of Credit would cause the Dollar Equivalent of the sum of the aggregate amount of all Loans to the Borrowers outstanding hereunder and all Letter of Credit Obligations to exceed the Total Revolving Credit Commitment as then in effect.

            SECTION 2.05. SWINGLINE ADVANCES. (a) SWINGLINE ADVANCES. Subject to the terms and conditions set forth in this Agreement and relying upon the representations and warranties herein set forth, the Swingline Lender agrees (such agreement being herein called the "SWINGLINE ADVANCE COMMITMENT") to make loans in Dollars (the "SWINGLINE ADVANCES") to each and any Borrower from time to time on or after the date hereof and to but not including the Revolving Credit Maturity Date. The Swingline Lender shall have no obligation to make any Swingline Advance to the extent that (i) the aggregate principal amount of Swingline Advances at any time outstanding would exceed the Swingline Advance Committed Amount at such time, or (ii) the Dollar Equivalent of the sum of the principal amount of all outstanding Loans plus all Letter of Credit Obligations would exceed the Total Revolving Credit Commitment, or (iii) an Event of Default has occurred and is continuing, unless otherwise consented by the Required Lenders.

           The Swingline Lender's "Swingline Advance Committed Amount" shall be equal to $10,000,000. Swingline Advances may be requested by the Company (acting on behalf of the applicable Borrower) in any principal amount up to the Swingline Advance Committed Amount. The Swingline Lender shall have no obligation to make any Swingline Advance to the extent that doing so would cause the aggregate amount of (i) its outstanding Revolving Credit Loans and (ii) its Pro Rata share of (x) the Dollar Equivalent of the Letter of Credit Obligations and (y) Swingline Advances to exceed its Revolving Credit Committed Amount.

           Unless notified to the contrary by the Swingline Lender, borrowings of the Swingline Advances may be made in a minimum amount of $100,000 and multiples of $25,000 in excess thereof upon telephonic request made to the Swingline Lender not later than 9:00 a.m., Los Angeles time, on the Business Day of the requested borrowing. Promptly after receipt of such a request for borrowing, the Swingline Lender shall obtain telephonic verification from the Administrative Agent that, giving effect to such request, availability for Swingline Advances will exist under Section 2.05(a) (and such verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swingline Lender, each repayment of a Swingline Advance shall be in an amount which is an integral multiple of $25,000. If the Company (acting on behalf of the applicable Borrower) instructs the Swingline Lender to debit its demand deposit account at the Swingline Lender in the amount of any payment with respect to a Swingline Advance, or the Swingline Lender otherwise receives repayment, after 1:00 p.m., Los Angeles time, on a Business Day, such payment shall be deemed received on the next Business Day. The Swingline Lender shall promptly notify the Administrative Agent of the outstanding Swingline Advances each time there is a change therein.

           (b) NATURE OF CREDIT. Within the limits of time and amount set forth in this Section 2.05, and subject to the provisions of this Agreement, the Borrowers may borrow, repay and reborrow Swingline Advances hereunder.

           (c) SWINGLINE ADVANCE NOTE. To the extent requested by the Swingline Lender, the joint and several obligation of each Borrower to repay the unpaid principal amount of the Swingline Advances made to any Borrower by the Swingline Lender and to pay interest thereon shall be evidenced in part by a promissory note of the Borrowers to the Swingline Lender, dated the Closing Date (the "SWINGLINE ADVANCE NOTES") in substantially the form attached hereto as Exhibit

E, with the blanks appropriately filled, payable to the order of the Swingline Lender in a face amount equal to $10,000,000.

           (d) MATURITY. To the extent not due and payable earlier, each Swingline Advance shall be due and payable on the earlier of (i) the seventh day after such Swingline Advance is made to any Borrower hereunder or (ii) the Revolving Credit Maturity Date.

           (e) INTEREST RATE. The applicable Borrower shall pay interest on the unpaid principal amount of each Swingline Advance from the date of such Advance until such principal amount is paid in full, payable on such dates, not more frequently than monthly, as may be specified by the Swingline Lender and in any event on the Revolving Credit Maturity Date, at a fluctuating interest rate per annum equal to the Base Rate in effect from time to time; PROVIDED, HOWEVER, that during any period in which an Event of Default has occurred and is continuing (but only so long as such Event of Default is continuing), the applicable Borrower shall pay interest on the unpaid principal amount of each Swingline Advance made to it, payable from the date such Event of Default occurs and upon written demand by the Swingline Lender to the Company, at the rate determined in accordance with Section 2.15(b)(ii). The Swingline Lender shall be responsible for invoicing the Company (as agent for the applicable Borrower) for such interest.

           (f) SWINGLINE ADVANCE PARTICIPATING INTERESTS. (i) GENERALLY. At the discretion of the Swingline Lender at any time, on one Business Day's notice to each Lender, the Swingline Lender may require each other Lender to purchase, acquire, accept and assume from the Swingline Lender, without recourse to, or representation or warranty by, the Swingline Lender, an undivided interest, in a proportion equal to such Lender's Pro Rata share, in all of the Swingline Lender's rights and obligations in, to or under the Swingline Lender's outstanding Swingline Advances, together with accrued and unpaid interest thereon (such interest of each Lender being referred to herein as a "SWINGLINE ADVANCE PARTICIPATING INTEREST").

           On the date that any Purchasing Lender becomes a party to this Agreement in accordance with Section 10.14 hereof, Swingline Advance Participating Interests in any outstanding Swingline Advances held by the Lender from which such Purchasing Lender acquired its interest hereunder shall be proportionately reallotted between such Purchasing Lender and such transferor Lender (and, to the extent such transferor Lender is the Swingline Lender, the Purchasing Lender shall be deemed to have acquired a Swingline Advance Participating Interest from such transferor Lender to such extent).

                  (ii) OBLIGATIONS ABSOLUTE. Notwithstanding any other provision hereof, each Lender hereby agrees that its obligation to participate in each Swingline Advance issued in accordance herewith, and its obligation to make the payments specified in Section 2.05(f)(iii) hereof, are each absolute, irrevocable and unconditional and shall not be affected by any event, condition or circumstance whatever. The failure of any Lender to make any such payment shall not relieve any other Lender of its funding obligation hereunder on the date due, but no Lender shall be responsible for the failure of any other Lender to meet its funding obligations hereunder.

                  (iii) PAYMENT BY LENDERS ON ACCOUNT OF SWINGLINE ADVANCES. If the Swingline Lender desires to sell Swingline Advance Participating Interests to the Lenders, the Swingline Lender will promptly notify the Administrative Agent thereof (which notice may be by telephone), and the Administrative Agent shall forthwith notify each Lender (which notice may be by telephone promptly confirmed in writing) thereof. No later than the Administrative Agent's close of business on the date such notice is given by the Administrative Agent (if such notice is given by the Administrative Agent before 9:00 a.m., Los Angeles time on such date), each such Lender will pay to the Administrative Agent, for the account of the Swingline Lender, in immediately available funds, an amount equal to such Lender's Pro Rata share of the outstanding principal amount of the Swingline Advances and accrued and unpaid interest thereon. If and to the extent that any Lender fails to make such payment to the Swingline Lender on such date, such Lender shall pay such amount on demand, together with interest, for the Swingline Lender's own account, for each day from and including the date of the Swingline Lender's payment to and including the date of repayment to the Swingline Lender (before and after judgment) following rates PER ANNUM: (x) for each day from and including the date of such payment by the Swingline Lender to and including the second Business Day thereafter, at the Federal Funds Effective Rate for such day, and (y) for each day thereafter, at the rate applicable to the Swingline Advances for such day.

                  (iv) DISTRIBUTIONS TO PARTICIPANTS. If, at any time, after the Swingline Lender has made a Swingline Advance and has received from any Lender such Lender's share of such Swingline Advance, and the Swingline Lender receives any payment or makes any application of funds on account of such Swingline Advance, the Swingline Lender will pay on the same day as received or deemed to be received to the Administrative Agent, for the account of such Lender, such Lender's ratable share of such payment.

                  (v) RESCISSION. If any amount received by the Swingline Lender on account of any Swingline Advance or interest thereon shall be avoided, rescinded or otherwise returned or paid over by the Swingline Lender for any reason at any time, whether before or after the termination of this Agreement (or the Swingline Lender believes in good faith that such avoidance, rescission, return or payment is required, whether or not such matter has been adjudicated), each such Lender will, promptly upon notice from the Administrative Agent or the Swingline Lender, pay over to the Administrative Agent for the account of the Swingline Lender its ratable share of such amount.

                  (vi) EQUALIZATION. If any Lender receives any payment or makes any application on account of its Swingline Advance Participating Interest, such Lender shall forthwith pay over to the Swingline Lender, in Dollars and in like kind of funds received or applied by it the amount in excess of such Lender's ratable share of the amount so received or applied.

            SECTION 2.06.    LETTERS OF CREDIT.

         Section 2.06.01. LETTER OF CREDIT SUBLIMIT. (a) On the terms and conditions set forth herein (i) the LC Issuer agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Commitment Maturity Date to Issue Letters of Credit for the account of any one or more of the Borrowers, and to amend or renew Letters of Credit previously Issued by it, in accordance with Sections 2.06.02(c) and 2.06.02(d), and (B) to honor properly drawn drafts under the Letters of Credit Issued by it; and (ii) the Lenders severally agree to participate in Letters of Credit Issued for the account of any one or more of the Borrowers; PROVIDED that the LC Issuer shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Dollar Equivalent of the sum of (i) all Letter of Credit Obligations PLUS (ii) the principal amount of all outstanding Loans exceeds the Total Revolving Credit Commitment or (2) if such Letter of Credit is a Financial Letter of Credit, the Dollar Equivalent of all Letter of Credit Obligations with respect to the Financial Letters of Credit exceed the Financial Letter of Credit Sublimit or (3) if such Letter of Credit is a Performance Letter of Credit, the Dollar Equivalent of all Letter of Credit Obligations with respect to the Performance Letters of Credit exceed the Performance Letter of Credit Sublimit or (4) the participation of any Lender in all Letter of Credit Obligations (in the amount of the Dollar Equivalent thereof) and in the Swingline Advances plus the Revolving Credit Loans made by such Lender exceed such Lender's Revolving Credit Commitment. Letters of Credit may be Issued in Dollars or Offshore Currencies. Within the foregoing limits, and subject to the other terms and conditions hereof, each Borrower's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, such Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

           (b) The LC Issuer shall not be under any obligation to Issue any Letter of Credit if:

                       (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the LC Issuer from Issuing such Letter of Credit, or any Law applicable to the LC Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the LC Issuer shall prohibit, or request that the LC Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the LC Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the LC Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the LC Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the LC Issuer in good faith deems material to it and for which the LC Issuer is not otherwise compensated hereunder; or

                      (ii) such Letter of Credit is not otherwise in form and substance reasonably acceptable to the LC Issuer, or the Issuance of such Letter of Credit shall violate any applicable policies of the LC Issuer.

           (c)    The LC Issuer shall not Issue any Letter of Credit if:

                       (i) the LC Issuer has received written notice from any Lender, the Administrative Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in
           Article IV is not then satisfied;

                      (ii) the expiry date or any renewed or extended expiry date of such Letter of Credit is later than 25 days prior to the Revolving Commitment Maturity Date, unless all of the Lenders have approved such expiry date in writing; or

                     (iii) such Letter of Credit is denominated in a currency other than Dollars or an Offshore Currency.

         SECTION 2.06.02. ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.
(a) Each Letter of Credit shall be issued upon the written request of the Company (acting on behalf of the applicable Borrower) received by the LC Issuer and the Administrative Agent at least (A) in the case of an Offshore Currency denominated Letter of Credit, six Business Days or (B) in the case of a Dollar denominated Letter of Credit, four Business Days (or, in either case, such shorter time as the LC Issuer and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed Issuance Date. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Application, and shall specify in form and detail reasonably satisfactory to the LC Issuer: (i) the proposed date of issuance (which shall be a Business
Day), the face amount and currency of the Letter of Credit; (ii) the expiry date of such Letter of Credit; (iii) the name and address of the beneficiary thereof;
(iv) the documents to be presented by the beneficiary of such Letter of Credit in case of any drawing thereunder; (v) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; (vi) the applicable Borrower if a Borrower other than itself and (vii) such other matters as the LC Issuer may require. If a Letter of Credit is requested to be denominated in an Offshore Currency, the Administrative Agent shall promptly notify each Lender thereof. Such Letter of Credit shall not be issued if the LC Issuer notifies the Administrative Agent that it has determined that it cannot pay under a Letter of Credit denominated in such Offshore Currency.

           (b) At least two Business Days prior to the Issuance Date of any Letter of Credit, the LC Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of the Letter of Credit Application or Letter of Credit Amendment Application from the Company (acting on behalf of the applicable Borrower) and, if not, the LC Issuer will provide the Administrative Agent with a copy thereof. If and only if the Administrative Agent notifies the LC Issuer on or before the Business Day immediately preceding the proposed date of Issuance of a Letter of Credit that the LC Issuer may Issue such Letter of Credit, then, subject to the terms and conditions hereof, the LC Issuer shall, on the requested date, Issue such Letter of Credit for the account of the applicable Borrower in accordance with the LC Issuer's usual and customary business practices. The Administrative Agent shall not give such notice if the Administrative Agent has knowledge that (A) such Issuance is not then permitted under Section 2.06.01(a) as a result of the limitations set forth in clause (1), (2), (3) or (4) thereof or (B) the LC Issuer has received a notice described in Section 2.06.01(c)(i). The Administrative Agent will promptly notify the Lenders of any Letter of Credit Issuance hereunder.

           (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Commitment Maturity Date, the LC Issuer will, upon the written request of the Company (acting on behalf of the applicable Borrower) received by the LC Issuer (with a copy sent by the Company to the Administrative Agent) at least four Business Days (or such shorter time as the LC Issuer and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it, subject to approval thereof by the Administrative Agent. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, made in the form of a Letter of Credit Amendment Application and shall specify in form and detail reasonably satisfactory to the LC Issuer: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business
Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the LC Issuer may reasonably require. The LC Issuer shall have no obligation to amend any Letter of Credit if the LC Issuer would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement. The LC Issuer shall not amend any Letter of Credit if: (A) the LC Issuer would not be permitted to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

           (d) The LC Issuer and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Revolving Commitment Maturity Date, at the option of the applicable Borrower and upon the written request of the Company (acting on behalf of the applicable Borrower) received by the LC Issuer (with a copy sent by the Company to the Administrative Agent) at least four Business Days (or such shorter time as the LC Issuer and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the LC Issuer shall be entitled, with the approval of the Administrative Agent, to authorize the renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Amendment Application, and shall specify in form and detail reasonably satisfactory to the LC Issuer: (i) the Letter of Credit to be renewed; (ii) the proposed date of renewal of such Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent in writing, shall be prior to the Revolving Commitment Maturity Date); and (iv) such other matters as the LC Issuer may reasonably require. The LC Issuer shall be under no obligation to renew any Letter of Credit if the LC Issuer would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement. The LC Issuer shall not renew any Letter of Credit if: (A) the LC Issuer would not be permitted to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the LC Issuer that such Letter of Credit shall not be renewed, and if at the time of renewal the LC Issuer would be entitled to authorize the renewal of such Letter of Credit in accordance with this Section 2.06.02(d) upon the request of the Company (acting on behalf of the applicable Borrower) but the LC Issuer shall not have received any Letter of Credit Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, and the LC Issuer shall not have received notice from the Administrative Agent that such Letter of Credit shall not be renewed, the LC Issuer shall allow such Letter of Credit to renew, and the Borrowers and the Lenders hereby authorize such renewal, and, accordingly, the LC Issuer shall be deemed to have received a Letter of Credit Amendment Application from the Company (acting on behalf of the applicable Borrower) requesting such renewal.

           (e) The LC Issuer may, at its election (or as required by the Administrative Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any applicable Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Commitment Maturity Date.

           (f) This Agreement shall control in the event of any conflict with any Letter of Credit Related Document (other than any Letter of Credit).

           (g) The LC Issuer will deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to the Company, an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or amendment to or renewal of a Letter of Credit.

         SECTION 2.06.03. RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS. (a) Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the LC Issuer a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Pro Rata share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

           (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the LC Issuer will promptly notify the Company and the Administrative Agent. The applicable Borrower shall reimburse the LC Issuer prior to 12:00 noon (Los Angeles time), (i) on each date on which any amount is paid by the LC Issuer under any applicable Letter of Credit (each such date, an "HONOR DATE"), in Dollars in the Dollar Equivalent of an amount equal to the amount so paid by the LC Issuer, if the Administrative Agent notifies the Company on or prior to the Business Day preceding the Honor Date that the payment under such Letter of Credit will be made on the Honor Date and (ii) on the Business Day following the Honor Date, in Dollars in the Dollar Equivalent of an amount equal to the amount so paid by the LC Issuer, plus interest thereon at the Base Rate (plus Applicable Margin for the Base Rate Option) from and including the Honor Date to but excluding the date of such reimbursement, if the Administrative Agent notifies the Company on the Honor Date that the payment under such Letter of Credit is required on the Honor Date. If the applicable Borrower fails to reimburse the LC Issuer for the full amount of any drawing under any Letter of Credit by 12:00 noon (Los Angeles time) on the Business Day on which such reimbursement is required as set forth above, the LC Issuer will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Lender and the Company thereof, and the Company (acting on behalf of the applicable Borrower) shall be deemed to have requested that Revolving Credit Loans bearing interest at the Base Rate (plus the Applicable Margin for Base Rate Option) in the principal amount equal to the Dollar Equivalent of such drawing be made by the Lenders to be disbursed on such Business Day, subject to the amount of the unutilized portion of the Revolving Credit Commitments and subject to the conditions set forth in Section 4.02 (other than clause (a) thereof). Any notice given by the LC Issuer or the Administrative Agent pursuant to this Section 2.06.03(b) may be oral if promptly confirmed in writing (including by facsimile); PROVIDED that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

           (c) Each Lender shall upon any notice pursuant to Section 2.06.03(b) make available to the Administrative Agent for the account of the LC Issuer an amount in Dollars and in immediately available funds equal to its Pro Rata share of the Dollar Equivalent of the amount of the drawing with respect to a Letter of Credit, whereupon the participating Lenders shall (subject to Section 2.06.03(d)) each be deemed to have made a Revolving Credit Loan bearing interest at the Base Rate (plus the Applicable Margin for Base Rate Option) to the applicable Borrower in such amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the LC Issuer the amount of such Lender's Pro Rata share of the amount of such drawing by no later than 3:00 p.m. (Los Angeles time) on the Business Day on which it received such notice pursuant to Section 2.06.03(b), then interest shall accrue on such Lender's obligation to make such payment, from such Business Day to the date such Lender makes such payment, at a rate PER ANNUM equal to the Federal Funds Effective Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 2.06.03.

           (d) With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans bearing interest at the Base Rate (plus the Applicable Margin for Base Rate Option) in whole or in part, because of any Borrower's failure to satisfy the conditions set forth in Section 4.02 (other than clause (a) thereof) or for any other reason, such Borrower shall be deemed to have incurred from the LC Issuer a Letter of Credit Borrowing (for which each Borrower shall be jointly and severally obligated) in Dollars in the Dollar Equivalent of the amount of such drawing, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate PER ANNUM equal to the Base Rate PLUS the Applicable Margin for Base Rate Option (and after notice from the LC Issuer) PLUS 2% PER ANNUM, and each Lender's payment to the LC Issuer pursuant to Section 2.06.03(c) with respect to a Letter of Credit shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Letter of Credit Advance from such Lender in satisfaction of its participation obligation under this
Section 2.06.03.

           (e) Each Lender's obligation in accordance with this Agreement to make Revolving Credit Loans or Letter of Credit Advances, as contemplated by this Section 2.06.03, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the LC Issuer and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the LC Issuer, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Potential Default, an Event of Default or a Material Adverse Effect or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that each Lender's obligation to make Revolving Credit Loans with respect to Letters of Credit under this Section 2.06.03 is subject to the conditions set forth in
Section 4.02 (other than clause (a) thereof).

         SECTION 2.06.04. REPAYMENT OF PARTICIPATIONS. (a) Upon (and only upon) receipt by the Administrative Agent for the account of the LC Issuer of immediately available funds from the applicable Borrower or any other Borrower

(i) in reimbursement of any payment made by the LC Issuer under a Letter of Credit with respect to which any Lender has paid the Administrative Agent for the account of the LC Issuer for such Lender's participation in such Letter of Credit pursuant to Section 2.06.03 or (ii) in payment of interest thereon, the Administrative Agent will promptly pay to each Lender, in like funds as those received by the Administrative Agent for the account of the LC Issuer, the amount of such Lender's Pro Rata share of such funds, and the LC Issuer shall receive the amount of the Pro Rata share of such funds of any Lender that did not so pay the Administrative Agent for the account of the LC Issuer.

           (b) If the Administrative Agent or the LC Issuer is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or to any official in any insolvency proceeding, any portion of any payment made by such Borrower to the Administrative Agent for the account of the LC Issuer pursuant to Section 2.06.04(a) in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, to the extent any Lender received its Pro Rata share of such amount pursuant to Section 2.06.04(a), such Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the LC Issuer the amount of its Pro Rata share of any amount so returned by the Administrative Agent or the LC Issuer together with interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Administrative Agent or the LC Issuer, at a rate PER ANNUM equal to the Federal Funds Effective Rate in effect from time to time.

         SECTION 2.06.05. ROLE OF THE LC ISSUER. (a) Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the LC Issuer shall not have any responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

           (b) No Agent, LC Issuer nor any of their respective correspondents, participants or assignees shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or
(iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit Related Document.

           (c) Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED that this assumption is not intended to, and shall not, preclude any Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under this Agreement or any other agreement. Neither the Agents, LC Issuer, the Lenders nor any of their respective correspondents, participants or assignees shall be liable or responsible for any of the matters described in clauses (i) through (vii) of
Section 2.06.06; PROVIDED that, anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against the LC Issuer, and such LC Issuer may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the LC Issuer's willful misconduct, gross negligence or bad faith or the LC Issuer's bad faith, willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the LC Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the LC Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         SECTION 2.06.06. OBLIGATIONS ABSOLUTE. The obligations of each and any of the Borrowers under this Agreement and any Letter of Credit Related Document to reimburse the LC Issuer for a drawing under a Letter of Credit, and to repay any Letter of Credit Borrowing and any drawing under a Letter of Credit converted into Revolving Credit Loans, shall be joint and several, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Related Document under all circumstances, including the following:

                       (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Related Document;

                      (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of any Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Related Documents;

                     (iii) the existence of any claim, counterclaim, set-off, recoupment, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Related Documents or any unrelated transaction;

                      (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                       (v) any payment by the LC Issuer under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the LC Issuer under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;

                      (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of any Borrower in respect of any Letter of Credit; or

                     (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

         SECTION 2.06.07. CASH COLLATERAL PLEDGE. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Revolving Credit Maturity Date or the expiration or termination of the Total Revolving Credit Commitment, then the Borrowers, as their joint and several obligation, shall immediately Cash Collateralize the Letter of Credit Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

         SECTION 2.06.08. UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of Issuance of any Letter of Credit or the International Standby Practice 1998 (selected by the LC Issuer at its discretion at the time of Issuance thereof) shall (unless otherwise expressly provided in such Letter of Credit) apply to each Letter of Credit.

            SECTION 2.07. MAKING OF LOANS. Whenever a Borrower desires that the Lenders make Revolving Credit Loans or the Swingline Lender make Swingline Advances, the Company (acting on behalf of the applicable Borrower) shall provide Standard Notice to the Administrative Agent setting forth the following information (a separate notice being required for each such type of Loans):

                       (a) Whether the proposed Loans are Revolving Credit Loans or Swingline Advances;

                       (b) The date, which shall be a Business Day, on which such proposed Loans are to be made;

                       (c) In the case of proposed Revolving Credit Loans, the aggregate principal amount of such proposed Loans, which shall be the sum of the principal amounts selected pursuant to clause (e) of this
           Section 2.07, and, except as provided in Section 2.06.03, which shall be at least $5,000,000 and integral multiples of $1,000,000 in excess thereof;

                       (d) In the case of proposed Swingline Advances, the aggregate principal amount of such proposed Swingline Advances, which shall be at least $100,000 and integral multiples of $25,000 in excess thereof;

                       (e) In the case of proposed Revolving Credit Loans, the interest rate Option or Options selected in accordance with Section 2.08(a) hereof and the principal amounts selected in accordance with
           Section 2.08(d) hereof of the Base Rate Portion and each Funding Segment of the CD Rate Portion and the Euro-Rate Portion, as the case may be, of such proposed Loans;

                       (f) In the case of proposed Revolving Credit Loans, with respect to each such Funding Segment of such proposed Loans, the Funding Period to apply to such Funding Segment, selected in accordance with Section 2.08(c) hereof; and

                       (g) the applicable Borrower if a Borrower other than itself.

Standard Notice having been so provided, the Administrative Agent shall promptly notify each Lender of the information contained therein and of the amount of such Lender's Loan, calculated in accordance with Section 2.13. Unless any applicable condition specified in Article IV hereof has not been satisfied, on the date specified in such Standard Notice each Lender shall make the proceeds of its Loan available to the Administrative Agent at the Administrative Agent's Office, no later than 11:00 a.m., Los Angeles time, in funds immediately available at such Office. The Administrative Agent will make the funds so received available to the applicable Borrower in funds immediately available at the Administrative Agent's Office. If and to the extent that the Administrative Agent does not make such funds available to such Borrower on the date specified in such Standard Notice the Administrative Agent shall pay to each Lender interest on the amount made available by such Lender at the Federal Funds Effective Rate for each day until either (i) the date such funds are made available to such Borrower or (ii) the date such amounts are returned to such Lender.

            SECTION 2.08. INTEREST RATES. (a) OPTIONAL BASES OF BORROWING. The unpaid principal amount of the Revolving Credit Loans shall bear interest for each day from and including the date on which funds are made available to the applicable Borrower by the Administrative Agent and to but excluding the date of repayment on one or more bases selected by the Company (acting on behalf of the applicable Borrower) from among the interest rate options set forth below. Subject to the provisions of this Agreement, the Company (acting on behalf of the applicable Borrower) may select different options to apply simultaneously to different Portions of the Loans and may select different Funding Segments to apply simultaneously to different parts of the CD Rate Portion or the Euro-Rate Portion of the Loans. Each selection of a rate Option shall apply separately and without overlap to the Revolving Credit Loans as a class. The aggregate number of Funding Segments applicable to the CD Rate Portion and the Euro-Rate Portion of the Revolving Credit Loans at any time shall not exceed ten unless otherwise permitted by the Administrative Agent.

                       (i) BASE RATE OPTION: A rate per annum (computed on the basis of a year of 365 or 366 days and actual days elapsed) for each day equal to the Base Rate for such day plus the Applicable Margin for such day. The "BASE RATE" for any day shall mean the greater of
           (A) the Prime Rate for such day or (B) 0.50% plus the Federal Funds Effective Rate for such day, such interest rate to change automatically from time to time effective as of the effective date of each change in the Prime Rate or the Federal Funds Effective Rate.

                      (ii) CD RATE OPTION: A rate per annum (based on a year of 360 days and actual days elapsed) for each day during the applicable CD Rate Funding Period equal to the CD Rate for such day plus the Applicable Margin for such day. "CD RATE" for any day shall mean for each Funding Segment of the CD Rate Portion corresponding to a proposed or existing CD Rate Funding Period the rate per annum determined by the Administrative Agent by adding

                                 (A) the rate per annum (which shall be the same
                     for each day in such CD Rate Funding Period) determined in good faith by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the arithmetic average of the secondary market bid rates at or about 8:00 a.m., Los Angeles time, on the first day of such CD Rate Funding Period by dealers of recognized standing in negotiable certificates of deposit for the purchase at face value of negotiable certificates of deposit of major money center banks for delivery on such day in amounts comparable to such Funding Segment and having maturities comparable to such CD Rate Funding Period plus

                                 (B)      the Assessment Rate.

                     "ASSESSMENT RATE" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the maximum effective rate per annum payable by a depository institution insured by the Federal Deposit Insurance Corporation (or any successor) for such day as an assessment for insurance on Dollar time deposits, exclusive of any credit that is or may be allowed against such assessment on account of assessment payments made or to be made by such depository institution. The CD Rate shall be adjusted automatically as of the effective date of each change in the Assessment Rate. The CD Rate Option shall be calculated in accordance with the foregoing if any Lender is actually required to pay FDIC assessments or, if required to pay such assessments, is required to pay such assessments at the "Assessment Rate" as herein defined.

                     The Administrative Agent shall give prompt notice to the Company and to the Lenders of the CD Rate determined or adjusted in accordance with the definition of CD Rate, which determination or adjustment shall be conclusive if made in good faith.

                     (iii) EURO-RATE OPTION: A rate per annum (based on a year of 360 days and actual days elapsed) for each day during the applicable Euro-Rate Funding Period equal to the Euro-Rate for such day plus, in each case, the Applicable Margin for Euro-Rate Option for such day. "EURO-RATE" for any day, as used herein, shall mean for each Funding Segment of the Euro-Rate Portion corresponding to a proposed or existing Euro-Rate Funding Period the rate per annum determined by the Administrative Agent to be the rate of interest (which shall be the same for each day in such Euro-Rate Funding Period) determined in good faith by the Administrative Agent in accordance with its usual procedures from the Reuters Screen LIBO page (which determination shall be conclusive absent manifest error) to be the average of the rates per annum for deposits in Dollars offered to the leading banks in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Euro-Rate Funding Period for delivery on the first day of such Euro-Rate Funding Period in amounts comparable to such

           Funding Segment and having maturities comparable to such Funding Period.

                      The Administrative Agent shall give prompt notice to the
            Company and to the Lenders of the Euro-Rate determined in accordance with the definition of the Euro-Rate, which determination shall be conclusive if made in good faith.

           (b) APPLICABLE MARGINS. The "APPLICABLE MARGIN" with respect to the Base Rate Option, the CD Rate Option and the Euro-Rate Option shall be determined in accordance with the pricing grid set forth in the definition of "Applicable Margin".

           (c) FUNDING PERIODS. At any time when the Company (acting on behalf of the applicable Borrower) shall select, convert to or renew the CD Rate Option or the Euro-Rate Option to apply to any part of the Loans, the Company (acting on behalf of the applicable Borrower) shall specify one or more periods (the "FUNDING PERIODS") during which each such Option shall apply, such Funding Periods being as set forth below:



           INTEREST RATE OPTION                AVAILABLE FUNDING PERIODS

           CD Rate Option              30, 60, 90 or 180 days or such longer
                                       period as may be offered by all of the
                                       Lenders ("CD RATE FUNDING PERIOD"); and

           Euro-Rate Option            One, two, three or six months ("EURO-RATE
                                       FUNDING PERIOD");

  PROVIDED, that:

                       (i) Each CD Rate Funding Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day;

                      (ii) Each Euro-Rate Funding Period shall begin on a Business Day, and the term "month", when used in connection with a Euro-Rate Funding Period, shall be construed in accordance with prevailing practices in the interbank eurodollar market at the commencement of such Euro-Rate Funding Period, as determined in good faith by the Administrative Agent (which determination shall be conclusive); and

                     (iii) In the case of Revolving Credit Loans, the Company (acting on behalf of the applicable Borrower) may not select a Funding Period that would end after the Revolving Credit Maturity Date.

           (d) TRANSACTIONAL AMOUNTS. Every selection of, conversion from, conversion to or renewal of an interest rate option and every payment or prepayment of any Loans shall be in a principal amount such that after giving effect thereto the aggregate principal amount of the Base Rate Portion of the Revolving Credit Loans, or the aggregate principal amount of each Funding Segment of the CD Rate Portion or the Euro-Rate Portion of the Revolving Credit Loans, shall be at least $5,000,000 and integral multiples of $1,000,000 in excess thereof.

           (e)    CD RATE OR EURO-RATE UNASCERTAINABLE; IMPRACTICABILITY.  If

                       (i) on any date on which a CD Rate or a Euro-Rate would otherwise be set, the Administrative Agent (in the case of clause (A) or (B) below) shall have determined in good faith (which determination shall be conclusive absent manifest error) that:

                                 (A) adequate and reasonable means do not exist for ascertaining such CD Rate or Euro-Rate, or

                                 (B) a contingency has occurred which materially
                     and adversely affects the secondary market for negotiable certificates of deposit maintained by dealers of recognized standing or the interbank eurodollar market, as the case may be, or

                      (ii) at any time any Lender shall have determined in good faith (which determination shall be conclusive absent manifest error) that the making, maintenance or funding of any part of the CD Rate Portion or the Euro-Rate Portion has been made impracticable or unlawful by compliance by such Lender or a Notional Euro-Rate Funding Office in good faith with any Law or guideline or interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof or with any request or directive of any such Governmental Authority (whether or not having the force of law);

then, and in any such event, the Administrative Agent or such Lender, as the case may be, may notify the Company of such determination (and any Lender giving such notice shall notify the Administrative Agent). Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of each of the Lenders, in the case of clause (i) above, or such Affected Lender, in the case of clause (ii) above, to allow the Company (acting on behalf of the applicable Borrower) to select, convert to or renew the CD Rate Option or Euro-Rate Option, as the case may be, shall be suspended until the Administrative Agent or such Lender, as the case may be, shall have later notified the Company (and any Lender giving such notice shall notify the Administrative Agent) of the Administrative Agent's or such Lender's determination in good faith (which determination shall be conclusive absent manifest error) that the circumstance giving rise to such previous determination no longer exist.

           If any Lender notifies the Company of a determination under subsection (ii) of this Section 2.08(e), the CD Rate Portion or the Euro-Rate Portion, as the case may be, of the Loans of such Lender (the "AFFECTED LENDER") shall, subject to Section 2.14(b) hereof, automatically be converted to the Base Rate Option as of the last day of the then current Funding Period with respect to such Loans (in the case of a determination that the making, maintenance or funding of any CD Rate Portion or Euro-Rate Portion of such Loans is impracticable) and the last day on which the making, maintenance or funding of any CD Rate Portion or Euro-Rate Portion of such Loans is not unlawful (in the case of a determination that the making, maintenance or funding of any CD Rate

Portion or Euro-Rate Portion of such Loans is unlawful) and accrued interest thereon shall be due and payable on such date.

           If at the time the Administrative Agent or an Affected Lender makes a determination under subsection (i) or (ii) of this Section 2.08(e), as the case may be, the Company (acting on behalf of the applicable Borrower) previously has notified the Administrative Agent that it wishes to select, convert to or renew the CD Rate Option or the Euro-Rate Option, as the case may be, with respect to any proposed Loans but such Loans have not yet been made, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option instead of the CD Rate Option or the Euro-Rate Option, as the case may be, with respect to such Loans or, in the case of a determination by an Affected Lender, such Loans only of such Affected Lender.

            SECTION 2.09. CONVERSION OR RENEWAL OF INTEREST RATE OPTIONS. (a) CONVERSION OR RENEWAL. Subject to the provisions of Section 2.14(b) hereof, the Company (acting on behalf of the applicable Borrower) may convert any part of the Revolving Credit Loans made to a Borrower from any interest rate Option or Options to one or more different interest rate Options and may renew the CD Rate Option or the Euro-Rate Option as to any Funding Segment of the CD Rate Portion or the Euro-Rate Portion:

                       (i) At any time with respect to conversion from the Base Rate Option; or

                      (ii) At the expiration of any Funding Period with respect to conversions from or renewals of the CD Rate Option or the Euro-Rate Option, as the case may be, as to the Funding Segment corresponding to such expiring Funding Period.

           Whenever a Borrower desires to convert or renew any interest rate Option or Options, the Company (acting on behalf of the applicable Borrower) shall provide to the Administrative Agent Standard Notice setting forth the following information:

                       (w) The date, which shall be a Business Day, on which the proposed conversion or renewal is to be made;

                       (x) The principal amounts selected in accordance with
           Section 2.08(d) hereof of the Base Rate Portion and each Funding Segment of the CD Rate Portion and the Euro-Rate Portion, as the case may be, to be converted from or renewed;

                       (y) The interest rate Option or Options selected in accordance with Section 2.08(a) hereof and the principal amounts selected in accordance with Section 2.08(d) hereof of the Base Rate Portion and each Funding Segment of the CD Rate Portion and the Euro-Rate Portion, as the case may be, to be converted to; and

                       (z) With respect to each Funding Segment to be converted to or renewed, the Funding Period selected in accordance with Section 2.08(c) hereof to apply to such Funding Segment.

           Standard Notice having been so provided, after the date specified in such Standard Notice, interest shall be calculated upon the principal amount of the Loans as so converted or renewed.

           (b) FAILURE TO CONVERT OR RENEW. Absent due notice from the Company of conversion or renewal in the circumstances described in Section 2.09(a)(ii) hereof, any part of the CD Rate Portion or Euro-Rate Portion for which such notice is not received shall be converted automatically to the Base Rate Option on the last day of the expiring Funding Period.

           SECTION 2.10. PREPAYMENTS GENERALLY. Whenever a Borrower desires to prepay any part of its Loans, the Company (acting on behalf of the applicable Borrower) shall provide Standard Notice to the Administrative Agent setting forth the following information:

                       (a) The date, which shall be a Business Day, on which the proposed prepayment is to be made;

                       (b) The total principal amount of such prepayment, which shall be the sum of the principal amounts selected pursuant to clause
           (c) of this Section 2.10; and

                       (c) The principal amounts selected in accordance with
           Section 2.08(d) hereof of the Base Rate Portion and each part of each Funding Segment of the CD Rate Portion and the Euro-Rate Portion, as the case may be, to be prepaid.

           SECTION 2.11. OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS. (a) OPTIONAL PREPAYMENTS. Each Borrower shall have the right at its option from time to time to prepay its Revolving Credit Loans and Swingline Advances in whole or part without premium or penalty (subject, however, to Section 2.14(b) hereof).

           (b) MANDATORY PREPAYMENTS. (i) Unless the Required Lenders otherwise agree in writing, the Borrowers shall, within 15 days after a Change in Control, prepay in full all outstanding Loans (subject to Section 2.14(b) hereof) and terminate, permanently and irrevocably, all existing Commitments of the Lenders hereunder, and Cash Collateralize the amount available for drawing under any and all outstanding Letters of Credit.

          (ii) If, on any day, the Dollar Equivalent of the sum of the all Eurocurrency Loans outstanding on the day of any such determination plus the outstanding Loans made in Dollars plus the Dollar Equivalent of all Letter of Credit Obligations exceeds the Total Revolving Credit Commitment as then in effect, the Administrative Agent shall immediately notify the Company and the Borrowers shall prepay on the Business Day following such day Base Rate Loans and then, if necessary, Eurocurrency Loans to the extent required so that such aggregate unpaid amount will not exceed the Total Revolving Credit Commitment as then in effect; such prepayment being subject however to Section 2.14(b) hereof. The Borrowers may designate the Loans to be prepaid by notice provided by the Company (acting on behalf of the applicable Borrower) to the Administrative Agent before each such prepayment.

           (c) GENERAL. All prepayments shall be made in accordance with Section
2.10 hereof. No prepayments shall be permitted with respect to Competitive Bid Loans except as required by Sections 2.18 and 10.17 or (ii) with the consent of the Lender or Lenders that have made the same.

           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The entries made in the accounts of each Lender maintained pursuant hereto shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; PROVIDED that the failure of any Lender to maintain any such account, or any error therein, shall not in any manner effect the joint and several obligation of any Borrower to repay (with applicable interest) the Loans made to any of the Borrowers by such Lender in accordance with the terms of this Agreement.

            SECTION 2.12. INTEREST PAYMENT DATES. Interest on the Base Rate Portion shall be due and payable on each Regular Payment Date. Interest on each Funding Segment of the CD Rate Portion shall be due and payable on the last day of the corresponding CD Rate Funding Period and, if such CD Rate Funding Period is longer than 90 days, also every 90th day during such CD Rate Funding Period. Interest on each Funding Segment of the Euro-Rate Portion shall be due and payable on the last day of the corresponding Euro-Rate Funding Period and, if such Euro-Rate Funding Period is longer than three months, also on the last day of every third month during such Funding Period. After maturity of any part of the Loans (by acceleration or otherwise), interest on such part of the Loans shall be due and payable on demand.

           SECTION 2.13. PRO RATA TREATMENT. (a) CERTAIN DEFINITIONS. As used in this Agreement, the following term has the meaning indicated:

                     "PRO RATA" means from or to each Lender: (i) in the case of payments of Facility Fee, reductions pursuant to Section 2.02(c) hereof of the Revolving Credit Committed Amounts, payments on account of Swingline Advance Participating Interests under Section 2.05(f) hereof, participations in the Letter of Credit Obligations pursuant to Section 2.06 hereof and indemnification payments under Section
           8.07 hereof, ratably in accordance with such Lender's Commitment Percentage; (ii) in the case of payments of principal of and interest on, and conversions and renewals of interest rate options with respect to, any particular Funding Segments, ratably in accordance with such Lender's percentage share of such Funding Segment; (iii) in the case of payments of principal and conversions and renewals of interest rate options with respect to, the Base Rate Portion of some or all of the Revolving Credit Loans, ratably in accordance with such Lender's percentage share of such Base Rate Portion; and (iv) in the case of payments of interest for any day with respect to the Base Rate Portion of some of all of the Revolving Credit Loans, ratably in accordance with such Lender's percentage share of such Base Rate Portion on such day.

           (b) MAKING OF REVOLVING CREDIT LOANS. Revolving Credit Loans shall be made by the Lenders ratably in accordance with their respective Commitment Percentages.

           (c) SEVERAL OBLIGATIONS. The failure of any Lender to make a Revolving Credit Loan shall not relieve any other Lender of its obligation to lend hereunder, but neither any Agent nor any Lender shall be responsible for the failure of any other Lender to make a Revolving Credit Loan.

            SECTION 2.14. ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES. (a) INCREASED COSTS OR REDUCED RETURN RESULTING FROM TAXES, RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC. If any Law or change therein or guideline or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority (whether or not having the force of law) adopted or made after the date hereof:

                       (i) subjects any Lender or any Notional Euro-Rate Funding Office or the LC Issuer to any tax or changes the basis of taxation, to the extent such tax or change relates to the Euro-Rate Loans or the CD Rate Loans, with respect to this Agreement, the Notes, the Euro-Rate Loans or the CD Rate Loans, the Letters of Credit, participations therein or payments by any Borrower of principal of, or interest on, the Euro-Rate Loans or the CD Rate Loans, from any Borrower hereunder or under the Notes (except for taxes on the overall net income or overall gross receipts of such Lender or such Notional Euro-Rate Funding Office or the LC Issuer imposed by the jurisdictions (federal, state, local and foreign) in which the Lender's principal office or Notional Euro-Rate Funding Office or the LC Issuer is located),

                      (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, assets (funded or contingent) of, deposits with or for the account of, other acquisitions of funds by, such Lender or any Notional Euro-Rate Funding Office (in connection with the Euro-Rate Loans or the CD Rate Loans) or the LC Issuer (other than requirements expressly included herein in the determination of the CD Rate or the Euro-Rate, as the case may be, hereunder),

                     (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Lender or any Notional Euro-Rate Funding Office or the LC Issuer, or (B) otherwise applicable to the obligations of any Lender or any Notional Euro-Rate Funding Office or the LC Issuer under this Agreement, or

                      (iv) imposes upon any Lender or any Notional Euro-Rate Funding Office or the LC Issuer any other condition or expense, to the extent such condition or expense relates to the Euro-Rate Loans or the CD Rate Loans, directly related to this Agreement, the Notes or its making, maintenance or funding of any Euro-Rate or CD Rate Loan or the Letters of Credit or participations therein.

and the result of any of the foregoing is reasonably determined by any Lender or the LC Issuer to increase the cost to, reduce the income receivable by, or impose any expense (excluding loss of margin) upon such Lender, any Notional Euro-Rate Funding Office or the LC Issuer, as applicable, or, in the case of clause (iii) hereof, any Person controlling a Lender or the LC Issuer, with respect to this Agreement, the Notes, the Letters of Credit or the making, maintenance or funding of any Loan or Letters of Credit or participations therein (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on such Lender's or LC Issuer's or controlling Person's capital, taking into consideration such Lender's or LC Issuer's or controlling Person's policies with respect to capital adequacy) by an amount which such Lender or the LC Issuer reasonably deems to be material (such Lender being deemed for this purpose to have made, maintained or funded each Funding Segment of the CD Rate Portion and the Euro-Rate Portion from a Corresponding Source of Funds), such Lender or the LC Issuer may from time to time promptly notify the Company of the amount determined in good faith (using any reasonable averaging and attribution methods) by such Lender or the LC Issuer (which determination shall be conclusive absent manifest error) to be necessary to compensate such Lender or such Notional Euro-Rate Funding Office or the LC Issuer for such increase, reduction or imposition. No Borrower shall have an obligation to reimburse a Lender or the LC Issuer under this Section 2.14(a) for any amount with respect to any such increase, reduction or imposition which amount is attributable to a period of more than 60 days ending prior to the date of such Lender's or LC Issuer's first notice to the Company of such increase, reduction or imposition. Each Lender or the LC Issuer will notify the Company and the Administrative Agent of any event occurring after the date of this Agreement which will entitle such Lender or the LC Issuer to compensation pursuant to this Section 2.14 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Each Lender or the LC Issuer will furnish the Company and the Administrative Agent with a statement setting forth in reasonable detail the basis, the manner of calculation and the amount of each request by such Lender or the LC Issuer for compensation from any Borrower under this Section 2.14. Such amount shall be due and payable by the applicable Borrower to such Lender or the LC Issuer five Business Days after such notice is given to the Company. In the event that after a Borrower shall have paid any additional amount under this Section 2.14(a) with respect to any Loan or Letter of Credit or participations therein such Lender or the LC Issuer shall have successfully contested such law, regulation, treaty, order, directive, interpretation or condition, then, to the extent that such Lender or the LC Issuer is or will be placed in the same position it was prior to the incurrence of the additional costs received or receivable (on an after-tax basis) and its contest of such law, regulation or other condition, such Lender or the LC Issuer shall refund to the relevant Borrowers such additional amount or any portion thereof with respect to which such Lender or the LC Issuer is or will be placed in such position.

           (b) FUNDING BREAKAGE. In addition to the compensation required under
Section 2.14(a) hereof, each Borrower shall, jointly and severally, indemnify each Lender against any loss or expense (excluding loss of margin) which such Lender has incurred as a consequence of:

                       (i) any payment, prepayment or conversion of any part of any Funding Segment of any CD Rate Portion or Euro-Rate Portion of the Loans on a day other than the last day of the corresponding Funding Period or any prepayment of any Competitive Bid Loan prior to its maturity date (whether or not such payment, prepayment or conversion is mandatory or automatic and whether or not such payment or prepayment is then due),

                      (ii) any attempt by any Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or in part any notice stated herein to be irrevocable (the Administrative Agent having in its sole discretion the options (A) to give effect to such attempted revocation provided that indemnity under this Section 2.14(b) is obtained or (B) to treat such attempted revocation as having no force or effect, as if never made), or

                     (iii) any failure of any Borrower to pay when due (by acceleration or otherwise) any principal, interest or any other amount due hereunder or under any Note relating to a Euro-Rate Loan or a CD Rate Loan.

           If any Lender sustains or incurs any such loss or expense it shall from time to time promptly notify the Company and the Administrative Agent in writing setting forth in reasonable detail the amount determined in good faith by such Lender (which determination shall be conclusive absent manifest error) to be necessary to indemnify such Lender for such loss or expense. Such amount shall be due and payable by the Borrowers to the Administrative Agent for the account of such Lender, five Business Days after such notice is given.

           (c) ADDITIONAL INTEREST. (i) So long as any Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including loans made with reference to the CD Rate, such Lender may require the Borrowers, as their joint and several obligation, to pay, but only in respect of any period during which such reserves shall actually be maintained by such Lender, additional interest on the unpaid principal amount of the CD Rate Portion of the Loans, at an interest rate per annum equal at all times during each CD Rate Funding Period to the difference obtained by subtracting (A) the CD Rate for such CD Rate Funding Period from (B) the rate obtained by dividing such CD Rate referred to in clause (A) above by that percentage equal to 100% minus the CD Rate Reserve Percentage of such Lender for such CD Rate Funding Period, payable on each date on which interest is payable on such CD Rate Portion.

          (ii) So long as any Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, such Lender may require the Borrowers, as their joint and several obligation, to pay, but only in respect of any period during which such reserves shall actually be maintained by such Lender, additional interest on the unpaid principal amount of the Euro-Rate Portion of the Loans, at an interest rate per annum equal at all times during each Euro-Rate Funding Period to the difference obtained by subtracting (A) the Euro-Rate for such Euro-Rate Funding Period from
(B) the rate obtained by dividing such Euro-Rate referred to in clause (A) above by that percentage equal to 100% minus the Euro-Rate Reserve Percentage of such Lender for such Euro-Rate Funding Period, payable on each date on which interest is payable on such Euro-Rate Portion.

         (iii) If any Lender shall claim entitlement to any additional amount pursuant to this Section 2.14(c), then such Lender shall deliver to the Company a certificate setting forth the basis for the determination thereof as promptly as practicable. More than one such certificate may be so delivered. Each such certificate shall be conclusive and binding for all purposes as to the amount due absent manifest error. The Borrowers shall pay to each Lender the amount shown as due on any such certificate within five Business Days after its receipt of the same.

            SECTION 2.15. PAYMENTS GENERALLY; INTEREST ON OVERDUE AMOUNTS. (a) PAYMENTS GENERALLY. All payments and prepayments to be made by any Borrower in respect of principal, interest, fees, indemnity, expenses or other amounts due from any Borrower hereunder or under any other Loan Document in Dollars shall be payable at 11:00 a.m., Los Angeles time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue, without setoff, counterclaim, withholding or other deduction of any kind or nature, except for payments to a Lender subject to a withholding deduction under Section 2.16(c) hereof. Except for payments under Sections 2.03(q), 2.14 and 10.06 hereof, such payments shall be made for the account of Lenders to the Administrative Agent's Bancontrol Account #12334-16521 at its Office in Dollars in funds immediately available at such Office, and payments under Sections 2.14 and 10.06 hereof shall be made to the applicable Lender at such domestic account as it shall specify to the Company from time to time in funds immediately available at such account. Any payment or prepayment received by the Administrative Agent or such Lender after 11:00 a.m., Los Angeles time, on any day shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent shall distribute to the Lenders all such payments received by it from any Borrower as promptly as practicable after receipt by the Administrative Agent. If and to the extent that the Administrative Agent has not forwarded to any Lender such Lender's share of any such payment on the same Business Day as such payment is received (or deemed received) from such Borrower, the Administrative Agent shall pay to such Lender interest on such amount at the Federal Funds Effective Rate for each day until such payment is made. Upon termination of this Agreement and payment in full of all principal, interest, fees, expenses and other amounts due from any Borrower hereunder or under any other Loan Document, each Lender will promptly mark its Notes "cancelled" and forward them to the Administrative Agent for delivery to the Company.

           (b) INTEREST ON OVERDUE AMOUNTS. To the extent permitted by law, after there shall have become due (by acceleration or otherwise) principal, interest, fees, indemnity, expenses or any other amounts due from the Borrowers, as their joint and several obligation, hereunder or under any other Loan Document, such amounts shall bear interest for each day until paid (before and after judgment), payable on demand, at a rate per annum based on a year of 365 or 366 days, as the case may be, and actual days elapsed (in the case of any Portion of Loans bearing interest at the Base Rate Option) and 360 days and actual days elapsed (in the case of any Portion of Loans bearing interest at the CD Rate Option or the Euro-Rate Option) which for each day shall be equal to the following:

                       (i) In the case of any part of the CD Rate Portion or Euro-Rate Portion of any Loans, (A) until the end of the applicable then-current Funding Period at a rate per annum 2% above the rate otherwise applicable to such part, and (B) thereafter in accordance with the following clause (ii); and

                      (ii) In the case of any other amount due from any Borrower hereunder or under any other Loan Document, 2% above the then-current Base Rate plus the Applicable Margin for Base Rate Option.

           (c) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the applicable Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate.

             SECTION 2.16 TAXES. (a) PAYMENTS NET OF TAXES. All payments made by the Borrowers under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all liabilities with respect thereto, excluding

                       (i) in the case of each Agent, the LC Issuer and each Lender, income or franchise taxes imposed on such Agent, the LC Issuer or such Lender by the jurisdiction under the laws of which such Agent, the LC Issuer or such Lender is organized or any political subdivision or taxing authority thereof or therein or as a result of a connection between such Agent, the LC Issuer or such Lender and any jurisdiction other than a connection resulting solely from this Agreement and the transactions contemplated hereby, and

                      (ii) in the case of the LC Issuer and each Lender, income or franchise taxes imposed by any jurisdiction in which the LC Issuer or such Lender's lending offices which issue or book Letters of Credit, or make or book Loans are located or any political subdivision or taxing authority thereof or therein

(all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "TAXES"). If any Taxes are required to be withheld or deducted from any amounts payable to any Agent, the LC Issuer or any Lender under this Agreement or any other Loan Document, the Borrowers, as their joint and several obligation, shall pay the relevant amount of such Taxes and the amounts so payable to such Agent, the LC Issuer or such Lender shall be increased to the extent necessary to yield to such Agent, the LC Issuer or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are paid by a Borrower with respect to payments made in connection with this Agreement, as promptly as possible thereafter, the Company (acting on behalf of the applicable Borrower) shall send to the Administrative Agent for its own account or for the account of the LC Issuer or such Lender, as the case may be, a certified copy of an original official receipt received by the applicable Borrower showing payment thereof. In the event that after the applicable Borrower shall have paid any additional amount under this Section 2.16(a) with respect to any Loan or any Letter of Credit the Lender or the LC Issuer, as the case may be, shall have received a refund or credit of any Taxes paid by such Borrower with respect to payments made in connection with this Agreement, then, to the extent that such Lender or the LC Issuer receives a refund or credit of all or a portion of such Taxes from the Governmental Authority to whom such Taxes were paid by such Borrower, such Lender or the LC Issuer shall refund to such Borrower such additional amount or any portion thereof with respect to which such Lender or the LC Issuer receives such refund or credit. Nothing contained in this paragraph (a) shall require any Lender, the LC Issuer or any Agent to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

           (b) INDEMNITY. Each Borrower hereby jointly and severally indemnifies each Agent, the LC Issuer and each of the Lenders for the full amount of all Taxes attributable to payments by or on behalf of any Borrower hereunder or under any of the other Loan Documents, any such Taxes paid by such Agent, the LC Issuer or such Lender, as the case may be, any present or future claims, liabilities or losses with respect to or resulting from any omission of any Borrower to pay or delay in paying any Taxes (including any incremental Taxes, interest or penalties that may become payable by such Agent, the LC Issuer or such Lender as a result of any failure of any Borrower to pay such Taxes), whether or not such Taxes were correctly or legally asserted. Such indemnification shall be made within 30 days from the date such Lender, the LC Issuer or such Agent, as the case may be, makes written demand therefor.

           (c) WITHHOLDING AND BACKUP WITHHOLDING. Each Lender that is incorporated or organized under the laws of any jurisdiction other than the United States or any State thereof agrees that, on or prior to the Closing Date (or, with respect to any Lender which becomes a party to this Agreement pursuant to Section 10.14 hereof, the Transfer Effective Date), it will furnish to the Company and the Administrative Agent

                       (i) two valid, duly completed copies of United States Internal Revenue Service Form W-8ECI or United States Internal Revenue Form W-8BEN or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, and

                      (ii) a valid, duly completed Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax.

           Each Lender which so delivers to the Company and the Administrative Agent a Form W-8BEN or W-8ECI and Form W-8 or W-9 applicable forms (the "Forms") agrees to deliver to the Company and the Administrative Agent two further copies of the Forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax, or after the occurrence of any event requiring a change in the most recent form previously delivered by it, and such extensions or renewals thereof as may reasonably be requested by the Company and the Administrative Agent, certifying in the case of a Form W-8BEN or Form W-8ECI that such Lender is entitled to receive payments under this Agreement or any other Loan Document without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including any changes in Law) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the Company and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Notwithstanding anything to the contrary contained herein, no Borrower shall be required to pay any additional amounts pursuant to this Section 2.16 or pursuant to Section 2.14 if the obligation to pay such additional amounts would not have arisen but for the failure by any Agent or any Lender to comply with its obligations hereunder, or if such Agent or Lender shall have delivered the appropriate Forms and such Agent or Lender is not entitled to exemption from deduction or withholding of U.S. federal income tax in respect of payments made by such Borrower hereunder for any reason other than a change in U.S. law or regulations or in the official interpretation thereof after the date of delivery of such Forms.

            SECTION 2.17. FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE. (a) NOTIONAL FUNDING. Each Lender shall have the right from time to time, prospectively or retrospectively, without notice to the Company or any other Borrower, to deem any branch, subsidiary or affiliate of such Lender to have made, maintained or funded any part of the Euro-Rate Portion at any time. Any branch, subsidiary or affiliate so deemed shall be known as a "Notional Euro-Rate Funding Office." Such Lender shall deem any part of the Euro-Rate Portion of the Loans or the funding therefor to have been transferred to a different Notional Euro-Rate Funding Office if such transfer would avoid or cure an event or condition described in Section 2.08(e)(ii) hereof or would lessen compensation payable by a Borrower under Sections 2.14(a), 2.16(a) or 2.16(b) hereof, and provided that such Lender determines in its reasonable discretion that such transfer would be practicable and would not have a material adverse effect on such part of the Loans, such Lender or any Notional Euro-Rate Funding Office (it being assumed for purposes of such determination that each part of the Euro-Rate Portion is actually made or maintained by or funded through the corresponding Notional Euro-Rate Funding Office). Notional Euro-Rate Funding Offices may be selected by such Lender without regard to such Lender's actual methods of making, maintaining or funding Loans or any sources of funding actually used by or available to such Lender.

           (b) ACTUAL FUNDING. Each Lender shall have the right from time to time to make or maintain any part of the Euro-Rate Portion by arranging for a branch, subsidiary or affiliate of such Lender to make or maintain such part of the Euro-Rate Portion. Such Lender shall have the right to hold any applicable Note payable to its order for the benefit and account of such branch, subsidiary or affiliate or (ii) request the Borrowers to issue one or more promissory notes in the principal amount of such Euro-Rate Portion, in substantially the form attached hereto as Exhibit A with the blanks appropriately filled, payable to such branch, subsidiary or affiliate and with appropriate changes reflecting that the holder thereof is not obligated to make any additional Loans to any of the Borrowers. Each Borrower agrees to comply promptly with any request under subsection (ii) of this Section 2.17(b). If any Lender causes a branch, subsidiary or affiliate to make or maintain any part of the Euro-Rate Portion hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Euro-Rate Portion and to any note payable to the order of such branch, subsidiary or affiliate to the same extent as if such part of the Euro-Rate Portion were made or maintained and such note were a Revolving Credit Note payable to such Lender's order.

            SECTION 2.18. EXTENSION OF REVOLVING CREDIT MATURITY DATE. On and after the first Anniversary Date hereof, the Revolving Credit Maturity Date and the Competitive Bid Expiration Date may be extended for successive one year periods at the request of the Company (acting on behalf of each Borrower) with the express consent of each Lender (to be at such Lender's sole discretion) as provided below. Not later than the date 60 days prior to each Anniversary Date, the Company (acting on behalf of the Borrower) shall, at its option, in a written notice to the Administrative Agent request (an "EXTENSION REQUEST") that the Revolving Credit Maturity Date be extended for a period of one year. The Administrative Agent shall promptly inform the Lenders of such Extension Request. Each Lender that agrees with such Extension Request shall deliver to the Administrative Agent its express written consent thereto no later than such Anniversary Date. If (i) any Lender notifies the Administrative Agent in writing prior to such Anniversary Date that it will not consent to such Extension Request or (ii) all of the Lenders have not in writing expressly consented to any such Extension Request as provided in the preceding sentence, then the Administrative Agent shall so notify the Company and the Company, at its option, may replace each Lender which has not agreed to such Extension Request (a "NONEXTENDING LENDER") with another commercial lending institution reasonably satisfactory to the Administrative Agent and the LC Issuer (a "REPLACEMENT LENDER") and/or with one or more existing Lenders by giving (not later than 160 days after such Anniversary Date) notice of the name of such Replacement Lender or such existing Lenders to the Administrative Agent. Unless the Administrative Agent or the LC Issuer shall object to the identity of such proposed Replacement Lender (in the case of a Replacement Lender) prior to the date 170 days after such Anniversary Date, upon notice from the Administrative Agent, each Nonextending Lender shall promptly (but in no event later than the date which is 180 days after such Anniversary Date) assign all of its interests hereunder to such Replacement Lender and/or existing Lenders in accordance with the provisions of Section 10.14(c) hereof. If all Lenders consent to any such Extension Request (or, if all Nonextending Lenders are replaced in accordance with this Section), then as of 2:00 p.m., Los Angeles time on the date which is 180 days after such Anniversary Date, the Revolving Credit Maturity Date shall be deemed to have been extended for, and shall be the date, one year after the then effective Revolving Credit Maturity Date, and if the Revolving Credit Maturity Date is so extended, the Competitive Bid Expiration Date (as such dates may have been previously extended pursuant to this Section) shall be deemed to have been extended for, and shall be the date, one year after the then effective Competitive Bid Expiration Date. If any Lender declines to consent to any such Extension Request and such Lender is not replaced in accordance with this Section, then the Revolving Credit Maturity Date and the Competitive Bid Expiration Date then in effect shall not be extended. To the extent the Other Credit Agreement is in effect, the "REVOLVING CREDIT COMMITMENT AMOUNT" of a Nonextending Lender under the Other Credit Agreement shall be replaced or assumed at the same percentage by such Replacement Lender and/or such existing Lenders.

            SECTION 2.19. APPOINTMENT OF THE COMPANY AS AGENT FOR BORROWER. Each Borrower hereby irrevocably appoints the Company as its agent hereunder (i) to request Revolving Credit Loans, Competitive Bid Loans, Swingline Advances and Letters of Credit on its behalf under Article II hereof, (ii) to increase the aggregate Commitments hereunder, (iii) to terminate or reduce the Revolving Credit Commitment and (iv) to take any other action contemplated by the Loan Documents with respect to any credit extended to any Borrower. Any notice or request provided to the Company shall be deemed a notice or request provided to the Company as agent for each and any one of the Borrowers.

           SECTION 2.20. BORROWER WAIVER. (a) GENERAL. Each Borrower hereby waives any defense based on, or arising out of any defense of, any other Borrower, other than payment in full of the Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the unenforceability of the Obligations or any part thereof or from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Obligations.

           (b) SUBROGATION AND CONTRIBUTION. Unless and until the Obligations have been fully paid and satisfied and the Commitments have terminated, each Borrower hereby agrees not to exercise or otherwise assert any claim or other right it may now or hereafter acquire against any other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's joint and several obligations under this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of any Agent, any Lender or any other holder of the indebtedness against any other Borrower whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Borrower directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other right. Each Borrowing Subsidiary that makes a payment or distribution under this Agreement on account of a Loan incurred by another Borrower shall be entitled to contribution from each other Borrower in a pro rata amount based on the Adjusted Net Assets of each Borrower. For purposes hereof, "ADJUSTED NET ASSETS" of a Borrower at any date shall mean the lesser of the amount by which (x) the fair value of the assets of such Borrower exceeds the total amount of liabilities, including without limitation, contingent liabilities, but excluding liabilities under this Agreement, of such Borrower at such date and (y) the present fair salable value of the assets of such Borrower at such date exceeds the amount that will be required to pay the probably liability of such Borrower on its debts (after giving effect to all other fixed and contingent liabilities of such Borrower) excluding Indebtedness in respect of this Agreement, as they become absolute and matured.

           (c) JOINT AND SEVERAL OBLIGATIONS. Notwithstanding anything herein to the contrary, any obligation hereunder of the Company or any Borrowing Subsidiary is the joint and several obligation of each Borrower (including, without limitation, any obligation hereunder which the Agreement does not specifically designate as a joint and several obligation).

            SECTION 2.21. DESIGNATION OF BORROWING SUBSIDIARIES . Any wholly-owned Subsidiary of the Company may elect (with the Company's consent) to become a Borrowing Subsidiary hereunder by delivering to the Administrative Agent an Election to Participate in the form of Exhibit M hereto executed by such Borrowing Subsidiary and, through an Authorized Representative, by the Company and the consent of the Administrative Agent shall be required prior to the effectiveness of such designation.




                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

           The Company hereby represents and warrants to each Agent and each Lender as to itself and, where the following representations and warranties apply to Subsidiaries, as to each of its Subsidiaries, as follows:

            SECTION 3.01. CORPORATE STATUS. The Company, each Borrowing Subsidiary and each other Significant Subsidiary thereof (a) is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has corporate or limited liability company, as applicable, power and authority to own its property and to transact the business in which it is engaged or presently proposes to engage; and (c) is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification necessary; except for matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           Schedule 3.01 hereof states as of the date hereof the jurisdiction of incorporation of each Borrower, each other Significant Subsidiary and each Special Purpose Subsidiary.

            SECTION 3.02. CORPORATE POWER AND AUTHORIZATION. Each Credit Party has the corporate or limited liability company, as applicable, power to execute, deliver and perform the Loan Documents to be executed by it and has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to be executed by it. Each Borrower has the power to borrow and request the Issuance of the Letters of Credit hereunder and has taken all necessary corporate or limited liability company, as applicable, action to authorize the borrowings and the requests for the Issuance of the Letters of Credit hereunder on the terms and conditions of this Agreement. No consent or approval of any Person (including, without limitation, any stockholder or member of any Credit Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien of right or distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by each Credit Party, or the validity, enforcement or priority, of the Loan Documents to be executed by it, except as set forth on Schedule 3.02 hereto, each of which has been duly and validly obtained on or prior to the date hereof and is now in full force and effect and is sufficient for its intended purpose.

            SECTION 3.03. EXECUTION AND BINDING EFFECT. This Agreement and each other Loan Document to which each Credit Party is a party has been, or upon its execution and delivery will be, duly executed and delivered by such Credit Party and each constitutes, or upon its execution and delivery will constitute, the valid and legally binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion. There is no action, suit, proceeding or investigation pending or, to the knowledge of any Credit Party, threatened against or affecting the Company or any of its Subsidiaries which questions the validity or the enforceability of any of the Loan Documents.

            SECTION 3.04. GOVERNMENTAL APPROVALS AND FILINGS. No approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority (collectively, "GOVERNMENTAL ACTION") is or will be necessary in connection with execution and delivery of this Agreement or any other Loan Document, consummation by the Credit Parties of the transactions herein or therein contemplated, or performance of or compliance with the terms and conditions hereof or thereof. Neither the Company nor any Subsidiary thereof is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Federal or state statute or regulation limiting any Borrower's ability to incur Indebtedness for money borrowed or to request the Issuance of the Letters of Credit. Neither the Company nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            SECTION 3.05. ABSENCE OF CONFLICTS. The execution and delivery by each Credit Party of this Agreement and each other Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any Law (including, without limitation, Regulations U, T and X of the Federal Reserve Board) and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or its certificate of incorporation or by-laws or any similar constituent documents or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any material agreement, bond, note or indenture to which it is a party (by successor in interest or otherwise), or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Company or any of its Subsidiaries.

            SECTION 3.06. AUDITED FINANCIAL STATEMENTS. The Company has heretofore furnished to each Agent and each Lender consolidated balance sheets of the Company and its consolidated Subsidiaries as of December 29, 2000 (as such financial statements have been restated and filed with the Securities and Exchange Commission) and March 30, 2001 and the related consolidated statements of income, cash flows and changes in stockholders' equity for the fiscal year or one fiscal quarter, as the case may be, then ended, and with respect to such information as of December 29, 2000 as examined and reported on by PricewaterhouseCoopers LLP, independent certified public accountants for the

Company, who delivered an unqualified opinion in respect thereof. Such financial statements (including the notes thereto) present fairly in all material respects the financial condition of the Company and its consolidated Subsidiaries as of the end of such fiscal year or three month period, as the case may be, and the results of their operations and their cash flows for the fiscal year or fiscal quarter then ended, all in conformity with GAAP, except for the absence of footnotes and for normal year end audit adjustments in the case of the three month statements.

            SECTION 3.07. ABSENCE OF UNDISCLOSED LIABILITIES. As of the date hereof, neither the Company nor any Subsidiary of the Company has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in Section 3.06 hereof, (b) matters that, individually or in the aggregate, in the Company's reasonable judgment, could not reasonably be expected to have a Material Adverse Effect and (c) liabilities, obligations, commitments and losses incurred after March 30, 2001 otherwise permitted, or not restricted, by the Previous Credit Agreement or this Agreement. As of the date hereof, neither the Company nor any Subsidiary of the Company had any Indebtedness other than the Indebtedness of the Company and its Subsidiaries set forth on Schedule 3.07 hereto.

            SECTION 3.08. ABSENCE OF MATERIAL ADVERSE CHANGES. Except as disclosed in the financial statements referred to in Section 3.06 hereof and for matters covered by, or referred to in, the Exit Funding Agreement, since December 29, 2000, there has been no material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

            SECTION 3.09. ACCURATE AND COMPLETE DISCLOSURE. No information heretofore, contemporaneously or hereafter provided by or on behalf of the Company or any Subsidiary thereof in writing to any Agent or any Lender in writing pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances in which it was provided. The Company has disclosed to each Agent and each Lender in writing every fact or circumstance known to the Company which has a Material Adverse Effect.

            SECTION 3.10. MARGIN REGULATIONS. No part of the proceeds of any Loan or any Letter of Credit issued hereunder will be used for the purpose of buying or carrying any "MARGIN STOCK," as such term is used in Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any "margin stock," in either case in a manner which would violate or conflict with Regulation T, U, or X of the Board of Governors of the Federal Reserve System. Neither the Company nor any Subsidiary thereof is engaged in the business of extending credit to others for the purpose of buying or carrying "margin stock." Neither the making of any Loan, the issuance of any Letter of Credit nor any use of proceeds of any such Loan or Letter of Credit will violate or conflict with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System, as amended from time to time.

            SECTION 3.11. SUBSIDIARIES. Schedule 3.11 hereof states as of the date hereof each Significant Subsidiary and Borrowing Subsidiary of the Company and the percentage of outstanding shares owned by the Company, by each Borrowing Subsidiary and by each other Significant Subsidiary. The outstanding shares of each Significant Subsidiary and Borrowing Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Company and each Significant Subsidiary and Borrowing Subsidiary thereof owns beneficially and of record and has good title to all of the shares represented by the ownership percentage shown in such Schedule 3.11, free and clear of any Lien. There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Significant Subsidiary or Borrowing Subsidiary to issue any shares of its capital stock or any other securities. As of the date hereof, no Significant Subsidiary or Borrowing Subsidiary has outstanding any class of preferred stock or any class of common stock with a prior right to dividends.

            SECTION 3.12. PARTNERSHIPS, ETC. As of the date hereof, neither the Company, any Borrowing Subsidiary nor any other Significant Subsidiary is a partner (general or limited) of any partnership, is a party to any joint venture or owns (beneficially or of record) any equity or similar interest in any Person (including but not limited to any interest pursuant to which the Company, such Borrowing Subsidiary or such other Significant Subsidiary has or may in any circumstance have an obligation to make capital contributions to, or be generally liable for or on account of the liabilities, acts or omissions of such other Person), except for the partnership interests and joint ventures set forth in Schedule 3.12 hereof.

            SECTION 3.13. LITIGATION There is no pending or (to the Company's knowledge) threatened action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Company or any Subsidiary of the Company, except for (a) matters described in the financial statements referred to in Section 3.06 hereof, and (b) matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           SECTION 3.14. ABSENCE OF EVENTS OF DEFAULT. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default.

            SECTION 3.15. ABSENCE OF OTHER DEFAULTS. Neither the Company nor any Subsidiary thereof is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party (by successor in interest or otherwise) or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which individually or in the aggregate, would have a Material Adverse Effect. The Company and each Subsidiary thereof have complied and are in compliance in all respects with all Laws, except for such instances of non-compliance that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            SECTION 3.16. INSURANCE. The policies, binders or self-insurance programs for fire, liability, product liability, workmen's compensation, vehicular and other insurance currently held by or on behalf of the Company and each Subsidiary thereof insure its material properties and business activities against such losses and risks as are adequate to protect its properties in accordance with customary industry practice when entered into or renewed. To the best knowledge of the Company, as of the date hereof, all such policies, binders and self-insurance programs are in full force and effect. As of the date hereof, neither the Company nor, to the best knowledge of the Company, any of its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance and, to the best knowledge of the Company, no such improvements or expenditures are required. As of the date hereof, neither the Company nor, to the best knowledge of the Company, any of its Subsidiaries has received notice of cancellation of any material insurance policy or binder.

            SECTION 3.17. TITLE TO PROPERTY. The Company and each Subsidiary thereof has good and marketable title in fee simple to all material real property owned or purported to be owned by it and necessary for the operation of its business and good title to all other material property of whatever nature owned or purported to be owned by it, including but not limited to all property reflected in the most recent audited balance sheet referred to in Section 3.06 hereof or submitted pursuant to Section 5.01(a) hereof, as the case may be (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet or the Existing Credit Agreements for periods prior to the date hereof and thereafter as otherwise expressly permitted by the Loan Documents) in each case free and clear of all Liens, other than Permitted Liens or Liens permitted pursuant to Section 6.02 hereof.

            SECTION 3.18. INTELLECTUAL PROPERTY. The Company and each Subsidiary thereof owns, or is licensed or otherwise has the right to use, all the patents, trademarks, service marks, names (trade, service, fictitious or otherwise), copyrights, technology (including but not limited to computer programs and software), processes, data bases and other rights, free from burdensome restrictions, necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others, except for such instances of non-compliance that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            SECTION 3.19. TAXES. The Company and each Subsidiary thereof have filed all Federal and other material tax returns required to be filed by it and has not failed to pay any material taxes, or interest and penalties relating thereto, on or before the due dates thereof except for taxes not yet due and except for those the amount or validity of which is currently being contested in good faith by appropriate proceedings. Except to the extent that reserves therefor are reflected in the financial statements, to the best knowledge of the Company (a) there are no material Federal, state or local tax liabilities of the Company or any of its Subsidiaries due or to become due for any tax year ended on or prior to the date hereof relating to the Company or any of its Subsidiaries, whether incurred in respect of or measured by the income of the Company or any of its Subsidiaries, which are not properly reflected in the financial statements delivered pursuant to Section 3.06, and (b) there are no material claims pending, proposed or threatened against the Company or any of its Subsidiaries for past Federal, state or local taxes, except those, if any, as to which proper reserves in accordance with GAAP are reflected in such financial statements.

            SECTION 3.20. EMPLOYEE BENEFITS. (a) No borrowing or issuance of Letters of Credit contemplated by this Agreement is a transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code or a civil penalty assessed pursuant to Section 502(i) of ERISA (assuming that monies other than monies representing plan assets are borrowed hereunder). Neither the Company, any of its Subsidiaries nor any other Person, including any fiduciary, has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) which could subject any of the Benefit Plans, the Company, or any Subsidiary (or any entity which they have an obligation to indemnify) to any tax or penalty imposed under 4975 of the Code or Section 502(i) of ERISA or any other material liability under a foreign law of similar nature which alone or together with any other item described in this Section 3.20 would have a Material Adverse Effect.

           (b) No Borrower nor any of the Company's other Significant Subsidiaries (including any member of their respective Controlled Group) (i) has incurred or expects to incur any liability under Title IV of ERISA or Section 502(g) of ERISA or any analogous provision relating to Section 515 of ERISA or
(ii) has become subject or expects to be subject to the lien described in
Section 412(n) of the Code, which alone or together with any other item described in this Section 3.20 would have a Material Adverse Effect.

           (c) The Pension Plans do not have an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. No Pension Plan has benefit liabilities as defined in Section 4001(a)(16) of ERISA which exceed the assets of such Pension Plan by such an amount that the termination of such Pension Plan alone or together with any other item described in this Section would have a Material Adverse Effect. The Company has received a favorable determination letter from the IRS with respect to all Pension Plans except for such Pension Plans with respect to which the failure to receive such a favorable determination would not alone or together with any other item described in this Section 3.20 have a Material Adverse Effect and nothing has happened since the date of such letter that has adversely affected such qualification. There is no Lien outstanding or security interest given in connection with a Pension Plan or under Title IV of ERISA which would exceed the percentage limitations of Section 6.02(a) hereof. As of the date hereof, the Company has received both IRS and PBGC approval with respect to any terminated Benefit Plans subject to Title IV of ERISA.

           (d) No Borrower nor any of the Company's other Significant Subsidiaries (including any member of their respective Controlled Group) is in default in any material respect under any Benefit Plan and all Benefit Plans are administered in accordance with their terms and are in all material respects in compliance with all applicable Laws, except where any such default or failure to comply would not alone or together with any other item described in this Section
3.20 have a Material Adverse Effect.

            SECTION 3.21. ENVIRONMENTAL MATTERS. (a) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has been operated in compliance with all applicable Requirements of Law, except for (i) matters set forth in Schedule 3.21(a) hereof and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           (b) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has obtained all Environmental Permits required by applicable Requirements of Law for the ownership and operation of their respective properties, and all such Environmental Permits are in full force and effect or the Company and each Significant Subsidiary of the Company, as the case may be, has made all appropriate filings for issuance or renewal of such Environmental Permits, except for (i) matters set forth in Schedule 3.21(b) hereof, and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           (c) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, is not aware of any acts, omissions, events or circumstances that may interfere with or prevent continued compliance with the Requirements of Law and Environmental Permits referred to in (a) and (b) above, except for (i) matters set forth in Schedule 3.21(c) hereof, and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           (d) The Company and each Significant Subsidiary of the Company will use its best efforts to comply with all Requirements of Law and obtain all Environmental Permits which may be legally imposed in the future in jurisdictions in which the Company and each Significant Subsidiary, as the case may be, may then be doing business; PROVIDED, HOWEVER, that the Company and each Significant Subsidiary shall not be deemed to be in violation of Section 3.21 of this Agreement as a result of any failure to comply with any provisions of such Requirements of Law and Environmental Permits (i) the applicability or validity of which is being contested by the Company or any of Company's Significant Subsidiaries in good faith and by appropriate proceedings, or (ii) the noncompliance with which would not result in fines, penalties, injunctive relief of other civil or criminal liabilities which, individually or in the aggregate, would have a Material Adverse Effect.

           (e) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has not received notice of any asserted or threatened claim, action, suit, proceeding, hearing, investigation or request for information relating to any Environmental Matter, except for (i) matters set forth in Schedule 3.21(e) hereof, and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           (f) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has not received notice from any governmental authority that any of them is a potentially responsible party under any Requirements of Law at any disposal site containing Hazardous Materials, nor received any notice that any lien under any Requirements of Law against any property of any Borrower or other Significant Subsidiary of the Company exists, except for (i) matters setting forth in Schedule 3.21(f) hereof, and (ii) matters, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

            SECTION 4.01. CONDITIONS TO INITIAL LOANS OR LETTER OF CREDIT. The obligation of each Lender to make Loans (or of the LC Issuer to Issue a Letter of Credit) on the Closing Date is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan (or the Issuance of such Letter of Credit), of the following conditions precedent, in addition to the conditions precedent set forth in Section 4.02 hereof:

           (a) AGREEMENT; NOTES. The Administrative Agent shall have received executed counterparts of this Agreement for each Lender, duly executed by each Credit Party, each Agent and each Lender, and executed Revolving Credit Notes, Competitive Bid Loan Notes and a Swingline Advance Note conforming to the requirements hereof, duly executed on behalf of each Borrower for each Lender requesting the same.

           (b) CORPORATE PROCEEDINGS. The Administrative Agent shall have received, with copies for each Lender, certificates by the Secretary or Assistant Secretary of each Credit Party dated as of the Closing Date as to (i) true copies of the articles of incorporation and by-laws (or other constituent documents) of such Credit Party in effect on such date, (ii) true copies of all corporate action taken by such Credit Party relative to this Agreement and the other Loan Documents and (iii) the incumbency and signature of the respective officers of such Credit Party executing this Agreement and the other Loan Documents to which such Credit Party is a party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary. The Administrative Agent shall have received, with a copy for each Lender, certificates from the appropriate Secretary of State or other applicable Governmental Authority dated not more than 30 days before the Closing Date showing the good standing of each Credit Party in its state of incorporation.

           (c) FINANCIAL STATEMENTS. The Administrative Agent shall have received, with a copy for each Lender, copies of the consolidated financial statements referred to in Section 3.06 hereof.

           (d) LEGAL OPINION OF COUNSEL TO THE CREDIT PARTIES. The Administrative Agent shall have received, with an executed counterpart for each Lender, opinions addressed to the Agents and each Lender, dated the Closing Date, of (i) Thomas R. O'Brien, Esquire, Senior Vice President and General Counsel of the Company, and (ii) White & Case LLP, special New York counsel to the Credit Parties, each in a form reasonably satisfactory to the Administrative Agent.

           (e) FEES, EXPENSES, ETC. All fees and other compensation required to be paid to each Agent or the Lenders pursuant hereto or pursuant to any other written agreement on or prior to the Closing Date shall have been paid or received.

           (f) PLEDGE. The Administrative Agent shall have received (i) executed counterparts of the Pledge Agreement, duly executed by each Guarantor (as defined in the Previous Credit Agreement) and the collateral agent thereunder and (ii) as the collateral agent thereunder, the collateral pledged thereunder.

           (g) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to each Agent.

            SECTION 4.02. CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make any Loan (including the initial Loans) and of the LC Issuer to Issue any Letter of Credit (including the initial Letter of Credit) is subject to satisfaction of the following further conditions precedent:

           (a) NOTICE. Appropriate notice of such Loan or request for the Issuance of such Letter of Credit, as the case may be, shall have been given by the Company as provided in Article II hereof.

           (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made herein by the Company and each other Borrower shall be true and correct in all material respects on and as of such date as if made on and as of such date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date), both before and after giving effect to the Loans or the Letters of Credit requested to be made or Issued, as the case may be, on such date, except that the foregoing shall not apply to the representations and warranties set forth in Section 3.08 hereof in the case of any Loans the proceeds of which are used solely to repay Loans maturing on such date.

           (c) NO DEFAULTS. No Event of Default or Potential Default shall have occurred and be continuing on such date or after giving effect to the Loans or the Letters of Credit requested to be made or Issued, as the case may be, on such date.

           (d) NO VIOLATIONS OF LAW, ETC. Neither the making nor use of the Loans shall cause any Lender to violate or conflict with any Law. Neither the issuance nor use of the Letters of Credit shall cause the LC Issuer to violate or conflict with any Law.

Each request by the Company (acting on behalf of any Borrower) for any Loan or Letter of Credit (including the initial Loans and Letter of Credit) shall constitute a representation and warranty by each Borrower that the conditions set forth in this Section 4.02 have been satisfied as of the date of such request. Failure of the Administrative Agent to receive notice from the Company to the contrary before such Loan is made or such Letter of Credit is issued shall constitute a further representation and warranty by the Company that the conditions referred to in this Section 4.02 have been satisfied as of the date such Loan is made or such Letter of Credit is Issued.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

           The Company hereby covenants to each Agent and each Lender as follows:

           SECTION 5.01. BASIC REPORTING REQUIREMENTS. (a) ANNUAL AUDIT REPORTS. The Company shall deliver to the Administrative Agent, with a copy for each Lender, as soon as available, but in any event within 90 days after the last day of each of its fiscal years, a consolidated balance sheet of the Company as at such last day of the fiscal year, and the related consolidated statement of income and retained earnings and changes in financial position, for such fiscal year, each prepared in accordance with GAAP (except as required by any change in accounting principles or concurred in by the Company's independent certified public accountants), in reasonable detail, and, as to the financial statements, certified without qualification (other than relating to a change in accounting principles with which such accountants concur and other than any other qualification which the Administrative Agent and the Required Lenders deem, in their reasonable judgment, to be immaterial) by PriceWaterhouseCoopers LLP or another firm of independent certified public accountants reasonably satisfactory to the Administrative Agent as fairly presenting in all material respects the financial position and the results of operations of the Company as at and for the year ending on such date and as having been prepared in accordance with GAAP.

           (b) QUARTERLY CONSOLIDATED REPORTS. The Company shall deliver to the Administrative Agent, with a copy for each Lender, as soon as available, but in any event within 45 days after the end of each of the Company's first three fiscal quarterly periods, a consolidated balance sheet of the Company as of the last day of such quarter and consolidated statement of income and retained earnings and changes in financial position, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of a Responsible Officer of the Company, as fairly presenting in all material respects the financial position and the results of operations of the Company as at such date and for such quarter and as having been prepared in accordance with GAAP (subject to customary year-end audit adjustments and the absence of footnotes).

           (c) QUARTERLY COMPLIANCE CERTIFICATES. The Company shall deliver to the Administrative Agent, with a copy for each Lender, a Quarterly Compliance Certificate in substantially the form set forth as Exhibit F hereto, duly completed and signed by a Responsible Officer of the Company concurrently with the delivery of the financial statements referred to in subsections (a) and (b) of this Section 5.01. Each such Quarterly Compliance Certificate shall in addition include a listing, as of the end of the most recently completed fiscal quarter, showing the respective amounts of Indebtedness for borrowed money of each Subsidiary (other than any Special Purpose Subsidiary) of the Company which is organized under the laws of a jurisdiction outside the United States. To the extent such information is not included in the financial statements delivered pursuant to Section 5.01(a) hereof, each Quarterly Compliance Certificate with respect to the last quarter of a fiscal year shall in addition include a listing, as of the end of such quarter, of the respective amounts of

Indebtedness for borrowed money of each Special Purpose Subsidiary of the Company which is organized under the laws of a jurisdiction outside the United States.

           (d) CERTAIN OTHER REPORTS AND INFORMATION. Promptly upon their becoming available to the Company, the Company shall deliver to the Administrative Agent, with a copy for each Lender, a copy of (i) all regular or special reports, registration statements and amendments to the foregoing which the Company or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, and (ii) all reports, proxy statements, financial statements and other information distributed by the Company to its stockholders (for distribution to Parent's stockholders) or bondholders.

           (e) FURTHER INFORMATION. The Company will promptly furnish to the Administrative Agent, with a copy for each Lender that has requested the same, such other information and in such form as any Agent or any Lender may reasonably request from time to time.

           (f) NOTICE OF CERTAIN EVENTS. Promptly upon becoming aware of any of the following, the Company shall give the Administrative Agent notice thereof, together with a written statement of a Responsible Officer of the Company setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Company:

                       (i) Any Event of Default or Potential Default; PROVIDED, HOWEVER, that the Company shall not be required to deliver notice of any violation of any covenant contained in Article V hereof (other than Section 5.01 hereof) during the 30 days immediately following the first occurrence of such violation if the Company reasonably believes that such violation will be cured within such 30-day period; and PROVIDED, further, that the Company shall not be required to deliver notice of any violation of any covenant contained in Section
           5.01 hereof (other than subparagraph (f)(i) thereof) during the first 10 days after the first occurrence of such violation if the Company reasonably believes that such violation will be cured within such 10-day period.

                      (ii) Any change in the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect.

                     (iii) Any pending or threatened action, suit, proceeding or investigation by or before any Governmental Authority against the Company or any Subsidiary, except for matters that, if adversely decided, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                      (iv) Any violation, breach or default by the Company or any Subsidiary of the Company of or under any agreement or instrument material to the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole which could in the reasonable judgment of the Company have a Material Adverse Effect.

                       (v) Any material correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Benefit Plan or Pension Plan, relating to an actual or threatened change or development which would materially and adversely affect the financial condition of the Company and its Subsidiaries taken as a whole; and copies of any notices from the PBGC to the Company with respect to the intent of the PBGC to institute involuntary proceedings.

                      (vi) Any Environmental Claim pending or threatened against the Company or any Significant Subsidiary of the Company, or any past or present acts, omissions, events or circumstances (including but not limited to any dumping, leaching, deposition, removal, abandonment, escape, emission, discharge or release of any Hazardous Material at, on or under any facility or property now or previously owned, operated or leased by the Company or any Significant Subsidiary of the Company) that could form the basis of such Environmental Claim, which Environmental Claim, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

           (g) VISITATION; VERIFICATION. The Company shall, and shall cause each of its Subsidiaries to, permit the Lenders to make or cause to be made, at their own expense (and with respect to the Administrative Agent on behalf of the Lenders, after the occurrence of and during the continuance of an Event of Default, at the Company's expense), inspections and audits of any of its books, records and papers and to make extracts therefrom and copies thereof, or to make inspections and examinations of any of its properties and facilities (including, without limitation, any Project sites), on reasonable notice, at all such reasonable times and as often as any Lender may reasonably require, in order to assure that the Company and its Subsidiaries are and will be in compliance with their respective obligations under the Loan Documents or to evaluate the Lenders' investment in the then outstanding Notes. The Company shall have the right to have an authorized representative present during the inspection and examination of any of the Company's or any of its Subsidiaries' properties and facilities; PROVIDED, HOWEVER, that the exercise of such right shall not delay or hinder the Lenders' right to such inspection and examination.

           The Administrative Agent shall promptly deliver to each Lender copies of all notices received pursuant to this Section 5.01.

            SECTION 5.02. INSURANCE. The Company shall, and shall cause each of its Subsidiaries to, maintain, at its expense, and keep in effect with responsible insurance companies, such liability insurance for bodily injury and third party property damage as is customary in the case of corporations engaged in the same or similar business or having similar properties, similarly situated, PROVIDED, HOWEVER, that the Company may maintain a system of self-insurance in accordance with sound business practice as is customary for corporations having a similar net worth as the Company. The Company shall, and shall cause each of its Subsidiaries to, keep and maintain, at its expense, its material real and personal property insured against loss or damage by fire, theft, explosion, spoilage, and all other risks ordinarily insured against by other owners or users of such properties in similar businesses in an amount equal to the full replacement or cash value thereof, subject to deductible amounts which the Company, in its reasonable judgment, deems prudent. The Company shall, and shall cause each of its Subsidiaries to, carry all insurance required by Law to cover its obligations to the PBGC.

           SECTION 5.03. PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS. The Company shall, and shall cause each Subsidiary to, pay or discharge

                       (a) on or prior to the date on which penalties are imposed by a taxing authority with respect thereto, all material taxes, assessments and other governmental charges imposed upon it or any of its properties;

                       (b) on or prior to the date when due, all material lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                       (c) on or prior to the date when due, all other material lawful claims which, if unpaid, might result in the creation of a Lien upon any such property or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Company or such Subsidiary in a case under Title 11 (Bankruptcy) of the United States Code, as amended;

PROVIDED, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced the Company or such Subsidiary need not pay or discharge any such tax, assessment, charge or claim so long as (x) the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and (y) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

            SECTION 5.04. PRESERVATION OF CORPORATE STATUS. The Company shall, and shall cause each other Borrower and each of the Company's other Significant Subsidiaries to, do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence and all permits, rights and privileges necessary for the proper conduct of its business; PROVIDED, HOWEVER, that nothing in this Section 5.04 shall prevent the withdrawal by the Company, any other Borrower or any of the Company's other Significant Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect; and PROVIDED FURTHER, that nothing in this Section 5.04 shall prevent the Company, any other Borrower or any of the Company's other Significant Subsidiaries from failing to maintain or terminating any right, privilege or permit, if such failure or termination, is not in violation of or will not cause an Event of Default under, any provision of this Agreement and does not have a Material Adverse Effect.

            SECTION 5.05. GOVERNMENTAL APPROVALS AND FILINGS. The Company shall, and shall cause each Subsidiary to, keep and maintain in full force and effect all Governmental Actions necessary in connection with execution and delivery of any Loan Document, consummation of the transactions hereon or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

            SECTION 5.06. MAINTENANCE OF PROPERTIES. The Company shall, and shall cause each Subsidiary to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that they are able to serve the functions for which they are currently being used, except to the extent that the failure to do so would not have a Material Adverse Effect.

           SECTION 5.07. AVOIDANCE OF OTHER CONFLICTS. The Company shall not, and shall not permit any of its Subsidiaries to, violate or conflict with, be in violation of or conflict with, or be or remain subject to any liability (contingent or otherwise) on account of any violation or conflict with:

                       (a)     any Law,

                       (b) its articles of incorporation or by-laws (or other constituent documents), or

                       (c) any agreement or instrument to which it is party or by which any of them or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound), except for matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            SECTION 5.08. FINANCIAL ACCOUNTING PRACTICES. The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in accordance with normal business practice in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities.

            SECTION 5.09. USE OF PROCEEDS. The Borrowers shall apply the proceeds of Loans and Letters of Credit hereunder for the general corporate purposes of the Company and its Subsidiaries. No Borrower shall use the proceeds of any Loans and Letters of Credit hereunder directly or indirectly for any unlawful purpose or in any manner inconsistent with any other provision of any Loan Document.

            SECTION 5.10. CONTINUATION OF OR CHANGE IN BUSINESS. The Company, each of the other Borrowers and each of the Company's other Significant Subsidiaries shall continue to engage in substantially the same lines of business conducted and operated during the present and preceding fiscal year and reasonably related extensions thereof, and the Company shall not, and shall not permit any of the other Borrowers or any other Significant Subsidiary to, substantially engage in any other unrelated businesses.

           SECTION 5.11. CONSOLIDATED TAX RETURN. The Company shall not, and shall not suffer any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than Parent, Foreign Holdings, the Company and its Subsidiaries.

           SECTION 5.12. FISCAL YEAR. The Company shall not, and shall not suffer any of its Subsidiaries to, change its fiscal year or fiscal quarter except in accordance with GAAP.

            SECTION 5.13. ERISA. The Company shall, and shall cause each of its Subsidiaries to, as soon as possible and, in any event, within 10 days after the Company knows or has reason to know that a Reportable Event has occurred with respect to a Pension Plan, that a transaction prohibited under ERISA, the Code or a foreign law of similar nature has occurred resulting in a material liability to a Benefit Plan, the Company or any of its Subsidiaries (or any entity which they have an obligation to indemnify), that an accumulated funding deficiency has been incurred or an application is to be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard with respect to an accumulation funding deficiency of $1,000,000 or more, that a failure to make timely contributions to a Pension Plan may give or has given rise to a lien in a material amount, that an amendment to a Pension Plan may require or requires the granting of a security interest in a material amount, that proceedings are likely to be or have been instituted to terminate a Pension Plan, or that the Company, any other Borrower, any of the Company's other Significant Subsidiaries or a member of their respective Controlled Group will or may incur any material liability under Section 502(g) or any analogous provision relating to Section 515 or Title IV of ERISA, the Company will deliver to the Administrative Agent a certificate of a Responsible Officer setting forth details as to such occurrence and action, if any, which the Company, such Subsidiary or the respective member of their Controlled Group is required or proposes to take, together with any notices required or proposed to be filed with or by the Company, such Subsidiary or the member of their respective Controlled Group, the PBGC or the plan administrator with respect thereto. For purposes of this Section, an item is material if alone or taken with any other item in this Section, it results in a liability of $1,000,000 or more. Copies of any notices required to be delivered to the Administrative Agent hereunder shall be delivered not later than 10 days after the later of the date such notice has been filed with the IRS or the PBGC or received by the Company, any of its Subsidiaries or members of their respective Controlled Group. Upon the request of the Administrative Agent or any of the Lenders made from time to time, the Company will deliver a copy of the most recent actuarial report and annual report completed with respect to any Benefit Plan and any other financial information the Company has with respect to the Benefit Plan.

           SECTION 5.14. RATINGS. In the event that the Company has no rated senior unsecured long-term debt outstanding, the Company will request Moody's to assign the Company a "hypothetical senior long-term debt rating" and will request S&P to assign the Company an "issuer credit rating," such request to be made (i) not later than thirty days after delivery to the Administrative Agent of the financial statements called for by Section 5.01(a) hereof and, in addition, (ii) not later than thirty days after instructions by the Required Lenders to make such request, which instructions may be given no more frequently than once during any six-month period.

            SECTION 5.15. GUARANTY. Obligations hereunder shall at all times be guaranteed by Parent, Foreign Holdings, and Holdcos by the execution and delivery of this Agreement by such parties. If at the end of any fiscal quarter of the Company, (i) the unconsolidated assets of the Company plus the assets of the Borrowing Subsidiaries and the Guarantors (other than Parent and Foreign Holdings) constitute less than 90% of the consolidated domestic total assets of the Company and its consolidated Subsidiaries or (ii) the unconsolidated net income for such fiscal quarter of the Company plus the net income for such fiscal quarter of the Borrowing Subsidiaries and the Guarantors (other than Parent and Foreign Holdings) constitute less than 90% of the consolidated domestic net income of the Company and its consolidated Subsidiaries for such quarter, then the Company shall designate as Guarantors hereunder (x) one or more Material Domestic Subsidiaries and (y) to the extent the designation provided in clause (x) does not make up the short-fall in clause (i) or (ii) above, one or more other domestic Subsidiaries, as Guarantors hereunder, so that assets and net income of such one or more Material Domestic Subsidiaries and such one or more other domestic Subsidiaries, together with each such items of the Company and the then existing Borrowing Subsidiaries and Guarantors, constitute 90% of the consolidated domestic total assets and net income, respectively of the Company and its consolidated Subsidiaries. The Company shall deliver to the Administrative Agent, together with the Quarterly Compliance Certificate required under Section 5.01(c), a schedule setting forth the assets and net income of each Borrowing Subsidiary, each Guarantor and the consolidated domestic assets and the consolidated domestic net income of the Company and its consolidated Subsidiaries. If a Material Domestic Subsidiary or any other domestic Subsidiary is required to become a Guarantor, unless the Required Lenders otherwise agree, the Company shall, promptly (i) cause such Subsidiary to execute a Subsidiary Guaranty Agreement, (ii) cause such Subsidiary to deliver documentation similar to that described in Sections 4.01(b) and (d) relating to the authorization for, execution and delivery of, and validity of such Subsidiary's obligations as a Guarantor under the Guaranty in form and substance satisfactory to the Administrative Agent. Without limiting the restrictions set forth in Section 6.07, a merger of a Guarantor into a Borrower or into another Guarantor shall not constitute a violation of this Section 5.9 so long as the Guaranty of the surviving entity, in the case of a merger into another Guarantor, remains in effect. Except as otherwise required or permitted by the Indenture, the Borrowing Subsidiaries' and the Guarantors' (other than Parent and Foreign Holdings) obligations hereunder shall at all times be secured by the pledge of the "Collateral" (as defined in the Pledge Agreement) pursuant to the Pledge Agreement.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

           The Company hereby covenants to each Agent and each Lender as follows:

            SECTION 6.01. FINANCIAL COVENANTS. (a) CONSOLIDATED FIXED CHARGES COVERAGE RATIO. The Consolidated Fixed Charges Coverage Ratio shall be greater than (i) 2.25 to 1 for each period of four consecutive fiscal quarters of the Company ending after the Closing Date and prior to January 1, 2001; (ii) 2.0 to 1 for each period of four consecutive fiscal quarters of the Company ending after January 1, 2001 and prior to January 1, 2002, and (iii) 2.1 to 1 for each period of four consecutive fiscal quarters of the Company thereafter; PROVIDED, HOWEVER, for the period of four consecutive fiscal quarters of the Company ending September 24, 1999, the Consolidated Fixed Charges Coverage Ratio shall be greater than 1.75 to 1.0 rather than 2.25 to 1 for such period. For the purpose of this Section 6.01(a) only, all calculations of (i) Consolidated Adjusted Interest Expense shall exclude all interest expense associated with the obligations of Foster Wheeler Corporation (or any successor thereto) in respect of the $95,000,000 Series 1999C Bonds and $18,000,000 Series 1999D Bonds under the Exit Funding Agreement for the periods occurring after the date of the Exit

Funding Agreement and through and including the end of Foster Wheeler Corporation's (or any successor thereto) second fiscal quarter in its fiscal year 2001 to the extent that such interest would otherwise have been included as Consolidated Adjusted Interest Expense and (ii) Consolidated Adjusted EBITDAR shall exclude from the calculation thereof a non-cash, pre-tax charge not to exceed $75,000,000, in the aggregate, related to the sale (including an asset or stock sale) of Foster Wheeler Power Systems, a Subsidiary of the Company.

           (b) CONSOLIDATED LEVERAGE RATIO. The Consolidated Leverage Ratio shall not exceed (i) at the end of the fiscal quarters of the Company ending after the Closing Date and prior to January 1, 2001, 0.50 to 1.00, (ii) at the end of the first fiscal quarter of the Company in 2001, 0.45 to 1.00, (iii) at the end of the second and third fiscal quarters of the Company in 2001, 0.43 to 1.00, and (iv) at the end of each fiscal quarter of the Company thereafter, 0.40 to 1.0; PROVIDED, HOWEVER, that in the calculation of Indebtedness solely for purposes of this Section 6.01(b), (i) Consolidated Indebtedness shall not include (to the extent otherwise included therein) indebtedness for money borrowed incurred solely for the purpose of hedging foreign currency exchange risk for which the sole source of repayment is a cash collateral deposit, (ii) Consolidated Indebtedness shall not include Indebtedness of any Special Purpose Subsidiary, (iii) with respect to Guarantees of obligations of any Special Purpose Subsidiary other than Guarantees solely for completion or operation of the related Project, an amount shall be included in Consolidated Indebtedness of the Company equal to the lesser of the Indebtedness of such Special Purpose Subsidiary so Guaranteed and the amount of such Guarantee, (iv) with respect to Guarantees of completion or operation obligations of any Special Purpose Subsidiary, an amount shall be included in Consolidated Indebtedness of the Company equal to 25% of the lesser of the outstanding amount of the Indebtedness of such Special Purpose Subsidiary so Guaranteed and the maximum amount payable by the Company pursuant to such Guarantee (after giving effect to (and without duplication of) any Guarantee of obligations of such Special Purpose Subsidiaries included in clause (iii) above) until completion of the Project and operation thereof in accord with the operating standards required under the terms of the financing agreement of the Indebtedness of such Special Purpose Subsidiary, after which time no amount shall be included in such calculation, except that if at any time such Special Purpose Subsidiary is in default of its obligations (until such default is remedied or cured) under the financing agreement of such Indebtedness and the Company is obligated to make payments pursuant to such Guarantee, the amount to be included shall be 25% of the outstanding amount of the Indebtedness of such Special Purpose Subsidiary, and
(v) Consolidated Indebtedness shall be calculated as if the Trust Preferred was not outstanding; and PROVIDED, FURTHER, that in the calculation of Consolidated Indebtedness of the Company solely for the purposes of this Section 6.01(b), an amount shall be included on account of Letters of Credit equal to monetary damages, if any, which are due but unpaid according to the terms of any Project documents to which the beneficiary of such Letter of Credit is entitled. For the purpose of this Section 6.01(b) only and in addition to the foregoing, all calculations of the Consolidated Leverage Ratio shall exclude (i) from the definition of Consolidated Indebtedness the obligations of Foster Wheeler Corporation (or any successor thereto) in respect of the $95,000,000 Series 1999C Bonds and $18,000,000 Series 1999D Bonds under the Exit Funding Agreement and (ii) other comprehensive income, as defined by FASB Statement of Financial Accounting Standard No. 130.

           (c) For the purpose of Sections 6.01(a) and (b) only, all calculations of the Consolidated Fixed Charges Coverage Ratio and the Consolidated Leverage Ratio shall exclude up to $37,652,000 pre-tax charges to earnings that were taken by Foster Wheeler Corporation, or any successor thereto, in its third fiscal quarter of 1999 for cost realignment and up to $227,200,000 pre-tax charges to earnings taken by Foster Wheeler Corporation, or any successor thereto, in its third fiscal quarter and to be taken in its fourth fiscal quarter of 1999 associated with the Robbins Facility.

           SECTION 6.02. LIENS. The Company shall not and shall not permit any of its Subsidiaries to create, or assume or permit to exist, any Lien on any of the properties or assets of the Company or any of its Subsidiaries (other than any Special Purpose Subsidiary), whether now owned or hereafter acquired except:

                       (a) ERISA Liens and Liens not otherwise permitted under this Section 6.02 securing Indebtedness and other obligations of the Company or any of its Subsidiaries which Indebtedness and other obligations and, in the case of ERISA Liens, the amount of the ERISA Liens, in the aggregate at any time outstanding, does not exceed 15% of the Consolidated Net Worth of the Company;

                       (b) Liens by the Company or a Subsidiary thereof on property or assets securing all or part of the purchase price or construction cost thereof (hereinafter referred to individually as a "PURCHASE MONEY SECURITY INTEREST"); PROVIDED, HOWEVER, that:

                                 (i) Such Purchase Money Security Interest is
                     created before or within 180 days after the purchase of, or the completion of construction of, such property or assets by the Company or such Subsidiary;

                                 (ii) The transaction in which any Purchase
                     Money Security Interest is proposed to be created is not then prohibited by this Agreement;

                                 (iii) Any Purchase Money Security Interest
                     shall attach only to the property or asset so acquired or constructed in such transaction (and the proceeds thereof) or any addition thereto or replacement thereof and shall not extend to or cover any other assets or properties of the Company or any of its Subsidiaries; and

                                 (iv) The Indebtedness secured or covered by any
                     Purchase Money Security Interest together with any other Indebtedness secured by the property or asset acquired shall not exceed 100% of the lesser of the cost or fair market value of the property or asset acquired or constructed and shall not be renewed, extended or prepaid from the proceeds of any borrowing by the Company or any of its Subsidiaries;

                       (c) Liens on the property or assets of the Company and its Subsidiaries in existence immediately prior to the Closing Date as listed on Schedule 6.02 hereto, PROVIDED that no such Lien is spread to cover any additional property after the Closing Date and the amount of Indebtedness secured thereby is not increased, PROVIDED that the maturity of such Indebtedness may be extended or renewed;

                       (d) Liens on all or any part of the property or the assets of any Subsidiary in favor of the Company or any other Subsidiary (other than a Special Purpose Subsidiary) as security for the Indebtedness owing to the Company or such other Subsidiary;

                       (e) Liens (whether or not assumed) existing on property or assets at the time of purchase thereof by the Company or any Subsidiary, PROVIDED that: (i) such Lien is not created in contemplation of the purchase of such property by the Company or such Subsidiary, (ii) such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof and (iii) the aggregate amount secured by all Liens permitted by this Section 6.02(e) shall not at any time exceed $10,000,000; and

                       (f)     Permitted Liens.

            SECTION 6.03. INDEBTEDNESS. The Company shall not, and shall not permit any Subsidiary to, at any time create, incur, assume or suffer to exist or have outstanding any Indebtedness if, immediately after giving effect to such Indebtedness and the receipt and application of any proceeds thereof, there would exist an Event of Default or Potential Default hereunder, or any Indebtedness of any domestic Subsidiary (other than a Special Purpose Subsidiary) other than (i) Indebtedness set forth on Schedule 3.07 hereof and refinancings and renewals thereof (provided that the amount of such Indebtedness so refinanced or renewed shall not exceed the lesser of (x) the amount of such Indebtedness as of the date hereof or (y) the amount of such Indebtedness at the time of refinancing or renewal), (ii) intercompany Indebtedness between or among the Company and its Subsidiaries, (iii) Indebtedness of domestic Subsidiaries (other than Special Purpose Subsidiaries) not otherwise permitted under clauses
(i) or (ii) above which in the aggregate at any time does not exceed $20,000,000 and (iv) this Agreement, the Notes, any Letter of Credit or the Guaranty hereunder, and the Guarantee of the Company's obligations in connection with securities issued under the Indenture and the Guarantee of the Parent's obligation in connection with the Convertible Subordinated Notes (provided such Guarantee is subordinate to the Company's Obligations hereunder in a manner satisfactory to the Administrative Agent) and (v) intercompany Indebtedness between Parent and the Company incurred to advance the proceeds of the Convertible Subordinated Notes (provided such intercompany Indebtedness is subordinated to the Company's Obligations hereunder in a manner acceptable to the Administrative Agent) and the payments on such intercompany Indebtedness shall be limited to the amount necessary to enable Parent to pay scheduled debt service payments (principal, interest and premiums) due on the Convertible Subordinated Notes plus amounts necessary to pay dividends on any stock of Parent issued pursuant to the conversion feature of the Convertible Subordinated Notes. Notwithstanding the foregoing, Foster Wheeler Corporation may create, incur, assume or suffer to exist obligations with regard to $95,000,000 1999C Bonds and $18,000,000 1999D Bonds under the Exit Funding Agreement.

            SECTION 6.04. LOANS, ADVANCES AND CERTAIN INVESTMENTS. The Company shall not, and shall not permit any Subsidiary to, at any time make or suffer to exist or remain outstanding any Investment in any Special Purpose Subsidiary other than Investments by the Company and its Subsidiaries in Special Purpose Subsidiaries which do not exceed, in the aggregate at any time, 50% of the Company's Consolidated Net Worth. For the purposes of this Section 6.04, the Company's Consolidated Net Worth shall not include any amount on account of Foster Wheeler Corporation's Trust Preferred.

            SECTION 6.05. CHANGES IN BUSINESS. The Company shall not, and shall not permit any other Borrower or any other Significant Subsidiary to, (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) (other than into the Company or any other Borrower or any other Significant Subsidiary), or (b) convey, sell, assign, transfer or otherwise dispose of any capital stock of or other ownership interest in any Significant Subsidiaries (other than Special Purpose Subsidiaries) held by it (other than to the Company or any other Borrower or any other Significant Subsidiary), PROVIDED that (i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Company may in any fiscal year convey, sell, assign, transfer or otherwise dispose of capital stock or other ownership interest in one or more Significant Subsidiaries which did not account for an aggregate of 10% of the consolidated assets of the Company at the end of the prior fiscal year and (ii) notwithstanding anything to the contrary in this Section 6.05, the Company may dispose of its ownership interest in the Robbins Subsidiaries.

            SECTION 6.06. AMENDMENT OF CERTAIN DOCUMENTS. The Company shall not, and shall not permit any other Borrower or any other Significant Subsidiary to, modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate its certificate of incorporation or by-laws or any other constituent documents, in any manner which would materially and adversely affect the interests of any of the Lenders hereunder.

            SECTION 6.07. MERGERS; ACQUISITIONS. The Company shall not, and shall not permit any other Borrower or any other of its Significant Subsidiaries to, merge or consolidate with any Person; PROVIDED, HOWEVER, that the Company or any other Borrower or any other Significant Subsidiary thereof may merge with another Person if (i) in the case of a merger involving the Company, the Company is the surviving corporation, (ii) in the case of a merger involving another Borrower, such Borrower is the surviving corporation, (iii) in the case of a merger involving a Significant Subsidiary, or other Subsidiary of the Company, the surviving corporation shall be a Subsidiary of the Company, and (iv) after giving effect to such merger no Potential Default or Event of Default would then exist; and PROVIDED FURTHER that notwithstanding anything to the contrary in this Section 6.07, the Company may dispose of its ownership interest in the Robbins Subsidiaries and the Company may sell any of its other Subsidiaries to a third party by way of a merger transaction so long as such sale is otherwise permitted under this Agreement.

            SECTION 6.08. ERISA OBLIGATIONS. The Company shall not, and shall not permit any of its Subsidiaries to, engage in a transaction in connection with which the Benefit Plans, the Company, any of its Subsidiaries or any entity which they have an obligation to indemnify could be subject to liability for either a civil penalty assessed pursuant to Section 502(i) or 502(1) of ERISA or a tax imposed by Section 4975 of the Code or any other material liability Plan or Benefit Plan, take any other action with respect to any such Pension Plan or Benefit Plan if such termination or other action could result in liability, or take any action or fail to take any action which could result in withdrawal liabilities under Title IV of ERISA or liability under Section 502(g) of ERISA or any analogous provision relating to Section 515 of ERISA; fail to make any payments on a timely basis which are required under applicable Law (including
Section 412 of the Code) to be paid as contributions to Pension Plans; incur an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Pension Plan; amend any Pension Plan in a manner which would require the granting of a security interest to maintain the continued qualification of such Pension Plan under
Section 401(a)(29) of the Code, if, in any case described herein, or together with any other event described herein, such action, failure to act, event or transaction would (i) result in an ERISA Lien exceeding the percentage limitations of Section 6.02(a) or (ii) have a Material Adverse Effect.

            SECTION 6.09. PRINCIPAL FOREIGN AFFILIATES. The Company shall not permit any of its Principal Foreign Affiliates to create, assume or permit to exist any Indebtedness the terms of which, prior to a payment default thereunder, would restrict dividends to be paid with respect to the consolidated net income of such Affiliate for any fiscal year by more than 40% of the consolidated net income of such Affiliate for such fiscal year. For purposes of this Section, "Principal Foreign Affiliates" shall mean Foster Wheeler Limited (Reading), Foster Wheeler France, S.A., Foster Wheeler Italiana, S.p.A., Foster Wheeler Iberia, S.A., Foster Wheeler Energia, S.A. and their respective successors and any other foreign Affiliate of the Company which in the most recent fiscal year of the Company accounted for more than 10% of the consolidated assets of the Company and its Subsidiaries or which accounted for more than 5% of the consolidated income of the Company and its Subsidiaries for the most recent fiscal year of the Company; PROVIDED, HOWEVER, that with respect to such foreign Affiliate created or acquired after the date hereof, if thereafter such entity, in a fiscal year, accounts for more than 10% of the consolidated assets of the Company and its Subsidiaries or accounts for more than 5% of the consolidated income of the Company and its Subsidiaries in such fiscal year, it shall be deemed to be a Principal Foreign Affiliate for such fiscal year.

            SECTION 6.10. CERTAIN AGREEMENTS. The Company will not become or be a party to any agreement or instrument relating to Indebtedness for borrowed money (other than (i) the Exit Funding Agreement, (ii) the Convertible Subordinated Notes and (iii) agreements and instruments relating to Indebtedness for borrowed money in an aggregate principal amount not exceeding $15,000,000 (individually or in the aggregate with respect to such agreements and instruments) at any time outstanding and other than (with respect to debt securities offered and sold in a public offering in a principal amount not exceeding $500,000,000 ($175,000,000 of which is outstanding under the Company's (as successor to Foster Wheeler Corporation) Trust Preferred)) the Indenture between the Company (as successor to Foster Wheeler Corporation) and Harris Trust and Savings Bank, as Trustee, as amended and supplemented from time to time (the "INDENTURE"), filed as an exhibit to the Company's (as successor to Foster Wheeler Corporation) Registration Statement on Form S-3 (registration no. 33-61809)) which contains any covenant or event of default which could result in such Indebtedness becoming or being declared to be due and payable prior to its stated maturity (including by a requirement for purchase or prepayment) upon the occurrence of an event or condition which is not an event or condition the occurrence of which could cause the Loans to become or be declared to be (other than pursuant to Section 7.01(f) hereto) due and payable prior to their stated maturity, unless the Company shall make an "Amendment Offer" (as hereinafter defined); PROVIDED that this covenant shall not be violated by (i) an agreement to pay the principal of and interest on such Indebtedness in accordance with its terms or to provide to the holders of such Indebtedness or an agent or trustee for such holders any information which the Company is obligated to provide to the Lender or an Agent hereunder or (ii) any agreement or instrument relating to Indebtedness on account of Capitalized Lease or secured by Purchase Money Security Interest, any covenant or event of default of which principally relates to the use, condition or disposition of the property financed or acquired or constructed with such Indebtedness. As used herein, an "Amendment Offer" is an effective offer by the Company to the Administrative Agent to amend this Agreement, which offer shall be made no later than ten days after the Company becoming party to an agreement or instrument referred to in the first sentence of this Section 6.10, to amend this Agreement (without deleting or overriding any term or provision of this Section 6.10) in a way that the first sentence of this Section would not otherwise be applicable to such agreement or instrument. The Administrative Agent, if so instructed by the Required Lenders, shall accept or decline such Amendment Offer within thirty days thereof, and a failure to so respond shall be deemed a declination of such Amendment Offer.

            SECTION 6.11. RESTRICTED PAYMENTS. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any Stock Payment; except that (i) any wholly-owned Subsidiary may declare and make dividend payments or other distributions to the Company or to another wholly-owned Subsidiary; (ii) any non-wholly-owned Subsidiary may declare and make dividend payments or other distribution to its shareholders or other equity holders generally so long as the Company or its respective Subsidiary which owns the equity interest in the Subsidiary paying such dividends or other distributions receives at least its proportionate share thereof (based upon its relative holdings of the equity interest in the Subsidiary paying such dividends or other distributions and taking into account the relative preferences, if any, of the various classes of equity interest of such Subsidiary); (iii) the Company and any Subsidiary may declare and make dividend payments or other distributions, in each case, payable solely in its stock and (iv) the Company may declare or make cash Stock Payments to (x) Parent (which initially may be to Foreign Holdings) in an aggregate amount of up to $11,000,000 per fiscal year to enable Parent to pay dividends although no such cash dividends may be made pursuant to this clause (x) if an Event of Default then exists or would result therefrom and (y) Parent and/or Foreign Holdings in the form of dividends and/or advances to enable Parent and/or Foreign Holdings to pay their respective taxes, their respective operating expenses incurred in the ordinary course of business (including, without limitation, directors' fees and expenses, employee compensation, governmental fees (including all Securities and Exchange Commission filing fees), legal accounting and other professional fees and expenses, indemnities and lease obligations) and similar corporate overhead costs and expenses.

            SECTION 6.12. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Company or any of its Subsidiaries, other than on terms and conditions substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate. Notwithstanding the foregoing, the provisions of this Section 6.12 shall not prohibit (i) Stock Payments permitted under Section 6.11 hereof, (ii) loans and other advances that may from time to time be made to Parent and/or Foreign Holdings as otherwise permitted hereunder and to directors, officers and/or employees of the Company or any of its Subsidiaries in the ordinary course of business, (iii) customary fees paid to directors of the Company and its Subsidiaries, (iv) the entering into, and making payments under, employment agreements, employee benefit plans, indemnification provisions and other similar compensatory arrangements with directors, officers and/or employees of the Company and its Subsidiaries in the ordinary course of business, (v) Parent, Foreign Holdings, the Company and/or one or more Subsidiaries of the Company may enter into arrangements relating to the operation of the on-going administrative functions of Parent and its consolidated group (including, but not limited to, tax, benefit plans, human resource functions, stock plans, payroll functions, and preservation of intellectual property rights and related intellectual property matters) and (vi) transactions between or among the Company and its Subsidiaries to the extent that such transactions are not otherwise prohibited by the terms of this Agreement.

            SECTION 6.13. CAPITAL EXPENDITURES. The Company shall not, and shall not permit any of its Subsidiaries (other than Special Purpose Subsidiaries) to, make any Capital Expenditures, except that during any fiscal year of the Company, the Company and its Subsidiaries (other than Special Purpose Subsidiaries) may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed $75,000,000 in such fiscal year. "CAPITAL EXPENDITURES" shall mean any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which are capitalized in accordance with GAAP and Capitalized Lease Obligations).

            SECTION 6.14. LIMITATION ON MODIFICATIONS OF TERMS OF CERTAIN INDEBTEDNESS. The Company and the Parent will not, and will not permit any of their Subsidiaries to amend or modify, or permit the amendment or modification of, (i) Article X of the Indenture for the Convertible Subordinated Notes or
(ii) any subordination provision (and the related definitions therein) contained in the Indenture for the Convertible Subordinated Notes or the Exit Funding Agreement, which is in any way adverse to the interests of the Lenders without the consent of the Required Lenders.


                                   ARTICLE VII

                                    DEFAULTS

           SECTION 7.01. EVENTS OF DEFAULT. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by Law):

           (a) The Borrowers shall fail to pay when due principal of any Loan or of any Letter of Credit Obligation.

           (b) The Borrowers shall fail to pay when due interest on any Loan, any fees, indemnity or expenses, or any other amount due hereunder or under any other Loan Document and such failure shall have continued for a period of five Business Days.

           (c) Any representation or warranty made or deemed made by the Company or any Subsidiary of the Company in or pursuant to any Loan Document or in any certificate delivered thereunder, or any statement made by the Company or any Subsidiary of the Company in any financial statement, certificate, report, exhibit or document furnished by the Company or any Subsidiary of the Company to any Agent or any Lender pursuant to or in connection with any Loan Document, shall prove to have been false or misleading in any material respect as of the time when made or deemed made (including by omission of material information necessary to make such representation, warranty or statement not misleading).

           (d) Any Borrower shall default in the performance or observance of any covenant contained in Article VI hereof which shall remain unremedied for a period of five days after the occurrence thereof or any applicable Borrower shall default in the observance of any covenant contained in Section 5.01(f) hereof.

           (e) Any Borrower shall default in the performance or observance of any other covenant, agreement or duty under this Agreement or any other Loan Document and such default shall have continued for a period of 30 days after notice of such default from the Administrative Agent to the Company.

           (f) (i) Any Borrower or any Guarantor (other than a Special Purpose Subsidiary,) or any other Significant Subsidiary (other than a Special Purpose Subsidiary) of the Company shall fail to perform or observe any term, condition or covenant of any bond, note, debenture, loan or letter of credit agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which any Borrower or any such Guarantor (other than Special Purpose Subsidiary) or any such other Significant Subsidiary (other than a Special Purpose Subsidiary) is a party or by which it is bound, or by which any of its properties or assets may be affected (a "DEBT INSTRUMENT"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may at the time be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or (ii) any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may at such time be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or (iii) any Borrower or any Guarantor (other than Special Purpose Subsidiary) or any other Significant Subsidiary of the Company (other than any Special Purpose Subsidiary) shall fail to pay any Indebtedness when due, pursuant to demand under any Debt Instrument or otherwise, subject to any applicable grace period or shall fail to make any payment required to be made under the Exit Funding Agreement when due; PROVIDED, HOWEVER, that the provisions of this Section 7.01(f) shall not be applicable to Indebtedness or any Debt Instrument or Debt Instruments which relate to or evidence Indebtedness which, on the date this
Section 7.01(f) would otherwise be applicable thereto, is in the principal amount of less than $10,000,000 (or its equivalent in any foreign currencies) in the aggregate.

           (g) One or more final, non-appealable judgments for the payment of money shall have been entered against any Borrower or any other Significant Subsidiary (other than a Special Purpose Subsidiary), which judgment or judgments exceed $15,000,000 (or its equivalent in any foreign currencies) in the aggregate, and such judgment or judgments shall have remained unpaid, undischarged and unstayed for a period of sixty consecutive days.

           (h) One or more final, non-appealable writs or warrants of attachment, garnishment, execution, distraint or similar process exceeding in value the aggregate amount of $15,000,000 (or its equivalent in any foreign currencies) shall have been issued against any Borrower or any other Significant Subsidiary (other than a Special Purpose Subsidiary) or any of their respective properties and shall have remained undischarged and unstayed for a period of sixty consecutive days.

           (i) This Agreement or any term or provision hereof shall cease to be in full force and effect, or any Credit Party shall, or shall purport to, terminate, repudiate, declare voidable or void or otherwise contest, this Agreement or any term or provision thereof or any obligation or liability of the Credit Parties hereunder.

           (j) (i) Any Pension Plan is terminated pursuant to Section 4041 or 4042 of ERISA and the benefit liabilities exceed the assets based upon the assumptions used by the PBGC on plan termination by an amount such that the termination of such Pension Plan would have a Material Adverse Effect; (ii) the Company or any of its Subsidiaries (or a member of their respective Controlled Group) incur a liability under Section 4062, 4063 or 4064 of ERISA for an amount that such liability would materially and adversely affect the financial condition of the Company and its Subsidiaries taken as a whole; or (iii) any other event or events shall occur with respect to any employee benefit plan whether or not subject to ERISA which individually or in the aggregate results in a Material Adverse Effect.

           (k) The obligations of the Company hereunder shall at any time cease to be (i) "Senior Debt" as defined in the Exit Funding Agreement or (ii) "Senior Debt" or "Designated Senior Debt" as defined in the Indenture for the Convertible Subordinated Notes.

           (l) A proceeding shall have been instituted in respect of any Borrower or any other Significant Subsidiary (other than a Special Purpose Subsidiary)

                       (i) seeking to have an order for relief entered in respect of such Person, or seeking a declaration or entailing a finding that such Person is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such Person, its assets or its debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar Law now or hereafter in effect, or

                      (ii) seeking appointment of a receiver, trustee, liquidator, assignee, sequestrator or other custodian for such Person or for all or any substantial part of its property and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of 60 consecutive days.

           (m) Any Borrower or any other Significant Subsidiary (other than a Special Purpose Subsidiary) shall voluntarily suspend transaction of its business; shall make a general assignment for the benefit of creditors; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(l)(i) hereof, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such order for relief, declaration, finding or relief described therein; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(l)(ii) hereof, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such appointment or to the taking of possession by any such custodian of all or any substantial part of its or his property; shall dissolve, wind-up, revoke or forfeit its charter (or other constituent documents) or liquidate itself or any substantial part of its property; or shall take any corporate or similar action in furtherance of any of the foregoing.

            SECTION 7.02. CONSEQUENCES OF AN EVENT OF DEFAULT. (a) If an Event of Default specified in subsections (a) through (k) of Section 7.01 hereof, or in subsections (l) and (m) with respect to a Significant Subsidiary, shall occur and be continuing or shall exist, then, in addition to all other rights and remedies which any Agent or any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Lenders shall be under no further obligation to make Loans hereunder and the LC Issuer shall be under no further obligation to Issue Letters of Credit hereunder, and the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Company, from time to time do any or all of the following:

                       (i) Declare the Commitments terminated, whereupon the Commitments will terminate and any fees hereunder shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                      (ii) Declare the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue and demand the Company immediately to Cash Collateralize the full amount then available for drawing under any and all outstanding Letters of Credit.

           (b) If an Event of Default specified in subsection (l) or (m) of
Section 7.01 hereof shall occur or exist with respect to any Borrower, then, in addition to all other rights and remedies which any Agent or any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Commitments shall automatically terminate and the Lenders shall be under no further obligation to make Loans and the LC Issuer shall be under no further obligation to Issue Letters of Credit, and the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations shall become immediately due and payable and each applicable Borrower shall immediately Cash

Collateralize the full amount then available for drawing under all outstanding Letters of Credit, without presentment, demand, protest or notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.


                                  ARTICLE VIII

                                   THE AGENTS

            SECTION 8.01. APPOINTMENT. Each Lender hereby irrevocably appoints Bank of America National Trust and Savings Association to act as Administrative Agent for such Lender under this Agreement and the other Loan Documents. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on behalf of such Lender under the provisions of this Agreement and the other Loan Documents, and to exercise such powers and to perform such duties, as are expressly delegated to or required of the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. Bank of America National Trust and Savings Association hereby agrees to act as Administrative Agent on behalf of the Lenders on the terms and conditions set forth in this Agreement and the other Loan Documents, subject to its right to resign as provided in Section 8.10 hereof. Each Lender hereby irrevocably authorizes the Administrative Agent to execute and deliver each of the Loan Documents and to accept delivery of such of the other Loan Documents as may not require execution by the Administrative Agent. Each Lender agrees that the rights and remedies granted to the Administrative Agent under the Loan Documents shall be exercised exclusively by the Administrative Agent, and that no Lender shall have any right individually to exercise any such right or remedy, except to the extent expressly provided herein or therein.

           SECTION 8.02. GENERAL NATURE OF AGENTS' DUTIES. Notwithstanding anything to the contrary elsewhere in this Agreement or in any other Loan
Document:

                       (a) No Agent shall have duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and no implied duties or responsibilities on the part of any Agent shall be read into this Agreement or any Loan Document or shall otherwise exist.

                       (b) The duties and responsibilities of each Agent under this Agreement and the other Loan Documents shall be mechanical and administrative in nature, and no Agent shall have a fiduciary relationship in respect of any Lender.

                       (c) Each Agent is and shall be solely the agent of the Lenders. No Agent assumes, and shall not at any time be deemed to have, any relationship of agency or trust with or for, or any other duty or responsibility to, any Borrower, any other Subsidiary of the Company or any other Person (except only for its relationship as agent for, and its express duties and responsibilities to, the Lenders as provided in this Agreement and the other Loan Documents).

                       (d) No Agent shall be under any obligation to take any action hereunder or under any other Loan Document if such Agent believes in good faith after consultation with counsel that taking such action may conflict with any Law or any provision of this Agreement or any other Loan Document, or may require such Agent to qualify to do business in any jurisdiction where it is not then so qualified.

            SECTION 8.03. EXERCISE OF POWERS. Each Agent shall take any action of the type specified in this Agreement or any other Loan Document as being within such Agent's rights, powers or discretion in accordance with directions from the Required Lenders (or, to the extent this Agreement or such Loan Document expressly requires the direction or consent of some other Person or set of Persons, then instead in accordance with the directions of such other Person or set of Persons). In the absence of such directions, each Agent shall have the authority (but under no circumstances shall be obligated), in its sole discretion, to take any such action, except to the extent this Agreement or such Loan Document expressly requires the direction or consent of the Required Lenders (or some other Person or set of Persons), in which case such Agent shall not take such action absent such direction or consent. Any action or inaction pursuant to such direction, discretion or consent shall be binding on all the Lenders. No Agent shall have any liability to any Person as a result of (x) any Agent acting or refraining from acting in accordance with the directions of the Required Lenders (or other applicable Person or set of Persons), (y) any Agent refraining from acting in the absence of instructions to act from the Required Lenders (or other applicable Person or set of Persons), whether or not such Agent has discretionary power to take such action, or (z) any Agent taking discretionary action it is authorized to take under this Section.

           SECTION 8.04. CERTAIN PROVISIONS. Notwithstanding anything to the contrary elsewhere in this Agreement or any other Loan Document:

                       (a) No Agent shall be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Loan Document, unless caused by its own gross negligence or willful misconduct.

                       (b) No Agent shall be responsible for (i) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of this Agreement or any other Loan Document, (ii) any recital, representation, warranty, document, certificate, report or statement in, provided for in, or received under or in connection with, this Agreement or any other Loan Document or (iii) any failure of any Borrower or any other Subsidiary of the Company or Lender to perform any of their respective obligations under this Agreement or any other Loan Document.

                       (c) No Agent shall be under any obligation to ascertain, inquire or give any notice relating to (i) the performance or observance of any of the terms or conditions of this Agreement or any other Loan Document on the part of any Borrower or any other Subsidiary of the Company, (ii) the business, operations, condition (financial or otherwise) or prospects of any Borrower or any other Person, or (iii) except to the extent set forth in Section 8.05(f) hereof, the existence of any Event of Default or Potential Default.

                       (d) No Agent shall be under any obligation, either initially or on a continuing basis, to provide any Lender with any notices, reports or information of any nature, whether in its possession presently or hereafter, except for such notices, reports and other information expressly required by this Agreement or any other Loan Document to be furnished by such Agent to such Lender.

            SECTION 8.05. ADMINISTRATION BY THE AGENTS. (a) Any Agent may rely in good faith upon any notice or other communication of any nature (written or oral, including but not limited to telephone conversations, whether or not such notice or other communication is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the proper party or parties, and no Agent shall have any duty to verify the identity or authority of any Person giving such notice or other communication.

           (b) Each Agent may consult with legal counsel (including, without limitation, in-house counsel for such Agent or in-house or other counsel for any Borrower), independent public accountants and any other experts selected by it from time to time, and such Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

           (c) Each Agent may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to such Agent in accordance with the requirements of this Agreement or any other Loan Document. Whenever any Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Borrower or any Lender, such matter may be established by a certificate of such Borrower or Lender, as the case may be, and such Agent may conclusively rely upon such certificate (unless other evidence with respect to such matter is specifically prescribed in this Agreement or another Loan Document).

           (d) Any Agent may fail or refuse to take any action unless it shall be indemnified to its reasonable satisfaction from time to time against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against such Agent by reason of taking or continuing to take any such action.

           (e) Any Agent may perform any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in fact selected by it with reasonable care.

           (f) No Agent shall be deemed to have any knowledge or notice of the occurrence of any Event of Default or Potential Default unless such Agent has actual knowledge or has received notice from a Lender or the Company referring to this Agreement, describing such Event of Default or Potential Default, and stating that such notice is a "notice of default." If any Agent receives such a notice, such Agent shall give prompt notice thereof to the other Agent and each Lender.

           SECTION 8.06. LENDER NOT RELYING ON AGENTS OR OTHER LENDERS. Each Lender acknowledges as follows:

                       (a) No Agent nor any other Lender has made any representations or warranties to it, and no act taken hereafter by any Agent or any other Lender shall be deemed to constitute any representation or warranty by such Agent or such other Lender to it.

                       (b) It has, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the other Loan Documents.

                       (c) It will, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, make its own decisions to take or not take action under or in connection with this Agreement and the other Loan Documents.

           SECTION 8.07. INDEMNIFICATION. Each Lender agrees to reimburse and indemnify each Agent and its directors, officers, employees and agents (to the extent not reimbursed by any Borrower and without limitation of the obligations of such Borrower to do so), Pro Rata, from and against any and all amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature (including, without limitation, the fees and disbursements of counsel for such Agent or such other Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Agent or such other Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against such Agent or such other Person as a result of, or arising out of, or in any way related to or by reason of, this Agreement, any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed in whole or in part or directly or indirectly with the proceeds of any Loan or Letter of Credit, PROVIDED that no Lender shall be liable for any portion of such amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting solely from the gross negligence or willful misconduct of such Agent or such other Person, as finally determined by a court of competent jurisdiction.

            SECTION 8.08. AGENTS IN THEIR INDIVIDUAL CAPACITIES. With respect to its Commitments and the obligations owing to it, each Agent shall have the same rights and powers under this Agreement and each other Loan Document as any other Lender and may exercise the same as though it were not an Agent, and the terms "Lenders," "holders of Notes" and like terms shall include each Agent in its individual capacity as such. Each Agent and its affiliates may, without liability to account, make loans to, accept deposits from, acquire debt or equity interests in, act as trustee under indentures of, and engage in any other business with, any Borrower and any stockholder, Subsidiary or Affiliate of the Company, as though such Agent were not an Agent hereunder.

            SECTION 8.09. HOLDERS OF NOTES. Each Agent may deem and treat the Lender which is payee of a Note as the owner and holder of such Note for all purposes hereof unless and until a Transfer Supplement with respect to the assignment or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 10.14 hereof. Any authority, direction or consent of any Person who at the time of giving such authority, direction or consent is shown in the Register as being a Lender shall be conclusive and binding on each present and subsequent holder, transferee or assignee of any Note or Notes payable to such Lender or of any Note or Notes issued in exchange therefor.

            SECTION 8.10. SUCCESSOR AGENTS. Any Agent may resign at any time by giving 30 days' written notice thereof to the Lenders and the Company. Any Agent may be removed by the Required Lenders at any time by giving 10 days' prior written notice thereof to such Agent, the other Lenders and the Company. Upon any such resignation or removal, the Company (acting on behalf of each Borrower) shall have the right to appoint a successor Agent; PROVIDED, that the Required Lenders or the remaining Agents shall have the right, acting reasonably, to disapprove such successor Agent. If no successor Agent shall have been so appointed and consented to, and shall have accepted such appointment, within 30 days after such notice of resignation or removal, then any of the remaining Agents shall succeed to the obligations of such Agent hereunder. Each successor Agent shall be a commercial bank or trust company organized or licensed under the laws of the United States of America or any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former Agent, without further act, deed or conveyance. Upon the effective date of resignation or removal of a retiring Agent, such Agent shall be discharged from its duties under this Agreement and the other Loan Documents, but the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement. If and so long as no successor Agent shall have been appointed, then any notice or other communication required or permitted to be given by the retiring Agent shall be sufficiently given if given by the Required Lenders, all notices or other communications required or permitted to be given to the Agent shall be given to each Lender, and all payments to be made to the retiring Agent shall be made directly to such Borrower or Lender for whose account such payment is made.

            SECTION 8.11. CALCULATIONS. No Agent shall be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by any Borrower, to recover such amount from such Borrower and the Company.

            SECTION 8.12. FUNDING BY ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified in writing by any Lender not later than the close of business on the day before the day on which Loans are requested by the Company (acting on behalf of the Borrowers) to be made that such Lender will not make its ratable share of such Loans, the Administrative Agent may assume that such Lender will make its ratable share of the Loans, and in reliance upon such assumption the Administrative Agent may (but in no circumstances shall be required to) make available to the applicable Borrower a corresponding amount. If and to the extent that any Lender fails to make such payment to the Administrative Agent on such date, such Lender shall pay such amount on demand (or, if such Lender fails to pay such amount on demand, the Borrowers shall pay such amount on demand), together with interest, for the Administrative Agent's own account, for each day from and including the date of the Administrative Agent's payment to and including the date of repayment to the Administrative Agent (before and after judgment) at the Federal Funds Effective Rate for the first day and thereafter at the rate or rates per annum applicable to such Loans. All payments to the Administrative Agent under this Section shall be made to the Administrative Agent at its Office in Dollars in funds immediately available at such Office, without set-off, withholding, counterclaim or other deduction of any nature.

           SECTION 8.13. SYNDICATION AGENT AND DOCUMENTATION AGENT. Nothing in this Agreement shall impose upon the Syndication Agent or the Documentation Agent, in their respective capacities as such, any duty or responsibility whatsoever.


                                   ARTICLE IX

                                    GUARANTY

            SECTION 9.01. THE GUARANTY. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder to the Borrowers and in recognition of the direct benefits to be received by each Borrower and each Guarantor from the proceeds of the Loans and the Letters of Credit to any Borrower, each Guarantor hereby agrees with the Lenders as follows: each Guarantor hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations to the Creditors. If any or all of the Guaranteed Obligations to the Creditors becomes due and payable hereunder, each Guarantor unconditionally promises to pay such Guaranteed Obligations to the Creditors in the same currency in which such Guaranteed Obligations are denominated, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Creditors in collecting any of the Guaranteed Obligations.

           SECTION 9.02. BANKRUPTCY. Additionally, each Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Creditors whether or not then due or payable by any Borrower upon the occurrence in respect of such Borrower of any of the events specified in Section 7.01(l) or (m), and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in the same currency in which such Guaranteed Obligations are denominated.

            SECTION 9.03. NATURE OF LIABILITY. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to the Administrative Agent or the other Creditors on the indebtedness which the Administrative Agent or such other Creditors repay any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (the Guaranty shall be reinstated in the case of any such disgorgement), and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

            SECTION 9.04. INDEPENDENT OBLIGATION. The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or any Borrower and whether or not any other Guarantor or any Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to each Guarantor.

           SECTION 9.05. AUTHORIZATION. Each Guarantor authorizes the Creditors without notice or demand (except as shall be required by applicable law and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                       (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                       (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                       (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

                       (d) release or substitute any one or more endorsers, guarantors, any Borrower or other obligors;

                       (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Creditors;

                       (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Creditors regardless of what liability or liabilities of such Borrower remain unpaid;

                       (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                       (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this
           Section 9.

           SECTION 9.06. RELIANCE. It is not necessary for the Creditors to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            SECTION 9.07. SUBORDINATION. Any of the indebtedness of any Borrower now or hereafter owing to a Guarantor is hereby subordinated to the Guaranteed Obligations of such Borrower owing to the Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of any Borrower to a Guarantor shall be collected, enforced and received by such Borrower for the benefit of the Creditors and be paid over to the Administrative Agent on behalf of the Creditors on account of the Guaranteed Obligations of such Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any of the indebtedness of any Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation or contribution which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) against any Borrower or any other Guarantor until all Guaranteed Obligations have been irrevocably paid in full in cash. The Guaranteed Obligations shall not be deemed to be paid in full unless the Creditors shall have received all amounts set forth in the definition of "Guaranteed Obligations", including, in the event of a bankruptcy proceeding, all interest, fees and expenses accruing and arising after the filing of the bankruptcy petition.

            SECTION 9.08. WAIVER. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Creditors to (i) proceed against any Borrower or any other party, (ii) proceed against or exhaust any security held from any Borrower or any other party or
(iii) pursue any other remedy in the Administrative Agent's or any other Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of such Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of such Borrower other than payment in full of the Guaranteed Obligations. To the greatest extent permitted by law, the Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any other Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Guarantor or any other party or any security.

           (b) Each Guarantor waives all presentments, demands for performance, protests and notices (except as otherwise expressly provided for herein), including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            SECTION 9.09. NATURE OF LIABILITY. It is the desire and intent of the Guarantors and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor shall be deemed to be reduced and such Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

            SECTION 9.10. JUDGMENTS BINDING. If claim is ever made upon any Creditor or any subsequent holder of a Note of any Borrower for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant, then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon each Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any liability of such Borrower, and each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.


                                    ARTICLE X

                                  MISCELLANEOUS

           SECTION 10.01. HOLIDAYS. Whenever any payment or action to be made or taken hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

           SECTION 10.02. RECORDS. The unpaid principal amount of the Loans owing to each Lender, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, each Lender's Revolving Credit Committed Amount shall at all times be ascertained from the records of the Administrative Agent, which shall be conclusive absent manifest error.

           SECTION 10.03. AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Loan Document may be amended, modified or supplemented except in accordance with the provisions of this Section. The Required Lenders and the Company (acting on behalf of the Borrowers) may from time to time amend, modify or supplement the provisions of this Agreement or any other Loan Document for the purpose of amending, adding to, or waiving any provisions or changing in any manner the rights and duties of any Borrower, any Agent, the LC Issuer or any Lender. Any such amendment, modification or supplement made by the Company (acting on behalf of the Borrowers) and the Required Lenders, in accordance with the provisions of this Section shall be binding upon each Borrower, each Lender, the LC Issuer and each Agent. The Agents shall enter into such amendments, modifications, supplements or waivers from time to time as directed by the Required Lenders, and only as so directed, PROVIDED, that no such amendment, modification, waiver or supplement may be made which will:

                       (a) Increase the Revolving Credit Committed Amount of any Lender over the amount thereof then in effect, or extend the Revolving Credit Maturity Date or the Competitive Bid Loan Expiration Date without the written consent of each Lender affected thereby, or increase the Total Revolving Commitment Amount to exceed $300,000,000;

                       (b) Reduce the principal amount of or extend the time for any payment of any Loan, or reduce the amount of or rate of interest or extend the time for payment of interest borne by any Loan or extend the time for payment of or reduce the amount of any Facility Fee or reduce or postpone the date for payment of any other fees, expenses, indemnities or amounts payable under any Loan Document, without the written consent of each Lender affected thereby;

                       (c) Change the definition of "Required Lenders" or amend this Section 10.03, Section 10.13 hereof or any provision of this Agreement that states a requirement for the consent of all the Lenders, without the written consent of all the Lenders;

                       (d) Release any of the Borrowers or Guarantors (other than Parent or Foreign Holdings) without the written consent of all the Lenders;

                       (e) Amend or waive any of the provisions of Article VIII hereof, or impose additional duties upon any Agent or otherwise adversely affect the rights, interests or obligations of any Agent, without the written consent of such Agent; or

                       (f) Amend or waive any of the provisions of Section 2.06 hereof or the Letters of Credit Related Documents, or impose additional duties upon the LC Issuer or otherwise adversely affect the rights, interests or obligations of the LC Issuer, without the written consent of the LC Issuer, and PROVIDED FURTHER, that Transfer Supplements may be entered into in the manner provided in Section 10.14 hereof. Any such amendment, modification or supplement must be in writing and shall be effective only to the extent set forth in such writing. Any Event of Default or Potential Default waived or consented to in any such amendment, modification or supplement shall be deemed to be cured and not continuing to the extent and for the period set forth in such waiver or consent, but no such waiver or consent shall extend to any other or subsequent Event of Default or Potential Default or impair any right consequent thereto.

           SECTION 10.04. NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of any Agent or any Lender in exercising any right, power or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Agents and the Lenders under this Agreement and any other Loan Document are cumulative and not exclusive of any rights or remedies which any Agent or any Lender would otherwise have hereunder or thereunder, at law, in equity or otherwise.

           SECTION 10.05. NOTICES. (a) Except to the extent otherwise expressly permitted hereunder or thereunder, all notices, requests, demands, directions and other communications (collectively "NOTICES") under this Agreement or any other Loan Document shall be in writing (including telexed and telecopied communication) and shall be sent by first-class mail, or by nationally-recognized overnight courier, or by telex or telecopier (with confirmation in writing mailed first-class or sent by such an overnight courier), or by personal delivery. All notices shall be sent to the applicable party at the address stated on the signature pages hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto, in all cases with postage or other charges prepaid. Any such properly given notice shall be effective on the earliest to occur of receipt, telephone confirmation of receipt of telex or telecopy communication, one Business Day after delivery to a nationally-recognized overnight courier, or three Business Days after deposit in the mail.

           (b) Any Lender giving any notice to the Company or any other Borrower shall simultaneously send a copy thereof to each Agent, and each Agent shall promptly notify the other Lenders of the receipt by it of any such notice.

           (c) Each Agent and each Lender may rely on any notice (whether or not such notice is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the Company (including acting on behalf of any Borrower) and any other Borrower, and neither Agent nor any Lender shall have any duty to verify the identity or authority of any Person giving such notice.

           SECTION 10.06. EXPENSES; TAXES; INDEMNITY. (a) Each Borrower agrees, jointly and severally, to pay or cause to be paid and to save each Agent, the LC Issuer and, in the case of clause (iii) below, each of the Lenders harmless against liability for the payment of all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and expenses of one counsel to the Agents and auditors, consulting engineers, appraisers, and all other professional, accounting, evaluation and consulting costs approved by the Company and, with respect to costs incurred by the Agents, or any Lender or the LC Issuer pursuant to clause (iii) below, reasonable fees and expenses of counsel (including allocated costs of in-house counsel to the extent that outside counsel has not been retained by such Lender)) incurred by the Agents or, in the case of clause (iii) below any Lender or the LC Issuer from time to time arising from or relating to (i) the negotiation, preparation, execution, delivery, administration and performance of this Agreement and the other Loan Documents, (ii) any requested amendments, modifications, supplements, waivers or consents (whether or not ultimately entered into or granted) to this Agreement or any other Loan Document, and (iii) following the occurrence of an Event of Default, the enforcement or preservation of rights under this Agreement or any other Loan Document (including but not limited to any such costs or expenses arising from or relating to (A) collection or enforcement of an outstanding Loan or any other amount owing hereunder or thereunder by any Agent, the LC Issuer or any Lender, and (B) any litigation, proceeding, dispute, work-out, restructuring or rescheduling related in any way to this Agreement or the other Loan Documents).

           (b) Each Borrower hereby agrees, jointly and severally, to pay all stamp, document, transfer, recording, filing, registration, search, sales and excise fees and taxes and all similar impositions now or hereafter determined by any Agent, the LC Issuer or any Lender to be payable in connection with this Agreement or any other Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, and each Borrower hereby agrees, jointly and severally, to save each Agent, the LC Issuer and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such fees, taxes or impositions.

           (c) Each Borrower hereby agrees, jointly and severally, to reimburse and indemnify each of the Indemnified Parties from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel (including, without duplication, allocated costs of in-house counsel) for such

Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Party shall be designated a party thereto) that may at any time be imposed on, asserted against or incurred by such Indemnified Party as a result of, or arising out of, or in any way related to or by reason of, this Agreement or any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed in whole or in part or directly or indirectly with the proceeds of any Loan or Letter of Credit (and without in any way limiting the generality of the foregoing, including any violation or breach of any Requirement of Law or any other Law by the Company or any Subsidiary); or any exercise by any Agent or any Lender of any of its rights or remedies under this Agreement or any other Loan Document); but excluding any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting primarily from the gross negligence or willful misconduct of such Indemnified Party. If and to the extent that the foregoing obligations of any Borrower under this subsection (c), or any other indemnification obligation of any Borrower hereunder or under any other Loan Document, are unenforceable for any reason, each Borrower hereby agrees, jointly and severally, to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

           SECTION 10.07. SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

           SECTION 10.08. PRIOR UNDERSTANDINGS. This Agreement and the other Loan Documents supersede all prior and contemporaneous understandings and agreements other than with regard to any upfront fees, whether written or oral, among the parties hereto relating to the transactions provided for herein and therein.

           SECTION 10.09. DURATION; SURVIVAL. All representations and warranties of each Borrower contained herein or in any other Loan Document or made in connection herewith shall survive the making of, and shall not be waived by the execution and delivery, of this Agreement or any other Loan Document, any investigation by or knowledge of any Agent or any Lender, the making of any Loan, or any other event or condition whatever. All covenants and agreements of the Credit Parties contained herein or in any other Loan Document shall continue in full force and effect from and after the date hereof so long as any Borrower may borrow hereunder or request the Issuances of Letters of Credit and until payment in full of all Obligations other than indemnity obligations not yet due and payable. Without limitation, all obligations of each Borrower hereunder or under any other Loan Document to make payments to or indemnify each Agent or any Lender shall survive the payment in full of all other obligations, termination of such Borrower's right to borrow hereunder, and all other events and conditions whatever. In addition, all obligations of each Lender to make payments to or indemnify the Agents shall survive the payment in full by the Borrowers of all Obligations, termination of each Borrower's right to borrow hereunder, and all other events or conditions whatever.

           SECTION 10.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

           SECTION 10.11. LIMITATION ON PAYMENTS. The parties hereto intend to conform to all applicable Laws in effect from time to time limiting the maximum rate of interest that may be charged or collected. Accordingly, notwithstanding any other provision hereof or of any other Loan Document, no Borrower shall be required to make any payment to or for the account of any Lender, and each Lender shall refund any payment made by such Borrower, to the extent that such requirement or such failure to refund would violate or conflict with nonwaivable provisions of applicable Laws limiting the maximum amount of interest which may be charged or collected by such Lender.

           SECTION 10.12. SET-OFF. Each Credit Party hereby agrees that, to the fullest extent permitted by law, if any Obligation of any Borrower shall be due and payable (by acceleration or otherwise), each Lender and the LC Issuer shall have the right, without notice to the Company, such Credit Party or any other Person, to set-off against and to appropriate and apply to the Obligation any indebtedness, liability or obligation of any nature owing to such Credit Party by such Lender or the LC Issuer, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, whether or not evidenced by a certificate of deposit and in whatever currency denominated) now or hereafter maintained by such Credit Party with such Lender or the LC Issuer, as the case may be. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not such Lender or the LC Issuer or any other Person shall have given notice or made any demand to the Company, such other Credit Party or any other Person, whether such indebtedness, obligation or liability owed to such Credit Party is contingent, absolute, matured or unmatured (it being agreed that such Lender or the LC Issuer may deem such indebtedness, obligation or liability to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Lender or the LC Issuer or any other Person. Each Credit Party hereby agrees that, to the fullest extent permitted by law, any Participant and any branch, subsidiary or affiliate of any Lender or any Participant shall have the same rights of set-off as a Lender as provided in this Section (regardless of whether such Participant, branch, subsidiary or affiliate would otherwise be deemed in privity with or a direct creditor of any Borrower). The rights provided by this Section are in addition to all other rights of set-off and banker's lien and all other rights and remedies which any Lender (or any such Participant, branch, subsidiary or affiliate) may otherwise have under this Agreement, any other Loan Document, at law or in equity, or otherwise, and nothing in this Agreement or any Loan Document shall be deemed a waiver or prohibition of or restriction on the rights of set-off or bankers' lien of any such Person.

           SECTION 10.13. SHARING OF COLLECTIONS. The Lenders hereby agree among themselves that if any Lender shall receive (by voluntary payment, realization upon security, set-off or from any other source) any amount on account of the Loans, interest thereon, or any other Obligation contemplated by this Agreement or the other Loan Documents to be made by any Borrower pro rata to all Lenders in greater proportion than any such amount received by any other Lender, then the Lender receiving such proportionately greater payment shall notify each other Lender and the Agents of such receipt, and equitable adjustment will be made in the manner stated in this Section so that, in effect, all such excess amounts will be shared ratably among all of the Lenders. The Lender receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon the receipt of such excess amount) for cash from the other Lenders a participation in the applicable Obligations owed to such other Lenders in such amount as shall result in a ratable sharing by all Lenders of such excess amount (and to such extent the receiving Lender shall be a Participant). If all or any portion of such excess amount is thereafter recovered from the Lender making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law to be paid by the Lender making such purchase. Each Borrower hereby consents to and confirms the foregoing arrangements. Each Participant shall be bound by this Section as fully as if it were a Lender hereunder.

           SECTION 10.14. SUCCESSORS AND ASSIGNS; PARTICIPATIONS; ASSIGNMENTS.
(a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each Borrower, the LC Issuer, the Lenders, all future holders of the Notes, each Agent and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights hereunder or interests herein without the prior written consent of all the Lenders and each Agent, and any purported assignment without such consent shall be void.

           (b) PARTICIPATIONS. Any Lender may, in accordance with applicable Law, at any time sell participations to one or more commercial banks or other Persons (each a "PARTICIPANT") in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it and any Note held by it); PROVIDED, that

                     (i) any such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged,

                     (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,

                     (iii) the parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                      (iv) such Participant shall be bound by the provisions of Sections 10.13 and 10.16 hereof, and the Lender selling such participation shall obtain from such Participant a written confirmation of its agreement to be so bound,

                       (v) no Participant (unless such Participant is an affiliate of such Lender, or is itself a Lender) shall be entitled to require such Lender to take or refrain from taking action under this Agreement or under any other Loan Document, except that such Lender may agree with such Participant that such Lender will not, without such Participant's consent, take action of the type described in subsections (a), (b), (c) or (d) of Section 10.03 hereof to the extent relating to such Participant's participation; notwithstanding the foregoing, in no event shall any participation by any Lender have the effect of releasing such Lenders from its obligations hereunder, and

                     (vi) no Participant shall be an Affiliate of any Credit Party.

Each Borrower agrees that any such Participant shall be entitled to the benefits of Sections 2.14, 2.16 and 10.06 with respect to its participation in the Commitments and the Loans outstanding from time to time but only to the extent such Participant sustains such losses; PROVIDED, that no such Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred and nothing in this Section shall relieve such transferor Lender from its obligations under Section 2.17 hereof.

           (c) ASSIGNMENTS. Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time assign all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or any portion of its Commitments and Loans owing to it and any Note held by it) to any Eligible Assignee (each a "PURCHASING LENDER"); PROVIDED, that

                       (i) any such assignment to a Purchasing Lender which is not a Lender shall be made only with the consent of the Company (provided that such consent of the Company shall not be required during the occurrence of and continuation of an Event of Default) and each Agent which with respect to each Agent shall not be unreasonably withheld,

                      (ii) if a Lender makes such an assignment of less than all of its then remaining rights and obligations under this Agreement and the other Loan Documents, such transferor Lender shall retain, after such assignment, a minimum principal amount of $5,000,000 of the Commitments and Loans then outstanding, and such assignment shall be in a minimum aggregate principal amount of $5,000,000 of the Commitments and Loans then outstanding,

                     (iii) each such assignment shall be of a constant, and not a varying, percentage of each Commitment of the transferor Lender and of all of the transferor Lender's rights and obligations under this Agreement and the other Loan Documents, and

                      (iv) each such assignment shall be made pursuant to a Transfer Supplement in substantially the form of Exhibit G to this Agreement, duly completed (a "TRANSFER SUPPLEMENT").

In order to effect any such assignment, the transferor Lender and the Purchasing Lender shall execute and deliver to the Administrative Agent a duly completed Transfer Supplement (including the consents required by clause (i) of the preceding sentence) with respect to such assignment, together with any Note or Notes subject to such assignment (the "TRANSFEROR LENDER NOTES") and (except in the case of a transfer required by any Borrower under Section 10.17 hereof) a processing and recording fee of $3,500; and, upon receipt thereof, the Administrative Agent shall accept such Transfer Supplement. Notwithstanding the foregoing, no such processing and recording fee shall be payable in the case of a replacement of a Lender pursuant to Section 2.18 or 10.17. Upon receipt of the Purchase Price Receipt Notice pursuant to such Transfer Supplement, the Administrative Agent shall record such acceptance in the Register. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Transfer Supplement

                       (x) the Purchasing Lender shall be a party hereto and, to the extent provided in such Transfer Supplement, shall have the rights and obligations of a Lender hereunder, and

                       (y) the transferor Lender thereunder shall be released from its obligations under this Agreement to the extent so transferred (and, in the case of an Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party to this Agreement) from and after the Transfer Effective Date.

To the extent requested by the Purchasing Lender, on or prior to the Transfer Effective Date specified in an Transfer Supplement, the Borrowers, at their expense, shall execute and deliver to the Administrative Agent (for delivery to the Purchasing Lender) new Notes evidencing such Purchasing Lender's assigned Commitments or Loans and (for delivery to the transferor Lender) replacement Notes in the principal amount of the Loans or Commitments retained by the transferor Lender (such Notes to be in exchange for, but not in payment of, those Notes then held by such transferor Lender). Each such Note shall be dated the date and be substantially in the form of the predecessor Note. The Administrative Agent shall mark the predecessor Notes, if any, "exchanged" and deliver them to the Company. Accrued interest and accrued fees shall be paid to the Purchasing Lender at the same time or times provided in the predecessor Notes and this Agreement.

           A transfer by a Lender of its rights under this Agreement from one of such Lender's branches to another of its branches shall not be considered to be an assignment for the purposes of this Section 10.14 and shall be permitted without the consent of any Borrower or of the Agents, PROVIDED that to the extent such transfer would, at the time of such transfer, result in increased costs under Section 2.14 or 2.16 from those being charged by the transferring branch, the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be, jointly and severally, obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer). The foregoing proviso shall also apply to such transfer from a Lender to another Lender or any affiliate thereof or of an affiliate of such transferor Lender or to a Person which will become a Lender.

           (d) REGISTER. The Administrative Agent shall maintain at its office a copy of each Transfer Supplement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the

Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

           (e) FINANCIAL AND OTHER INFORMATION. The Company authorizes each Agent and each Lender to disclose to any Participant or Purchasing Lender (each, a "TRANSFEREE") and any prospective transferee any and all financial and other information in such Person's possession concerning the Company and its Subsidiaries and Affiliates which has been or may be delivered to such Person by or on behalf of the Company in connection with this Agreement or any other Loan Document or such Person's credit evaluation of the Company and its Subsidiaries and Affiliates; subject, however, to the provisions of Section 10.16 hereof.

           (f) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company, the option to provide to any Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; PROVIDED that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) no SPC or Granting Lender shall be entitled to receive any greater amount pursuant to Section 2.14 or 2.16 than the Granting Lender would have been entitled to receive had the Granting Lender not otherwise granted such SPC the option to provide any Loan to any Borrower. The making of any Revolving Credit Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender (and, if such Loan is a Competitive Bid Loan, shall be deemed to utilize the Total Revolving Credit Commitment of all the Lenders) to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any obligation of any kind with respect to this Agreement under any circumstances whatsoever, including without limitation whether or not the related Granting Lender makes such payment. The foregoing shall not release the Granting Lender from any obligation hereunder; and the Granting Lender's liability shall be determined as if no grant to an SPC had been made by it. Each party hereto hereby acknowledges and agrees that no SPC shall have any voting rights hereunder and that the voting rights attributable to any extensions of credit made by an SPC shall be exercised only by the relevant Granting Lender. Each Granting Lender shall serve as the administrative agent and attorney-in-fact for its SPC and shall on behalf of its
SPC: (i) receive any and all payments made for the benefit of such SPC and (ii) give and receive all communications and notices and take all actions hereunder to the extent, if any, such SPC shall have any rights hereunder. To the extent an SPC shall have the right to receive or give any such notice or take any such action in writing, it shall be signed by its Granting Lender as administrative agent and attorney-in-fact for such SPC and need not be signed by such SPC on its own behalf. The Borrowers, the Guarantors, the Administrative Agent and the Lenders may rely thereon without any requirement that the SPC sign or acknowledge the same. In addition, notwithstanding anything to the contrary contained in this Section 10.14, any SPC may (i) with notice to, but without the prior written consent of, the Company or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the

Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider or a surety, guarantee or credit or liquidity enhancement to such SPC. In the event that an SPC extends a Loan to any Borrower as contemplated above, such Borrower shall repay such Loan to the SPC through the Administrative Agent in full on the maturity date thereof, notwithstanding any provision for repayments being affected on a basis of re-borrowings. The foregoing shall not release the Granting Lender from any obligation hereunder, the Granting Lender's liability to be determined as if no grant to an SPC had been made by it.

           Each party hereto agrees that until the 369th day following the maturity of the last maturing commercial paper note issued or to be issued by an SPC, it will not institute, or join with others in instituting, against the SPC any involuntary bankruptcy or insolvency proceeding under any applicable bankruptcy reorganization, insolvency or similar law, as now or hereafter in effect.

           In the event that an SPC makes a Loan hereunder, the applicable Borrower shall repay the full amount of such Loan to the SPC through the Administrative Agent on the maturity date thereof, notwithstanding any provision contained in this Agreement with respect to netting of amounts payable by such Borrower against amounts being borrowed by such Borrower on the same day, and each Borrower shall be jointly and severally obligated to repay such Loan.

           SECTION 10.15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) GOVERNING LAW. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS (EXCEPT TO THE EXTENT, IF ANY, OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS) SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

           (b) CERTAIN WAIVERS. EACH BORROWER AND GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                       (i) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE CITY AND COUNTY OF NEW YORK, NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                      (ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT,

           THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH BORROWER OR GUARANTOR;

                     (iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE COMPANY AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 10.05 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

           (iv) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

           SECTION 10.16. CONFIDENTIALITY. Except as may be required by Law, each Lender and each Agent covenants and agrees to use its best efforts not to permit any data or information relating to the Company or any of its Subsidiaries or the business of the Company or any of its Subsidiaries (other than any data or information which is otherwise publicly available or which is received by any such party in a capacity in which such party is not bound by any restriction of a nature similar to that imposed by this Section 10.16), which data or information such Lender or any Agent possesses due to such party's relation to the transactions contemplated by the Loan Documents, to be out of such party's possession or the contents thereof to be divulged to any other Person; PROVIDED, HOWEVER, that such data or information may be disclosed to the lawyers or accountants of such Lender or any Agent and to any Person empowered by Law to examine the records of any such Person and to any potential participant in, or assignee or transferee of, its rights under any Loan Documents which potential participant, assignee or transferee shall have, in each case, agreed with such party to comply with the terms of this Section 10.16.

           SECTION 10.17. REPLACEMENT OF LENDERS. If (a) any Borrower is required to make a payment to a particular Lender pursuant to Sections 2.14 or
2.16 hereof (or pursuant to a comparable provision in any agreement with respect to such Borrower's Indebtedness for borrowed money between such Borrower, such Lender and at least five other lenders) or (b) any Borrower is precluded from requesting Loans of any type from a particular Lender pursuant to Section 2.08(e) hereof, the Company may, upon not less than 15 Business Days' notice to the Administrative Agent, either (x) immediately terminate the Commitments of such Lender, prepay (subject to Section 2.14(b) hereof) such Lender's Loans, together with interest accrued thereon and all other amounts payable with respect thereto, and pay all other amounts then due and owing to such Lender (in which event the Total Revolving Credit Commitment shall be reduced by the amount of such Lender's Revolving Credit Committed Amount) or (y) cause a Replacement Lender reasonably satisfactory to the Administrative Agent (which may be one of the other Lenders) to purchase all of such Lender's interests in accordance with the provisions of Section 10.14(c) hereof.

           SECTION 10.18. JUDGMENT CURRENCY. (a) Each Borrower's and Guarantor's obligation hereunder and under the other Loan Documents to make payments in Dollars or any other currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the LC Issuer or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the LC Issuer or such Lender under this Agreement or the other Loan Documents. If for the purpose of obtaining or enforcing judgment against any Borrower or Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

           (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Borrower and Guarantor covenants and agrees, jointly and severally, to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

           (c) For purposes of determining any rate of exchange for this Section 10.18, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

           SECTION 10.19. EFFECTIVENESS. The Previous Credit Agreement became effective on December 1, 1999 (the "ORIGINAL EFFECTIVE DATE"). This Agreement shall become effective on May 25, 2001 (the "EFFECTIVE DATE") PROVIDED that the following conditions precedent shall occur: (i) each Borrower, each Guarantor and the Required Lenders shall have signed a copy of this Agreement and shall have delivered executed counterparts of this Agreement to the Administrative Agent at its Notice Office or, in the case of any Lender, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and sent to such Administrative Agent, (ii) each Borrower shall have signed and delivered executed Revolving Credit Notes, Competitive Bid Loan Notes and a Swingline Advance Note conforming to the requirements hereof, duly executed on behalf of each Borrower for each Lender requesting the same, (iii) each Borrowing Subsidiary shall have signed and delivered a copy of the Pledge Agreement and shall have delivered executed counterparts thereof to the Administrative Agent at its Notice Office, (iv) the Company and the Parent shall have signed and delivered a copy of a subordination agreement pursuant to 6.03(v) and shall have delivered executed counterparts thereof to the Administrative Agent at its Notice Office, (v) the Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceeding taken in connection with the execution and delivery of this Agreement to the extent that Administrative Agent or its counsel may reasonably request, (vi) in a form satisfactory to the Administrative Agent, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Effective Date, covering matters incident to the transactions contemplated herein as the

Administrative Agent may reasonably request and such other foreign counsel opinions as the Administrative Agent may reasonably request, (vii) all fees and expenses (including, without limitation, all legal fees and expenses) due to the Agent and the Lenders and special legal counsel to the Agent shall have been paid and (viii) each of the merger certificates filed in the State of New York and Delaware among Foster Wheeler Corporation and Foster Wheeler LLC shall have been declared effective.

           SECTION 10.20. ENTIRE AGREEMENT - CONSTRUCTION. This Agreement and the other Loan Documents, taken together, constitute and contain the entire agreement among the Borrowers, the Lenders and Administrative Agent and supercede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof. To the extent of any inconsistency between this Agreement and any other Loan Document, the terms and conditions contained in this Agreement shall govern.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

ATTEST:                                        FOSTER WHEELER LLC, as a Borrower
                                               By:  Foreign Holdings Ltd.,
                                                    its sole member


By_______________________________              By______________________________
    Title:                                        Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                          (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOSTER WHEELER USA CORPORATION,
                                               as a Borrower


                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                          (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOSTER WHEELER ENERGY
                                                  INTERNATIONAL, INC.,
                                                  as a Borrower


                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                          (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOSTER WHEELER ENERGY
                                                  CORPORATION, as a Borrower


                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                          (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOSTER WHEELER US HOLDINGS, INC.,
                                                   as a Guarantor


                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                          (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOSTER WHEELER INTERNATIONAL
                                                  HOLDINGS, INC., as a Guarantor

                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                          (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOREIGN HOLDINGS LTD.,
                                                  as a Guarantor,



                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FOSTER WHEELER LTD.,
                                                  as a Guarantor

                                               By _____________________________
                                                   Title:

                                               Address for Notices:

                                               Perryville Corporate Park
                                               Clinton, NJ 08809-4000
                                               Attn:  Vice President and
                                                      Treasurer

                                               Telephone: 908-713-2945
                                               Telecopier: 908-713-2953

                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               BANK OF AMERICA, N.A.,
                                                  individually and as
                                                  Administrative Agent, LC
                                                  Issuer and Swingline Lender


                                               By ____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount:  $30,000,000

                                               Commitment Percentage:  11.111%

                                               Address for Notices:

                                               1850 Gateway Boulevard
                                               CA4-706-05-09
                                               Concord, CA  94520
                                               Attn: Glenis Croucher

                                               Telephone: (925) 675-8447
                                               Telecopier: (925) 969-2807

                                               With a copy to:

                                               555 South Flower Street,
                                                  11th Floor
                                               CA9-706-11-07
                                               Los Angeles, CA 90071
                                               Attn: Bob Troutman

                                               Telephone: (213) 228-3866
                                               Telecopier: (213) 623-1959










                                      S-9
                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               FIRST UNION NATIONAL BANK,
                                                  individually and as
                                                  Syndication Agent


                                               By ___________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount:  $30,000,000

                                               Commitment Percentage:  11.111%

                                               Address for Notices:

                                               190 River Road, NJ 3130
                                               Summit, New Jersey 07901
                                               Attn: Robert K. Strunk II
                                               Vice President

                                               Telephone: (908) 598-3080
                                               Telecopier: (908) 598-3085

                                               With a copy to:

                                               201 South College Street
                                               6th Floor, NC 0760
                                               Charlotte, North Carolina 28288
                                               Attn: John P. Longhine
                                               Senior Vice President

                                               Telephone: (704) 715-1322
                                               Telecopier: (704) 715-1117











                                      S-10


                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               ABN AMRO BANK N.V., individually
                                                  and as Documentation Agent


                                               By _____________________________
                                                  Title:


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount:  $30,000,000

                                               Commitment Percentage:  11.111%

                                               Address for Notices:

                                               208 South LaSalle Street,
                                                  Suite 1500
                                               Chicago, IL  60604
                                               Attn: Credit Administration

                                               Telephone: (312) 992-5110
                                               Telecopier: (312) 992-5111

                                               With a copy to:

                                               135 South LaSalle Street,
                                                  Ste. 710
                                               Chicago, Illinois 60603
                                               Attn: Jeffrey Dodd

                                               Telephone: (312) 904-2869
                                               Telecopier: (312) 904-6387








                                      S-11

                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               TORONTO DOMINION (TEXAS),  INC.

                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount:  $30,000,000

                                               Commitment Percentage:  11.111%

                                               Address for Notices:

                                               31 West 52nd Street
                                               New York, NY 10019-6101
                                               Attn: Hermann Mazard
                                               Energy Group

                                               Telephone: (212) 827-7531
                                               Telecopier: (212) 262-1926

                                               With a copy to:

                                               The Toronto Dominion Bank
                                               909 Fannin Street, 17th Floor
                                               Houston, Texas 77010
                                               Attn: Ann Slanis

                                               Telephone: (713) 427-8522
                                               Telecopier: (713) 951-9921








                                      S-12



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               NATIONAL WESTMINSTER BANK PLC,
                                                  NEW YORK BRANCH


                                               By _____________________________
                                                  Title:

                                               NATIONAL WESTMINSTER BANK PLC,
                                                  NASSAU BRANCH


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount:  $30,000,000

                                               Commitment Percentage:  11.111%

                                               Address for Notices:

                                               1 Princes Street, 6th Floor
                                               London, U.K. EC2R8PB
                                               Attn: Richard Freedman
                                               Director

                                               Telephone: (44) (171) 390-1100
                                               Telecopier: (44) (171) 390-1108

                                               With a copy to:

                                               101 Park Avenue, 10th Floor
                                               New York, NY 10178
                                               Attn:  Bob Ditton

                                               Telephone: (212) 401-3727
                                               Telecopier: (212) 401-3738


                                      S-13



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               THE BANK OF NOVA SCOTIA


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $7,500,000

                                               Commitment Percentage:  2.778%

                                               Address for Notices:

                                               One Liberty Plaza
                                               New York, NY 10006
                                               Attn: David Schwartzbarg

                                               Telephone: (212) 225-5221
                                               Telecopier: (212) 225-5090







                                      S-14



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               BANK OF TOKYO-MITSUBISHI
                                                  TRUST COMPANY


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount:  $15,000,000

                                               Commitment Percentage:  5.556%

                                               Address for Notices:

                                               1251 Avenue of the Americas,
                                                  12th Floor
                                               New York, NY 10116-3138
                                               Attn: Christie Wallace

                                               Telephone: (212) 782-4289
                                               Telecopier: (212) 782-6445





                                      S-15



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               CITIBANK, N.A.

                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $15,000,000

                                               Commitment Percentage: 5.556%

                                               Address for Notices:

                                               388 Greenwich, 23rd Floor
                                               New York, NY 10013
                                               Attn: Hugo Arias

                                               Telephone: (212) 816-5390
                                               Telecopier: (212) 816-5420

                                               With a copy to:

                                               2 Penns Way
                                               New Castle, DE 19720
                                               Attn: Suzanne Scott
                                               Loan Administrator

                                               Telephone: (302) 894-6060
                                               Telecopier: (302) 894-6120




                                      S-16



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               DEUTSCHE BANK AG, NEW YORK BRANCH
                                               a/o CAYMAN ISLANDS BRANCH


                                               By _____________________________
                                                  Title:



                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $15,000,000

                                               Commitment Percentage: 5.556%

                                               Address for Notices:

                                               31 West 52nd Street
                                               New York, NY 10019
                                               Attn: Joel Makowsky

                                               Telephone: (212) 469-7896
                                               Telecopier: (212) 469-5711



                                      S-17



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               BNP PARIBAS (successor by merger
                                               to Paribas)


                                               By _____________________________
                                                  Title:


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $15,000,000

                                               Commitment Percentage: 5.556%

                                               Address for Notices:

                                               787 7th Avenue
                                               New York, NY 10019
                                               Attn: Dan Cozine
                                               Director

                                               Telephone: (212) 841-2678
                                               Telecopier: (212) 841-2555

                                               With a copy to:

                                               787 7th Avenue
                                               New York, NY 10019
                                               Attn: Tecla Hurley

                                               Telephone: (212) 841-2624
                                               Telecopier: (212) 841-2555





                                      S-18



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               PNC BANK, NATIONAL ASSOCIATION


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $15,000,000

                                               Commitment Percentage: 5.556%

                                               Address for Notices:

                                               2 Tower Center Blvd.
                                               Floor 16-2
                                               East Brunswick, NJ 08816
                                               Attn: Michael Nardo
                                               Vice President

                                               Telephone: (732) 220-3229
                                               Telecopier: (732) 220-3231

                                               With a copy to:

                                               2 Tower Center Blvd.
                                               Floor 16-2
                                               East Brunswick, NJ 08816
                                               Attn: Joan O'Kelly

                                               Telephone: (732) 220-3223
                                               Telecopier: (732) 220-3231



                                      S-19



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               SOCIETE GENERALE, NEW YORK BRANCH


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $26,250,000

                                               Commitment Percentage: 9.722%

                                               Address for Notices:

                                               1221 Avenue of the Americas
                                               New York, NY 10020
                                               Attn: Robert Preminger

                                               Telephone: (212) 278-5703
                                               Telecopier: (212) 278-6136

                                               With a copy to:

                                               1221 Avenue of the Americas
                                               New York, NY 10020
                                               Attn: Debbie Napoli
                                               Corporate Assistant

                                               Telephone: (212) 278-7598
                                               Telecopier: (212) 278-7434





                                      S-20



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                               STANDARD CHARTERED BANK


                                               By _____________________________
                                                  Title:

                                               Initial Revolving Credit
                                               Committed Amount: $11,250,000

                                               Commitment Percentage: 4.167%

                                               Address for Notices:

                                               1 World Trade Center
                                               New York, NY 10048
                                               Attn: Alan Babcock

                                               Telephone: (212) 667-0219
                                               Telecopier: (212) 667-0225

                                               With a copy to:

                                               1 World Trade Center
                                               New York, NY 10048
                                               Attn: Y. Rodriguez

                                               Telephone: (212) 667-0435
                                               Telecopier: (212) 667-0568



                                      S-21



                           (Foster Wheeler Corporation
             Second Amended and Restated Revolving Credit Agreement)

                                    EXHIBIT A
                                       TO
                                CREDIT AGREEMENT


                              REVOLVING CREDIT NOTE

  $________________                                           New York, New York

                                                       ________________, 20____




           FOR VALUED RECEIVED, FOSTER WHEELER LLC, a Delaware limited liability company, FOSTER WHEELER USA CORPORATION, a Delaware corporation, FOSTER WHEELER ENERGY INTERNATIONAL, INC., a Delaware corporation, and FOSTER WHEELER ENERGY CORPORATION, a Delaware corporation (individually and collectively referred to herein as "BORROWER"), jointly and severally, promise to pay to the order of [NAME OF LENDER] (the "LENDER") on or before the Revolving Credit Maturity Date, and at such earlier dates as may be required by the Agreement (as defined below), the lesser of (i) the principal sum of ________ ($_______) or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to Borrower from time to time pursuant to the Agreement. Borrower further, jointly and severally, promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

           This Note is one of the "REVOLVING CREDIT NOTES" as referred to in, and is entitled to the benefits of, the Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, by and among Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America National Trust and Savings Association, as Administrative Agent (as the same may be amended, modified or supplemented from time to time, the "AGREEMENT"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

           Except as otherwise set forth in the Agreement, Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

           This Note shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to principles of choice of law.

                                               FOSTER WHEELER LLC
                                                   BY:  Foreign Holdings Ltd.,
                                                        its sole member


                                               By
                                                    Title:______________________

                                               FOSTER WHEELER USA CORPORATION


                                               By
                                                    Title:______________________


                                               FOSTER WHEELER ENERGY
                                                  INTERNATIONAL, INC.


                                               By
                                                    Title:______________________


                                               FOSTER WHEELER ENERGY CORPORATION


                                               By
                                                    Title:______________________

                                    EXHIBIT B
                                       TO
                                CREDIT AGREEMENT

                  [Form of Competitive Bid Loan Quote Request]


                                                          ----------------, ----

To: Bank of America National Trust and Savings Association, as Administrative Agent

From:     Foster Wheeler LLC (acting on behalf of the applicable Borrower)

Re:       Competitive Bid Loan Quote Request

                Pursuant to Section 2.03(b) of the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001, by and among FOSTER WHEELER LLC, the borrowing subsidiaries party thereto, the guarantors party thereto, the lenders party thereto and Bank of America National Trust and Savings Association, as Administrative Agent (as the same may from time to time be amended or modified, the "AGREEMENT"), we hereby give notice that we request Competitive Bid Loan Quotes (on behalf of [INSERT NAME OF APPLICABLE BORROWER]) for the following proposed Competitive Bid Borrowing(s):

------------------- ------------- ------------------ ---------- -------------
    Borrowing                          Principal      Interest
      Date            Borrower    Amount(1)  Type(2)  Period(3)   Currency
------------------- ------------- ------------------ ---------- -------------

------------------- ------------- ------------------ ---------- -------------

           Terms used herein have the meanings assigned to them in the Agreement.

                                               FOSTER WHEELER LLC
                                                  BY:  Foreign Holdings Ltd.,
                                                       its sole member


                                               By
                                                     Title:_____________________





--------
1 Each amount must be a Dollar Equivalent of $5,000,000 or a higher integral multiple of $1,000,000 (to the extent practical in the case of Eurocurrency Loans).

2 Insert either "LIBOR-based Margin" (in the case of LIBOR-based Loans), "CD Rate Margin" (in the case of CD Rate Loans), "Base Rate Margin" (in the case of Base Rate Loans) or "Absolute Rate" (in the case of Absolute Rate Loans).

3 Each Interest Period must be not less than seven days or more than 180 days.

                                    EXHIBIT C
                                       TO
                                CREDIT AGREEMENT


                      [Form of Competitive Bid Loan Quote]


  Bank of America National Trust and
     Savings Association, as Administrative Agent
  1850 Gateway Boulevard, 5th Floor
  Concord, California  94520


 ATTENTION: ________________




           RE:     COMPETITIVE BID LOAN QUOTE TO
                   FOSTER WHEELER LLC (THE "COMPANY")
                   ----------------------------------


           This Competitive Bid Loan Quote is given in accordance with Section 2.03(d) of the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001, by and among Foster Wheeler LLC, a Delaware limited liability company (the "COMPANY"), the borrowing subsidiaries party thereto, the Guarantors party thereto, the lenders party thereto and Bank of America National Trust and Savings Association, as Administrative Agent (as the same may from time to time be amended or modified, the "AGREEMENT"). Terms defined in the Agreement are used herein as defined therein.

           In response to the Company's invitation dated ___________, ___, we hereby make the following Competitive Bid Loan Quote(s) on the following terms:

           1.   Quoting Bank:

           2.   Person to contact at Quoting Bank:

           3. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


------------ ----------- ------------ ----------- ------------- ----------- ------------
Borrowing                 Principal                Interest
 Date(4)     Borrower      Amount(5)    Type(6)     Period(7)     Rate(8)     Currency
------------ ----------- ------------ ----------- ------------- ----------- ------------

------------ ----------- ------------ ----------- ------------- ----------- ------------

------------ ----------- ------------ ----------- ------------- ----------- ------------

           We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to Section 2.03(g) of the Agreement).

                                               Very truly yours,

                                               [LENDER]


                                               By
                                                      Authorized Officer

Dated:  ________________



----------

4    As specified in the related Competitive Bid Loan Quote Request.

5 The principal amount bid for each Interest Period may not exceed the principal amount of Competitive Bid Loans requested. Bids must be made for a Dollar Equivalent of at least $5,000,000 or a higher integral multiple of $1,000,000.

6 Indicate "LIBOR-based Margin" (in the case of LIBOR-based Loans), "CD Rate Margin" (in the case of CD Rate Loans), "Base Rate Margin" (in the case of Base Rate Loans) or "Absolute Rate" (in the case of Absolute Rate Loans).

7 Must be not less than seven days or more than 180 days, as specified in the related Competitive Bid Loan Quote Request

8 For a LIBOR-based Loan, specify margin over or under the LIBOR-Rate determined for the applicable Interest Period. For a CD Rate Loan, specify margin over or under the CD Rate determined for the applicable Interest Period. For a Base Rate Loan, specify margin over or under the Base Rate determined for the applicable Interest Period. In each case, specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether"plus" or "MINUS". For an Absolute Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

                                    EXHIBIT D
                                       TO
                                CREDIT AGREEMENT


                         [Form of Competitive Bid Note]


                                 PROMISSORY NOTE



$______________                                               ____________, 20__

           FOR VALUE RECEIVED, the undersigned, FOSTER WHEELER LLC, a Delaware limited liability company, FOSTER WHEELER USA CORPORATION, a Delaware corporation, FOSTER WHEELER ENERGY INTERNATIONAL, INC., a Delaware corporation, and FOSTER WHEELER ENERGY CORPORATION, a Delaware corporation (individually and collectively referred to herein as "BORROWER"), jointly and severally, promise to pay to the order of __________________ (the "LENDER") on the Competitive Bid Loan Maturity Date of each Competitive Bid Loan made by the Lender to Borrower pursuant to the Agreement described below, the lesser of (i) the principal sum of ________________________________ Dollars ($___________) or (ii) the unpaid principal amount of all such Competitive Bid Loans made by the Lender maturing on such Competitive Bid Loan Maturity Date. Borrower further, jointly and severally, promise to pay to the order of the Lender interest on the unpaid principal amount of each such Competitive Bid Loan from time to time outstanding at the rate or rates per annum determined pursuant to Section 2.03 of, or as otherwise provided in, the Agreement, payable on the dates set forth in Sections
2.03 (k) and 2.15 of, or as otherwise provided in, the Agreement.

           This Competitive Bid Note is one of the "COMPETITIVE BID NOTES" referred to in, and is entitled to the benefits provided by, the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001, by and among Borrower, the guarantors party thereto, the lenders party thereto and Bank of America National Trust and Savings Association, as Administrative Agent for the lenders (as the same may from time to time be amended or modified, the "AGREEMENT"). Said Agreement, among other things, contains provisions for acceleration of the maturity of Competitive Bid Loans evidenced hereby upon the happening of certain stated events, upon the terms and conditions therein specified. Terms defined in the Agreement shall have the same meanings herein.

           Subject to the provisions of the Agreement, payments of both principal and interest shall be made at the office of Bank of America National Trust and Savings Association located at 1850 Gateway Boulevard, 5th Floor, Concord, California 94520, in lawful money of the United States of America in immediately available funds.

           Except as otherwise set forth in the Agreement, Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Competitive Bid Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

           This Competitive Bid Note shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                                        FOSTER WHEELER LLC
                                            BY:  Foreign Holdings Ltd.,
                                                  its sole member


                                        By
                                             Title:_____________________________

                                        FOSTER WHEELER USA CORPORATION


                                        By
                                             Title:_____________________________


                                        FOSTER WHEELER ENERGY INTERNATIONAL,
                                             INC.


                                        By
                                             Title:_____________________________


                                        FOSTER WHEELER ENERGY CORPORATION


                                        By
                                             Title:_____________________________

                                    EXHIBIT E
                                       TO
                                CREDIT AGREEMENT

                             SWINGLINE ADVANCE NOTE


$_____________                                               New York, New York,
                                                             _____________, 20__

           FOR VALUE RECEIVED, the undersigned, FOSTER WHEELER LLC, a Delaware limited liability company, FOSTER WHEELER USA Corporation, a Delaware corporation, FOSTER WHEELER ENERGY INTERNATIONAL, INC., a Delaware corporation, and FOSTER WHEELER ENERGY CORPORATION, a Delaware corporation (individually and collectively referred to herein as "BORROWER"), jointly and severally promise to pay to the order of [name of Lender] (the "LENDER") on or before the Revolving Credit Maturity Date, and at such earlier dates as may be required by the Agreement (as defined below), the lesser of (i) the principal sum of Ten Million Dollars ($10,000,000) or (ii) the aggregate unpaid principal amount of all Swingline Advances made by the Lender to Borrower from time to time pursuant to the Agreement. Borrower, jointly and severally, further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

           This Note is one of the "SWINGLINE ADVANCE NOTES" as referred to in, and is entitled to the benefits of, the Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America National Trust and Savings Association, as Administrative Agent (as the same may be amended, modified or supplemented from time to time, the "AGREEMENT"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

           Except as otherwise set forth in the Agreement, Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

           This Note shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to principles of choice of law.


                                      FOSTER WHEELER LLC
                                          BY:  Foreign Holdings Ltd.,
                                                  its sole member


                                      By
                                           Title:_______________________________

                                      FOSTER WHEELER USA CORPORATION


                                      By
                                           Title:_______________________________


                                      FOSTER WHEELER ENERGY INTERNATIONAL, INC.


                                      By
                                           Title:_______________________________


                                      FOSTER WHEELER ENERGY CORPORATION


                                      By
                                           Title:_______________________________

                                    EXHIBIT F
                                       TO
                                CREDIT AGREEMENT


                        QUARTERLY COMPLIANCE CERTIFICATE

           I have conducted a review of the terms and conditions of the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001, (the "AGREEMENT"), the Notes and the other Loan Documents, and the financial statements of the Company. Defined terms used herein without definition are used as defined in the Agreement. Such review has not disclosed nor does the signer have any knowledge of the existence as of the date of this certificate of any condition or event which constitutes a Potential Default or Event of Default.

           I further certify that all representations and warranties contained in the Agreement are true and correct in all material respects with the same effect as though such representations and warranties were made on the date of this certificate (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date was true and correct as of such specified date).

           Attached are Schedules 1, 2 and 3 which are detailed calculations indicating compliance with the covenants contained in Sections 6.01, 6.02 and
6.03 of the Agreement as of the date of this certificate.



Date:                                 By________________________________________

                                          Title:________________________________

                                    EXHIBIT G
                                       TO
                                CREDIT AGREEMENT


                               TRANSFER SUPPLEMENT

           THIS TRANSFER SUPPLEMENT, dated as of the date specified in Item 1 of
Schedule I hereto, among the Transferor Lender specified in Item 2 of Schedule I hereto (the "TRANSFEROR LENDER"), each Purchasing Lender specified in Item 3 of
Schedule I hereto (each a "PURCHASING LENDER") and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders under the Revolving Credit Agreement described below.


                                    RECITALS:

            A. This Transfer Supplement is being executed and delivered in accordance with Section 10.14(c) of the Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, by and among FOSTER WHEELER LLC, a Delaware limited liability company (the "COMPANY"), the Borrowing Subsidiaries party thereto from time to time, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders (as the same may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition have the meaning specified in the Credit Agreement.

            B. Each Purchasing Lender (if it is not already a Lender) wishes to become a Lender party to the Credit Agreement.

            C. The Transferor Lender is selling and assigning to each Purchasing Lender, and each Purchasing Lender is purchasing and assuming, a certain portion of the Transferor Lender's rights and obligations under the Credit Agreement, including, without limitation, the Transferor Lender's Commitments, Loans owing to it, Swingline Advance Participating Interest, Letter of Credit Obligations owing to it and any Notes held by it (the "TRANSFEROR LENDER'S INTERESTS").

           NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. TRANSFER EFFECTIVE NOTICE. Upon receipt by the Administrative Agent of five counterparts of this Transfer Supplement (to each of which is attached a fully completed Schedule I and Schedule II), and each of which has been executed by the Transferor Lender, by each Purchasing Lender and by any other Person required by Section 10.14(c) of the Credit Agreement to execute this Transfer Supplement, the Administrative Agent will transmit to Company, the Transferor Lender and each Purchasing Lender a transfer effective notice, substantially in the form of Schedule III to this Transfer Supplement (a "TRANSFER EFFECTIVE NOTICE"). The date specified in such Transfer Effective Notice as the date on which the transfer effected by this Transfer Supplement shall become effective (the "TRANSFER EFFECTIVE DATE") shall be the fifth Business Day following the date of such Transfer Effective Notice or such other date as shall be agreed upon among the Transfer Lender, the Purchasing Lender, the Administrative Agent and the Company. From and after the Transfer Effective Date, each Purchasing Lender (if not already a Lender party to the Credit Agreement) shall be a Lender party to the Credit Agreement for all purposes thereof having the respective interests in the Transferor Lender's interests reflected in this Transfer Supplement.

            2. PURCHASE PRICE; SALE. At or before 12:00 Noon, local time at the Transferor Lender's office specified in Schedule III, on the Transfer Effective Date, each Purchasing Lender shall pay to the Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Lender and such Purchasing Lender (the "PURCHASE PRICE"), of the portion being purchased by such Purchasing Lender (such Purchasing Lender's "PURCHASED PERCENTAGE") of the Transferor Lender's Interests. Effective upon receipt by the Transferor Lender of the Purchase Price from a Purchasing Lender, the Transferor Lender hereby irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty (express or implied) except as set forth in Section 6 hereof, and each Purchasing Lender hereby irrevocably purchases, takes and assumes from the Transferor Lender such Purchasing Lender's Purchased Percentage of the Transferor Lender's Interests. The Transferor Lender shall promptly notify the Administrative Agent of the receipt of the Purchase Price from a Purchasing Lender ("PURCHASE PRICE RECEIPT NOTICE"). Upon receipt by the Administrative Agent of such Purchase Price Receipt Notice, the Administrative Agent shall record in the Register the information with respect to such sale and purchase as contemplated by Section 10.14(d) of the Credit Agreement.

            3. PRINCIPAL, INTEREST AND FEES. All principal payments, interest, fees and other amounts that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Lender in respect of the Transferor Lender's Interests shall, instead, be payable to or for the account of the Transferor Lender and the Purchasing Lenders, as the case may be, in accordance with their respective interests as reflected in this Transfer Supplement.

            4. CLOSING DOCUMENTS. Concurrently with the execution and delivery hereof, the Transferor Lender will request that the Administrative Agent provide to each Purchasing Lender (if it is not already a Lender party to the Credit Agreement) conformed copies of all documents delivered to such Transferor Lender on the Closing Date in satisfaction of conditions precedent set forth in the Credit Agreement.

            5. FURTHER ASSURANCES. Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.

            6. CERTAIN REPRESENTATIONS AND AGREEMENTS. By executing and delivering this Transfer Supplement, the Transferor Lender and each Purchasing Lender confirm to and agree with each other and the Administrative Agent and the Lenders as follows:

                       (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Lender makes no representation or warranty and assumes no responsibility with respect to (i) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of the Credit Agreement or any other Loan Document, (ii) any recital, representation, warranty, document, certificate, report or statement in, provided for in, received under or in connection with, the Credit Agreement or any other Loan Document, or (iii) the existence, validity, enforceability, perfection, recordation, priority, adequacy or value, now or hereafter, of any Lien or other direct or indirect security afforded or purported to be afforded by any of the Loan Documents or otherwise from time to time.

                       (b) The Transferor Lender makes no representation or warranty and assumes no responsibility with respect to (i) the performance or observance of any of the terms or conditions of the Credit Agreement or any other Loan Document on the part of any Borrower or any other Person, (ii) the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person, or (iii) the existence of any Event of Default or Potential Default.

                       (c) Each Purchasing Lender confirms that it has received a copy of the Credit Agreement and each of the other Loan Documents, together with copies of the financial statements referred to in
           Section 3.06 thereof, the most recent financial statements delivered pursuant to Section 5.01 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Transfer Supplement. Each Purchasing Lender confirms that it has made such analysis and decision independently and without reliance upon the Administrative Agent, the other Agents, the Transferor Lender or any other Lender.

                       (d) Each Purchasing Lender, independently and without reliance upon the Administrative Agent, the other Agents, the Transferor Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, will make its own decisions to take or not take action under or in connection with the Credit Agreement or any other Loan Document.

                       (e) Each Purchasing Lender irrevocably appoints the Administrative Agent to act as Administrative Agent for such Purchasing Lender under the Agreement and the other Loan Documents, all in accordance with Article VIII of the Credit Agreement and the other provisions of the Credit Agreement and the other Loan Documents.

                       (f) Each Purchasing Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

            7. SCHEDULE II. Schedule II hereto sets forth the revised Commitments of the Transferor Lender and each Purchasing Lender as well as administrative information with respect to each Purchasing Lender.


            8. GOVERNING LAW. This Transfer Supplement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to principles of choice of law.

            9. COUNTERPARTS. This Transfer Supplement may be executed on any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers on
Schedule I hereto as of the date set forth in Item I of Schedule I hereto.

                                   SCHEDULE I
                                       TO
                               TRANSFER SUPPLEMENT


                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

Re: Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, by and among Foster Wheeler LLC, a Delaware limited liability company (the "COMPANY"), the Borrowing Subsidiaries party thereto from time to time, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT")

Item I       (Date of                               [INSERT DATE OF
             Assignment Supplement):                ASSIGNMENT SUPPLEMENT]

Item 2       (Transferor Lender):                   [INSERT NAME OF TRANSFEROR
                                                    LENDER]

Item 3       (Purchasing Lender[s]):                [INSERT NAME[S] OF
                                                    PURCHASING LENDER[S]]

Item 4       (Signatures of Parties
             to Transfer Supplement):

                                                  [NAME OF TRANSFEROR LENDER]
                                              ----------------------------------
                                                      as Transferor Lender


                                              By:
                                                  Title:

                                                   [NAME OF PURCHASING LENDER]
                                              ----------------------------------
                                                       as Purchasing Lender


                                              By:
                                                  Title:

                                                  [NAME OF PURCHASING LENDER]
                                              ----------------------------------
                                                      as Purchasing Lender


                                              By:
                                                  Title:

[FOLLOWING TWO CONSENTS REQUIRED ONLY WHEN
PURCHASING LENDER IS NOT ALREADY A LENDER
[OR AN AFFILIATE OF A LENDER]]

CONSENTED TO AND ACKNOWLEDGED:

FOSTER WHEELER LLC
      BY:  Foreign Holdings Ltd., its sole member


By:___________________________________________
    Title:

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION,
  as Administrative Agent


By:___________________________________________
    Title:

ACCEPTED FOR RECORDATION IN
  PURCHASING LENDER REGISTER:

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION,
  as Administrative Agent


By:___________________________________________
    Title:

                                   SCHEDULE II
                                       TO
                               TRANSFER SUPPLEMENT


                       LIST OF LENDING OFFICES, ADDRESSES
                        FOR NOTICES AND COMMITTED AMOUNTS

[NAME OF TRANSFEROR LENDER]    REVISED COMMITMENT AND LOAN AMOUNTS:

                               Revolving Credit Committed Amount    $__________

                               Additional Committed Amount          $__________

                               Swingline Advance Committed Amount   $__________

                               REVISED COMMITMENT PERCENTAGE:        __________

[NAME OF PURCHASING LENDER]    NEW COMMITMENT AND LOAN AMOUNTS:

                               Revolving Credit Committed Amount    $__________

                               Additional Committed Amount          $__________

                               Swingline Advance Committed Amount   $__________

                               NEW COMMITMENT PERCENTAGE:            __________

Administrative Information
  For Purchasing Lender:

Address:__________________________________
        __________________________________
Attention:________________________________

Telephone:________________________________
Telex:____________________________________
  (Answerback:____________________________)
Telecopier:_______________________________

                                  SCHEDULE III
                                       TO
                               TRANSFER SUPPLEMENT

                            TRANSFER EFFECTIVE NOTICE

To:        [INSERT NAME OF BORROWER, TRANSFEROR
           LENDER AND EACH PURCHASING LENDER]

           The undersigned, as Administrative Agent under the Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, by and among Foster Wheeler LLC, a Delaware limited liability company (the "COMPANY"), the Borrowing Subsidiaries party thereto from time to time, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), acknowledges receipt of five executed counterparts of a completed Transfer Supplement, dated _________, ____, from [NAME OF TRANSFEROR LENDER] to [NAME OF EACH PURCHASING LENDER] (the "TRANSFER SUPPLEMENT"). Terms defined in the Transfer Supplement are used herein as therein defined.

            1. Pursuant to the Transfer Supplement, you are advised that the Transfer Effective Date will be _________, ____. [INSERT FIFTH BUSINESS DAY FOLLOWING DATE OF TRANSFER EFFECTIVE NOTICE OR OTHER DATE AGREED TO AMONG THE TRANSFEROR LENDER, THE PURCHASING LENDER, THE ADMINISTRATIVE AGENT AND THE BORROWER.]

            2. Pursuant to Section 10.14(c) of the Credit Agreement, the Transferor Lender has delivered to the Administrative Agent the Transferor Lender Notes.

            3. Section 10.14(c) of the Credit Agreement provides that, to the extent requested by the Purchasing Lender, the Borrowers are to deliver to the Administrative Agent on or before the Assignment Effective Date the following Notes, each dated the date of the Note it replaces.

           [DESCRIBE EACH NEW REVOLVING CREDIT NOTE, SWINGLINE ADVANCE NOTE AND COMPETITIVE BID NOTE FOR TRANSFEROR LENDER AND PURCHASING LENDER AS TO DATE (AS REQUIRED BY THE CREDIT AGREEMENT), PRINCIPAL AMOUNT AND PAYEE.]

            4. The Transfer Supplement provides that each Purchasing Lender is to pay its Purchase Price to the Transferor Lender at or before 12:00 o'clock Noon, local time at the Transferor Lender's lending office specified in Schedule II to the Transfer Supplement, on the Transfer Effective Date in immediately available funds.

                                           Very truly yours,

                                           BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION,
                                             as Administrative Agent


                                           By:
                                               Title:

                                    EXHIBIT H

                          SUBSIDIARY GUARANTY AGREEMENT

                                                          ------------ --, ----

Bank of America National Trust and
Savings Association, as Administrative
Agent for the Lenders party to the
Second Amended and Restated Revolving
Credit Agreement dated as of May 25,
2001 among Foster Wheeler LLC (the
"COMPANY"), the Borrowing Subsidiaries
party thereto from time to time, the
Guarantors party thereto from time to
time, the Lenders party thereto from
time to time, and Bank of America
National Trust and Savings Association,
as Administrative Agent (the "CREDIT
AGREEMENT")

Ladies and Gentlemen:

           Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

           The undersigned, [NAME OF SUBSIDIARY GUARANTOR], a [JURISDICTION OF INCORPORATION] corporation, hereby acknowledges that it is a "GUARANTOR" for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in
Section 3 of the Credit Agreement are true and correct as to the undersigned as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

           Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Article IX thereof, to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto.

           This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

                               Very truly yours,

                               [NAME OF SUBSIDIARY GUARANTOR]


                               By
                                   Title:_______________________________________

                                    EXHIBIT I

                      JOINDER TO REVOLVING CREDIT AGREEMENT



                                                           ------------ --, ----

Bank of America National Trust and
Savings Association, as Administrative
Agent for the Lenders party to the
Second Amended and Restated Revolving
Credit Agreement dated as of May 25,
2001 among Foster Wheeler LLC (the
"COMPANY"), Borrowing Subsidiaries party thereto from time to time, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and Bank of America
National Trust and Savings Association,
as Administrative Agent (the "CREDIT
AGREEMENT")

Ladies and Gentlemen:

           Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

           Pursuant to Section 1.04 of the Credit Agreement, the undersigned hereby joins in the Credit Agreement for the purposes of becoming a party thereto as one of the "Lenders" and agrees to comply with all of the terms and conditions of the Credit Agreement. The undersigned agrees (i) to undertake all of the obligations of a Lender under the Credit Agreement and (ii) to provide the Revolving Credit Commitment in the amount set forth below under the terms and conditions in the Credit Agreement. The undersigned hereby irrevocably appoints the Administrative Agent to act as Administrative Agent for the undersigned under the Credit Agreement and the other Loan Documents, all in accordance with Article VIII of the Credit Agreement and the other provisions of the Credit Agreement and the other Loan Documents.

           IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date first above written.


                               ________________________________________________,
                               as Lender



                               By:______________________________________________
                                  Title:________________________________________

                               Revolving Credit
                                 Commitment Amount:  $__________________________



                               Address for Notices:

                               _________________________________________________

                               _________________________________________________

                               _________________________________________________

                               Attention:_______________________________________

                               Telephone:_______________________________________

                               Telecopier:______________________________________

                                    EXHIBIT J


                                PLEDGE AGREEMENT

           PLEDGE AGREEMENT, dated as of May 25, 2001 (as amended, modified or supplemented from time to time, this "AGREEMENT"), made by each of the undersigned pledgors (each a "PLEDGOR", and together with any entity that becomes a party hereto pursuant to Section 19 hereof, the "PLEDGORS"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as collateral agent, for the benefit of the Secured Creditors (as defined below) (in such capacity and together with any successor thereto, the "PLEDGEE"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                                   WITNESSETH:

           WHEREAS, Foster Wheeler LLC (the "COMPANY"), the Borrowing Subsidiaries party thereto from time to time, the Guarantors from time to time party thereto, various lenders from time to time party thereto (the "BANKS"), ABN AMRO Bank N.V. and First Union National Bank, as Documentation Agent and Syndication Agent, respectively (in such capacity, the "DOCUMENTATION AGENT" and the "SYNDICATION AGENT", respectively), and Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity and together with any successor thereto, the "ADMINISTRATIVE AGENT" and, together with the Pledgee, the Documentation Agent, the Syndication Agent and the Banks and their respective successors and assigns, the "BANK CREDITORS"), have entered into a Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001, providing for the extensions of credit to the Borrowers as contemplated therein (as used herein, the term "CREDIT AGREEMENT" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders);

           WHEREAS, pursuant to the terms of the Credit Agreement, the Pledgors have either guaranteed or have agreed to be jointly and severally liable to the Bank Creditors for the payment when due of all obligations and liabilities of the Borrowers under or with respect to the Loan Documents;

           WHEREAS, Foster Wheeler Corporation on November 15, 1995 issued $200,000,000 in aggregate principal amount of its 6-3/4% Notes due November 15, 2005 (the "6-3/4% NOTES") (with the holders from time to time of such 6-3/4% Notes being herein called the "NOTEHOLDERS") pursuant to an Indenture, dated as of November 15, 1995, by and between Foster Wheeler Corporation and Harris Trust and Savings Bank, as trustee (together with any successor thereto, the

"TRUSTEE") on behalf of the Noteholders (as amended, modified or supplemented from time to time, the "INDENTURE");

           WHEREAS, the Pledgors have issued guarantees of the payment when due of all of the obligations and liabilities of Foster Wheeler LLC (as successor by merger to Foster Wheeler Corporation) under or with respect to the 6-3/4% Notes and the Indenture (with any such guarantees, together with the 6-3/4% Notes and Indenture being herein collectively called the "NOTE DOCUMENTS");

           WHEREAS, it is a condition to the extensions of credit under the Credit Agreement, and the Indenture requires, concurrently with the execution and delivery of the Credit Agreement by the Borrowing Subsidiaries, that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

           WHEREAS, it is contemplated that the Pledged Instruments (as defined below) will be pledged to secure the "CREDIT DOCUMENT OBLIGATIONS" and the "NOTE OBLIGATIONS" and all other amounts comprising "Obligations" (as each such term is hereinafter defined) on an equal and ratable basis, as contemplated hereby, and that in connection therewith, the Pledgee, as collateral agent hereunder, shall act as the "Collateral Agent" for the benefit of the Bank Creditors, the Noteholders and the other Secured Creditors; and

           WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the second preceding paragraph;

           NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

SECTION 1.               SECURITY FOR OBLIGATIONS; DEFINITIONS.

           (a) This Agreement is made by each Pledgor in favor of the Pledgee for the benefit of the Bank Creditors, the Noteholders and the Trustee (collectively, together with the Pledgee, the "SECURED CREDITORS"), to secure on an equal and ratable basis:

                       (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due (the "BANKRUPTCY CODE" as used herein shall mean Title 11 of the United States Code entitled "BANKRUPTCY" as now or hereafter in effect, or any successor thereto) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and all other Loan Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Credit Agreement and under any guaranty by it of the obligations under the Credit Agreement) and the due performance and compliance by such Pledgor with the terms of each such Loan Document (all such obligations and liabilities under this clause (i) being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS");

                      (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor to the Noteholders and the Trustee, whether now existing or hereafter incurred under, arising out of or in connection with the Note Documents to which such Pledgor is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Indenture or any guaranty by it of the obligations under the Indenture) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in each such Note Document (all such obligations and liabilities under this clause (ii) being herein collectively called the "NOTE OBLIGATIONS");

                     (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                      (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean (a) any "Event of Default" at any time under, and as defined in, the Credit Agreement, and (b) any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                       (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 9 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1, being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

           (b) As used herein, the term "Instruments" shall mean (i) a promissory note dated February 10, 1999 of Foster Wheeler Constructors, Inc. ("CONSTRUCTORS") in the amount of $10,000,000 payable to the order of Foster Wheeler USA Corporation; (ii) a promissory note dated February 10, 1999 of Constructors in the amount of $10,000,000 payable to the order of Foster Wheeler Energy International, Inc., (iii) a promissory note dated February 10, 1999 of Constructors in the amount of $10,000,000 payable to the order of Foster Wheeler Energy Corporation, (iv) a promissory note dated May 25, 2001 of Foster Wheeler

International Holdings, Inc. in the amount of $10,000,000 payable to the order of Foster Wheeler US Holdings, Inc., and (v) a promissory note dated May 25, 2001 of Foster Wheeler US Holdings, Inc. in the amount of $10,000,000 payable to the order of Foster Wheeler International Holdings, Inc.

           (c) All Instruments at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Instruments," which together with
(i) all proceeds thereof, including any instruments, securities and moneys received and at the time held by the Pledgee hereunder, and (ii) all principal, interest, cash, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Instruments are hereinafter called the "Collateral".

SECTION 2.  PLEDGE OF INSTRUMENTS.

           To secure all Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a first priority security interest in all of the Collateral owned by such Pledgor;
(ii) pledges and deposits as security with the Pledgee the Pledged Instruments owned by such Pledgor on the date hereof, and delivers to the Pledgee such Pledged Instruments, duly endorsed in blank by such Pledgor, or such other instruments of transfer as are reasonably acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Pledged Instrument, to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

SECTION 3.               RIGHTS, ETC., WHILE NO EVENT OF DEFAULT.

           Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all rights pertaining to the Pledged Instruments; PROVIDED, that no action shall be taken which would violate or be inconsistent with any of the terms of this Agreement or any other Secured Debt Agreement (as hereinafter defined). All such rights of such Pledgor shall cease in case an Event of Default shall occur and be continuing, and Section 5 hereof shall become applicable.

SECTION 4.               INTEREST AND OTHER DISTRIBUTIONS.

           Except as provided in Section 5 hereof, all payments in respect of the Pledged Instruments shall be paid to the respective Pledgor.

SECTION 5.               REMEDIES IN CASE OF EVENT OF DEFAULT.

           In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, by any other Loan Document, or by any Note Document (with all of the Documents listed above being herein collectively called the "SECURED DEBT AGREEMENTS") or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                       (i) to receive all amounts payable in respect of the Collateral otherwise payable to such Pledgor under Section 4 hereof;

                       (ii) to instruct makers of the Pledged Instruments to make any and all payments in respect of the Pledged Instruments directly to the Pledgee;

                       (iii) to transfer all or any part of the Pledged Instruments into the Pledgee's name or the name of its nominee or nominees;

                       (iv) to take any action in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

                       (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED, that at least 10 Business Days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, the Pledgors shall be liable for the deficiency and the fees of any attorneys employed by the Pledgee to collect such deficiency. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

SECTION 6.               REMEDIES, ETC., CUMULATIVE.

           Each right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the Pledgee acting upon the instructions of the Required Secured Creditors (as defined in Annex A hereto) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

SECTION 7.               APPLICATION OF PROCEEDS.

           (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral of each Pledgor, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                       (i) first, to the payment of all Obligations owing to the Pledgee of the type provided in clauses (iii), (iv) and (v) of the definition of Obligations in Section 1 hereof;

                       (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 7(d) hereof, with each Secured Creditor receiving an amount equal to its outstanding Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed; and

                       (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), inclusive, and following the termination of this Agreement pursuant to Section 15 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

           (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

           (c) If the Bank Creditors are to receive a distribution in accordance with the procedures set forth above in this Section 7 on account of undrawn amounts with respect to letters of credit issued under the Credit Agreement, such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding letters of credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such letters of credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Pledgee for distribution in accordance with Section 7(a) hereof.

           (d) Except as set forth in Section 7(c) hereof, all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to any other Secured Creditors (other than the Pledgee), to the Trustee or paying agent (each a "REPRESENTATIVE") for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

           (e) For purposes of applying payments received in accordance with this Section 7, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Administrative Agent, each Representative for any other Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Pledgee) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors.

           (f) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

SECTION 8.               PURCHASERS OF COLLATERAL.

           Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

SECTION 9.               INDEMNITY.

           Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each Representative of a Secured Creditor in its capacity as such from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee in such capacity and each Representative of a Secured

Creditor in its capacity as such for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder except, with respect to clauses (i) and (ii) above, to the extent arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 9 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

SECTION 10.              FURTHER ASSURANCES; POWER OF ATTORNEY.

           (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable Uniform Commercial Code or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

           (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this
Section 10.

SECTION 11.              THE PLEDGEE AS AGENT.

           The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex A hereto, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

SECTION 12.              TRANSFER BY PLEDGORS.

           No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Secured Debt Agreements).

SECTION 13.              REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS.

           (a)    Each Pledgor represents, warrants and covenants that:

                       (i) it is the legal, record and beneficial owner of, and has good title to, all Pledged Instruments purported to be owned by such Pledgor, subject to no Lien, except the Liens created by this Agreement;

                       (ii) it has full power, authority and legal right to pledge all the Pledged Instruments;

                       (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                       (iv) no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, in each case except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder;

                       (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                       (vi) all Pledged Instruments have been duly and validly issued; and

                       (vii) the pledge, assignment and delivery (which delivery has been made) to the Pledgee of the Pledged Instruments creates a valid and perfected first priority security interest in such Pledged Instruments, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party (except the Secured Creditors) a lien or encumbrance on the property or assets of such Pledgor which would include the Instruments.

           Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

           (b) The Pledgors hereby agree that the rights created by the subordinated provisions of the guarantees executed by the Pledgors related to the Note Documents and the subordination provisions of the Credit Agreement which each provide for the subordination of the indebtedness of the Borrowers owing to any Pledgor to the Obligations of the Borrowers owing to the Secured Creditors shall be on a parity basis for the equal and ratable benefit of the Secured Creditors.

SECTION 14.              PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.

           The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (v) any limitation on any other Pledgor's liability or obligations under this Agreement or under any other Secured Debt Agreement or any invalidity or unenforceability, in whole or in part, of this Agreement or any other Secured Debt Agreement or any term thereof; or (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

SECTION 15.              TERMINATION, RELEASE.

           (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 9 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the earliest of (i) the date upon which the Total Revolving Credit Commitment has been terminated, no Note under the Credit Agreement is outstanding and all other Credit Document Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full, (ii) the date upon which the Credit Documents are amended to release all Collateral subject to this Agreement and (iii) the date on which the Indenture no longer requires equal and ratable security or the 6-3/4% Notes have been paid in full.

           (b) In the event that any part of the Collateral is sold (other than to any Credit Party) in connection with a sale permitted by the Secured Debt Agreement or is otherwise released at the direction of the Required Secured Creditors, the Pledgee, at the request and expense of such Pledgor will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging such release, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, distributed or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

           (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 15(a) or (b), it shall deliver to the Pledgee a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 15(a) or
(b), and the Pledgee shall be entitled (but not required) to conclusively rely thereon.

SECTION 16.              NOTICES, ETC.

           Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

           (a)    if to any Pledgor, at:

                        Perryville Corporate Park
                        Clinton, New Jersey  08809-4000
                        Attention:  Vice President and Treasurer
                        Telephone No.:  (908) 713-2945
                        Telecopier No.:  (908) 713-2953


           (b)    if to the Pledgee, at:

                        Bank of America National Trust and Savings Association 1850 Gateway Boulevard, 5th Floor
                        Concord, California  94520
                        Attention:  Glenis Croucher
                        Telephone No.:  (925) 675-8447
                        Telecopier No.:  (925) 675-8500


           (c) if to any Bank Creditor (other than the Pledgee), (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

           (d) if to any other Secured Creditor, (x) to the Representative for such Secured Creditor or (y) if there is no such Representative, at such address as such Secured Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

SECTION 17.              WAIVER; AMENDMENT.

           None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that additional Pledgors may be added as parties hereto from time to time in accordance with Section 19 hereof and Pledgors may be released as parties hereto in accordance with Sections 15 and 18 hereof and that no consent of any other Pledgor or of the Secured Creditors shall be required in connection therewith) and the Pledgee (with the written consent of the Required Lenders (or all the Lenders if required by Section 10.03 of the Credit Agreement); PROVIDED, that the Company certifies that any such change, waiver, modification or variance is otherwise permitted by the terms of the respective Secured Debt Agreements or, if not so permitted, that the requisite consents therefor have been obtained. Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Lenders may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof), with such changes not being subject to the proviso to the immediately preceding sentence. Furthermore, the proviso to the second preceding sentence shall not apply to any release of Collateral effected in accordance with the requirements of Section 18 of this Agreement, or any other release of Collateral or termination of this Agreement so long as the certifies that such actions will not violate the terms of any Secured Debt Agreement then in effect.

SECTION 18.              RELEASE.

           In the event any Pledgor is released from either its guaranty obligation or its joint and several obligation under the Credit Agreement, such Pledgor shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

SECTION 19.              ADDITIONAL PLEDGORS.

           Pursuant to Section 5.15 of the Credit Agreement, certain Subsidiaries of the Company may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Pledgee and such Subsidiary of an instrument in the form of Exhibit A-2, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of Exhibit A-2 to the Pledgee and, at such time, shall execute a Pledge and Security Agreement Supplement in the form of Exhibit A-1 to this Agreement with respect to all Collateral of such Pledgor required to be pledged hereunder, which Supplement shall be completed in accordance with Exhibit A-1. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. Upon the execution and delivery by the Pledgee and such Subsidiary of an instrument in the form of Exhibit A-2 as provided above, it is understood and agreed that the pledge and security interests hereunder shall apply to all Collateral of such additional Pledgor as provided in Section 2 hereof regardless of any failure of any additional Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement.

SECTION 20.              RECOURSE.

           This Agreement is made with full recourse to the Pledgors and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgors contained herein and otherwise in writing in connection herewith.

SECTION 21.              PLEDGEE NOT BOUND.

           (a) The Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

           (b) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

SECTION 22.              CONTINUING PLEDGORS.

           The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by Section 19 hereof or otherwise and/or
(y) the release of any Pledgor under this Agreement as contemplated by Section 18 hereof or otherwise.

SECTION 23.              NO FRAUDULENT CONVEYANCE.

           Each Pledgor hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, each Pledgor hereby irrevocably agrees that its obligations and liabilities hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws, result in the obligations and liabilities of such Pledgor hereunder in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

SECTION 24.              MISCELLANEOUS.

           This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the consent of the Required Lenders and, if required by Section 10.03 of the Credit Agreement, all Lenders). This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York (without regard to principles of conflict of laws). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

           IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                    FOSTER WHEELER USA CORPORATION


                                    BY:
                                        TITLE:

                                    FOSTER WHEELER ENERGY INTERNATIONAL, INC.


                                    BY:
                                        TITLE:

                                    FOSTER WHEELER ENERGY CORPORATION


                                    BY:
                                        TITLE:

                                    FOSTER WHEELER US HOLDINGS, INC.


                                    By
                                         Title:_________________________________


                                    FOSTER WHEELER INTERNATIONAL HOLDINGS, INC.


                                    By
                                         Title:_________________________________



                                    ACCEPTED AND AGREED TO:

                                    BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Collateral
                                        Agent and Pledgee


                                    By:
                                        Title:

                                     ANNEX A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                   THE PLEDGEE

            1. APPOINTMENT. The Secured Creditors, by their acceptance of the benefits of the Pledge Agreement to which this Annex A is attached (the "Pledge Agreement") hereby irrevocably designate Bank of America National Trust and Savings Association (and any successor Pledgee) to act as specified herein and therein. Unless otherwise defined herein, all capitalized terms used herein (x) and defined in the Pledge Agreement, are used herein as therein defined and (y) not defined in the Pledge Agreement, are used herein as defined in the Credit Agreement referenced in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of the Pledge Agreement shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Pledge Agreement by the terms thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

            2. NATURE OF DUTIES. (a) The Pledgee shall have no duties or responsibilities except those expressly set forth herein or in the Pledge Agreement. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein and therein.

           (b) The Pledgee shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

           (c) The Pledgee shall not be required to ascertain or inquire as to the performance by any Pledgor of any of the covenants or agreements contained in the Pledge Agreement or any other Secured Debt Agreement.

           (d) The Pledgee shall be under no obligation or duty to take any action under, or with respect to, the Pledge Agreement if taking such action (i) would subject the Pledgee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Pledgee to qualify to do business, or obtain any license, in any jurisdiction where it is not then so qualified or licensed or (iii) would subject the Pledgee to in personam jurisdiction in any locations where it is not then so subject.

           (e) Notwithstanding any other provision of this Annex A, neither the Pledgee nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with, or pursuant to this Annex A or the Pledge Agreement except for its own gross negligence or willful misconduct.

            3. LACK OF RELIANCE ON THE PLEDGEE. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Pledgor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Pledgor and its Subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any notes or at any time or times thereafter. The Pledgee shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Pledge Agreement or the security interests granted hereunder or the financial condition of any Pledgor or any Subsidiary of any Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of any Pledgor or any Subsidiary of any Pledgor, or the existence or possible existence of any default or Event of Default. The Pledgee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Pledgor thereto or as to the security afforded by the Pledge Agreement.

            4. CERTAIN RIGHTS OF THE PLEDGEE. (a) No Secured Creditor shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. As used herein, the term "Required Secured Creditors" shall mean the holders of at least a majority of the then outstanding Credit Document Obligations.

           (b) Notwithstanding anything to the contrary contained herein, the Pledgee is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the Required Secured Creditors have been requested by the Pledgee but have not yet been received, to take any action which the Pledgee, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; PROVIDED that once instructions have been received, the actions of the Pledgee shall be governed thereby and the Pledgee shall not take any further action which would be contrary thereto.

           (c) Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, the Pledgee shall not be required to take any action that exposes or, in the good faith judgment of the Pledgee may expose, the Pledgee or its officers, directors, agents or employees to personal liability, unless the Pledgee shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Pledgee may be, contrary to the Pledge Agreement, any Secured Debt Agreement or applicable law.

            5. RELIANCE. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or telescopes message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining hereto or to the Pledge Agreement and its duties thereunder and hereunder, upon advice of counsel selected by it.

            6. INDEMNIFICATION. To the extent the Pledgee is not reimbursed and indemnified by the Pledgors under the Pledge Agreement, the Bank Creditors will reimburse and indemnify the Pledgee, in proportion to their respective outstanding principal amounts of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder, or in any way relating to or arising out of its actions as Pledgee in respect of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct. The indemnities set forth in this Section 6 shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Pledgee is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of the Pledge Agreement. The indemnities set forth in this Section 6 are in addition to any indemnities provided by the Banks to the Pledgee pursuant to the Credit Agreement.

            7. THE PLEDGEE IN ITS INDIVIDUAL CAPACITY. With respect to its obligations as a lender under the Credit Agreement and any other Loan Documents to which the Pledgee is a party, and to act as agent under one or more of such Loan Documents, the Pledgee shall have the rights and powers specified therein and herein for a "Lender", or the "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Pledgee in its individual capacity. The Pledgee and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Pledgor or any Affiliate or Subsidiary of any Pledgor as if it were not performing the duties specified herein or in the other Loan Documents, and may accept fees and other consideration from the Pledgors for services in connection with the Credit Agreement, the other Loan Documents and otherwise without having to account for the same to the Secured Creditors.

            8. HOLDERS. The Pledgee may deem and treat the payee of any note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such note or of any note or notes issued in exchange therefor.

            9. RESIGNATION BY THE PLEDGEE. (a) The Pledgee may resign from the performance of all of its functions and duties hereunder and under the Pledge Agreement at any time by giving 15 Business Days' prior or written notice to the Company, the Banks and Representatives for the other Secured Creditors or, if there is no such Representative, directly to such Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clause (b) or (c) below.

           (b) If a successor Pledgee shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Pledgee, with the consent of the , which consent shall not be unreasonably withheld or delayed, shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

           (c) If no successor Pledgee has been appointed pursuant to clause (b) above by the 20th Business Day after the date of such notice of resignation was given by the Pledgee, as a result of a failure by the to consent to the appointment of such a successor Pledgee, the Required Secured Creditors shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

                                   EXHIBIT A-1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                     FORM OF
                    PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

           PLEDGE AND SECURITY SUPPLEMENT, dated as of __________ (this "SUPPLEMENT"), made by _________, a ___________ (the "PLEDGOR"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Pledgee and as collateral agent (in such capacities, the "PLEDGEE") for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given in the Pledge Agreement referred to below).

            1. Reference is hereby made to that certain Pledge Agreement, dated as of May 25, 2001 (as amended, supplemented or otherwise modified as of the date hereof, the "PLEDGE AGREEMENT"), made by the Pledgors party thereto in favor of the Pledgee for the benefit of the Secured Creditors described therein.

            2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Pledgee for the benefit of the Secured Creditors under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations, the Pledgor hereby delivers to the Pledgee, for the benefit of the Secured Creditors, all of the property listed in Schedule I hereto (the "ADDITIONAL COLLATERAL"; as used in the Pledge Agreement as supplemented by this Supplement, "COLLATERAL" shall be deemed to include the Additional Collateral), and hereby grants to the Pledgee, for the benefit of the Secured Creditors, a first priority security interest in the Additional Collateral and all proceeds thereof.

            3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 13 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "Collateral" to include the Additional Collateral and with references therein to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

            4. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof and the Pledge Agreement is hereby supplemented as provided herein. Without limiting the foregoing, "Collateral" subject to the Pledge Agreement shall hereby be deemed to include each item listed on Schedule I to this Supplement.

           IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Supplement to be duly executed and delivered on the date first set forth above.

                                         [PLEDGOR]


                                         By:
                                             Name:
                                             Title:

                                         BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Pledgee


                                         By:
                                             Name:
                                             Title:

                                   SCHEDULE I
                                       TO
                    PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

                              ADDITIONAL COLLATERAL

                                   EXHIBIT A-2
                                       TO
                                PLEDGE AGREEMENT

                     SUPPLEMENT NO. _______ dated as of __________, to the Pledge Agreement dated as of May 25, 2001 (the "PLEDGE AGREEMENT"), among the Pledgors party thereto (immediately before giving effect to this Supplement) and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as collateral agent and as pledgee (in such capacities, the "Pledgee") for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given it in the Pledge Agreement referred to below).

            A. The Pledgors have entered into the Pledge Agreement in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations as defined in the Pledge Agreement. Pursuant to Section
5.15 of the Credit Agreement, certain Subsidiaries of the are, after the date of the Pledge Agreement, required to enter into the Pledge Agreement as a Pledgor.
Section 19 of the Pledge Agreement provides that additional Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW PLEDGOR") is a Subsidiary of the and is executing this Supplement in accordance with the requirements of the Credit Agreement and/or the Pledge Agreement to become a Pledgor under the Pledge Agreement in order to induce the Secured Creditors to extend, or maintain, Obligations.

           Accordingly, the Pledgee and the New Pledgor agree as follows:

               SECTION 1. The New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

               SECTION 2. The New Pledgor represents and warrants to the Secured Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

               SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Pledgee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Pledgee.

               SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

               SECTION 5. This supplement shall be governed by, and construed in accordance with, the Laws of the State of New York.

               SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the .

               IN WITNESS WHEREOF, the New Pledgor and the Pledgee have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                    [NAME OF NEW PLEDGOR]


                                    By:
                                        Name:
                                        Title:

                                        Address:

                                    BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Pledgee


                                    By:
                                    Name:
                                    Title:

fwca.doc
1486877


                                    EXHIBIT K

                         COMMITMENT INCREASE SUPPLEMENT



                                                           ------------ --, ----

Bank of America National Trust and
Savings Association, as Administrative
Agent for the Lenders party to the
Second Amended and Restated Revolving
Credit Agreement dated as of May 25,
2001 among Foster Wheeler LLC (the
"COMPANY"), the Borrowing Subsidiaries
party thereto from time to time, the
Guarantors party thereto from time to
time, the Lenders party thereto from
time to time, and Bank of America
National Trust and Savings Association,
as Administrative Agent (the "CREDIT
AGREEMENT")

Ladies and Gentlemen:

           Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

           Pursuant to Section 1.04 of the Credit Agreement, the undersigned hereby agrees to increase, as of ______________, ______, its Revolving Credit Commitment to the amount set forth below and agrees that all of the terms and conditions of the Credit Agreement are equally applicable to its Revolving Credit Commitment as so increased.

           IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the date first above written.


                                    ___________________________________________,
                                    as Lender



                                     By:________________________________________
                                            Title:______________________________

                                     Revolving Credit
                                       Commitment Amount:  $____________________



                                    Address for Notices:

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    Attention:__________________________________

                                    Telephone:__________________________________

                                    Telecopier:_________________________________

                                    EXHIBIT L

                         REQUEST FOR EXTENSION OF CREDIT



Date:  ____________, _____


To:        Bank of America National Trust and
           Savings Association, as Administrative Agent

Ladies and Gentlemen:

           Reference is made to that certain Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 among Foster Wheeler LLC (the "COMPANY"), the Borrowing Subsidiaries party thereto from time to time, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America National Trust and Savings Association, as Administrative Agent (as extended, renewed, amended or restated from time to time, the "AGREEMENT;" the terms defined therein being used herein as therein defined).

           The undersigned, on behalf of ___________, hereby request (select one):

[  ] a borrowing of ___ Revolving Credit Loans or ___ Swingline Advance

[  ] a conversion or renewal of Loans

           1.  On _______________, ______.

           2.  In the amount of $_______________.

           3.  ____  Borrowing of Loans comprised of __________________________.
                                                    [type of interest rate
                                                     Option requested]
               ____  Conversion of Loans comprised of ___________ to __________.
               ____  Renewal of Loans comprised of _____________

           4.  If applicable:  with Funding Period of __________ months/days.

           The foregoing request complies with the requirements of Section 2.07 or 2.09, as applicable, of the Agreement. The undersigned hereby certifies that the following statements are true on the date hereof, and will be rue on the above date, before and after giving effect and to the application of the proceeds therefrom:

                       (a) the representations and warranties of each Borrower contained in the Agreement are true and correct in all material respects as though made on and as of the above date (except (i) to the extent that such representations and warranties expressly relate solely to an earlier date and then shall be correct as of such date and (ii) that the representation and warranty set forth in Section
           3.08 of the Agreement in the case of any Loans the proceeds of which are used solely to repay Loans maturing on such date) before and after giving effect to this extension of credit and to the application of the proceeds therefrom, as though made on and as of this date; and

                       (b) no Potential Default or Event of Default has occurred and is continuing, or would result form such proposed extension of credit.


                                           FOSTER WHEELER LLC
                                               BY:  Foreign Holdings, Ltd.,
                                                    its sole member



                                           By:
                                                Title:__________________________

                                    EXHIBIT M


                         FORM OF ELECTION TO PARTICIPATE

                                                               ___________, 20__

BANK OF AMERICA, N.A.,
   as Administrative Agent for the Lender party to the Credit Agreement referred to below

Dear Sirs:

           Reference is made to the Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2001 (the "CREDIT AGREEMENT") among Foster Wheeler LLC, one or more Borrowing Subsidiaries from time to time party thereto, the Lenders named therein, Bank of America, N.A. as Administrative Agent for the Lenders. Capitalized terms used and not defined herein have the meanings assigned to them in the Credit Agreement.

           The undersigned, [name of Borrowing Subsidiary], a [jurisdiction of incorporation] corporation, hereby elects to be a Borrowing Subsidiary for purposes of the Credit Agreement, effective from the date hereof until an Election to Terminate shall have been delivered on behalf of the undersigned in accordance with the Credit Agreement. The undersigned confirms that (i) it is a wholly-owned Subsidiary of the Company hereunder, (ii) it has irrevocably appointed the Company as its agent under Section 2.19 of the Credit Agreement;
(iii) the execution, delivery and performance by it of the Credit Agreement, this Election to Participate and the Notes which it has executed and delivered are within its corporate powers, have been duly authorized by all necessary corporate action, requires no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its charter or by-laws or of any agreement or instrument to which it is a party or is subject, or by which it, or its property, is bound, or of any judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, (iv) the Credit Agreement and the Notes constitute valid and binding joint and several obligations of the undersigned subject to general principles of equity and bankruptcy, reorganization, insolvency and similar laws of general application to enforcement of creditors' rights and (v) the representations and warranties set forth in Article III of the Credit Agreement are true and correct as to the undersigned as of the date hereof, and the undersigned hereby agrees to perform all the obligations of a Borrowing Subsidiary under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 10.12 thereof, as if the undersigned were a direct signatory party thereto.

           All notices to the undersigned under the Credit Agreement should be directed to Foster Wheeler LLC at its address for notices specified pursuant to
Section 10.05 of the Credit Agreement. This instrument shall be construed in accordance with and governed by the internal laws of the State of New York.

                                            Very truly yours,

                                            [NAME OF BORROWING SUBSIDIARY]

                                            By
                                            Name
                                            Title_______________________________



           The undersigned hereby confirms that [name of Borrowing Subsidiary] is a Borrowing Subsidiary for purposes of the Credit Agreement described above.

                                            FOSTER WHEELER LLC
                                                By:  Foreign Holding, Ltd.,
                                                       its sole member,

                                            By
                                            Name
                                            Title_______________________________



                                Agreed and accepted as of _____________________.

                                            BANK OF AMERICA, N.A.,
                                                  as Administrative Agent for
                                                  the Lenders

                                            By
                                            Name
                                            Title_______________________________